--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               HIGH INCOME FUND

--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2001




                        [LOGO] Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]




                              JOHN C. BIANCHI
                              PORTFOLIO MANAGER

      [GRAPHIC]   Classic Series

      Annual Report . July 31, 2001

      SMITH BARNEY
      HIGH INCOME FUND




      JOHN C. BIANCHI, CFA

      John Bianchi has more than 23 years of securities business experience and has been managing the Fund since 1990.

      Education: BA from Seton Hall University; MBA in Finance from Fairleigh Dickinson University

      FUND OBJECTIVE

      The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 2, 1986

      MANAGER TENURE
      -----------------
      11 Years

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      --------------------------------------
      23 Years

                    CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ               SHIAX   SHIBX   SHICX
--------------------------------------------
INCEPTION           11/6/92 9/2/86  8/24/94
--------------------------------------------

Average Annual Total Returns as of July 31, 2001


                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (10.33)% (10.82)% (10.83)%
                  -------------------------------------------
                  Five-Year          2.35     1.82     1.89
                  -------------------------------------------
                  Ten-Year            N/A     6.87      N/A
                  -------------------------------------------
                  Since Inception+   5.65     6.29     4.19
                  -------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (14.32)% (14.41)% (12.55)%
                  -------------------------------------------
                  Five-Year          1.40     1.70     1.68
                  -------------------------------------------
                  Ten-Year            N/A     6.87      N/A
                  -------------------------------------------
                  Since Inception+   5.09     6.29     4.04
                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, September
  2, 1986 and August 24, 1994, respectively.

What's Inside
Letter to Our Shareholders ...................................................1
Historical Performance........................................................3
Fund at a Glance............................................................. 6
Schedule of Investments.......................................................7
Statement of Assets and Liabilities..........................................20
Statement of Operations......................................................21
Statements of Changes in Net Assets..........................................22
Notes to Financial Statements................................................23
Financial Highlights.........................................................28
Independent Auditors' Report.................................................31




[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney High Income Fund ("Fund") for the period ended July 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the year ended July 31, 2001, the Fund's Class A shares without sales charges returned negative 10.33%. In comparison, the Salomon Smith Barney High-Yield Market (7-10 year) Index ("SSB Index")/1/ and the Bear Stearns High Yield Market Index/2/ returned negative 5.37% and negative 0.91%, respectively, for the same period. Moreover, during the period, the Fund distributed income dividends totaling $0.99 per Class A share. Past performance is not indicative of future results.

High-Yield Bond Market and Economic Overview
The high-yield market has continued to experience increased volatility in light of continued disappointing economic growth and corporate profits. The past 12 months has been marked by deteriorating corporate profits and rising default rates. On a rolling 12-month basis through the end of July 2001, default rates have risen to roughly 8.0% with the major rating agencies expecting a further increase to around 9.5% by the end of this year.

Overall performance in the high-yield market has been anemic with total returns only marginally positive. The greatest declines have been among telecommunications issues and technology issues. Both of these sectors continue to experience a dramatic reversal when compared to their performance of the past three years. Our historical overweight in these sectors has had a much greater negative impact on the Fund's performance in comparison to our peer group and benchmarks. Fortunately, we believe the financial markets have already taken into account most of the negative events surrounding these sectors and that a bottoming out process will probably take place over the next six months.

We remain confident the Fund will disproportionately participate in the upside improvement in price in the high-yield market as a recovery takes place. (Of course there is no guarantee that this will actually occur.)

We believe the U.S. Federal Reserve Board's ("Fed") monetary policy will serve as a catalyst for an improvement in the high-yield market. The Fed aggressively lowered short-term interest rates by a total of 300 basis points/3/ from 6.50% to 3.50% in a period of just 8 months. It's our belief that the Fed recognized the need to move more decisively in an attempt to stave off a reversal in the economy. Hence, this latest series of rate reductions took place in roughly half the time it had taken them to ease rates by the same amount in the past. We believe that the reduction in short-term rates should eventually help stimulate economic growth by reducing the cost of borrowing for businesses and consumers.

In our opinion, the high levels of debt incurred during the past five years by both businesses and consumers will take time to work down and that each will become more prudent with their spending decisions and debt management. In addition, the tax cuts approved by Congress in the first half of this year may also provide a further impetus for economic growth in the fourth quarter.

Looking forward, we are not expecting a dramatic improvement in corporate profits and overall economic growth right away. Instead, we believe a more gradual recovery will take place over several quarters. Nevertheless, we anticipate that this recovery will be sustainable.

--------
1 The SSB Index is an unmanaged broad-based index of high-yield bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.
2 The Bear Stearns High Yield Market Index is an unmanaged broad-based index of high-yield bonds. Please note that an investor cannot invest directly in an index.
3 A basis point is 0.01% or one one-hundredth of a percent.


     1 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

In our view the high-yield market is undervalued on a historical basis and will strengthen in price as economic conditions gradually improve and companies strengthen their financial condition through more prudent debt management and expense controls.

Investment Strategy
We have continued to focus on maintaining a relatively higher credit quality in the portfolios by adding more upper-tier BB/Ba rated and higher rated bonds to the portfolio. During the reporting period, we were faced with declining credit quality among existing holdings. As previously mentioned, our holdings in the telecommunications sector have negatively affected the Fund's performance. This has hampered the progress we made in maintaining overall portfolio credit quality during the first eight months of this year. It appears to us that the downtrend in overall credit quality is now reaching a bottom. Looking forward, we believe that it should begin to gradually improve if the domestic economy improves and companies succeed in strengthening their individual financial condition.

Our focus on portfolio credit quality has enabled us, to-date, to avoid almost all of the defaults that are occurring in the high-yield market. However, in the short-term, this strategy has cost us current income because higher-quality issues generate a lower amount of income. If economic conditions improve over the next 12 months, we expect to add higher yielding issues as overall default risk declines. Given our poor experience with the technology and telecommunications sectors, we continued to emphasize the importance of maintaining a balance in the portfolio during the period and expect to maintain broad diversification across industry sectors.

In summary, we believe that the high-yield market is finally bottoming and will gradually recover over the next two to three years. (Of course there is no guarantee that these expectations will be met.) Telecommunications and technology could take longer given the specific problems affecting these sectors. However, we would still expect to see improvement there as well, in light of how oversold they have become.

Looking forward, we seek to continue positioning the Fund in bonds that have the most upside price potential. Despite the near-term difficulties and challenges, we will, as always, adhere to our stated investment objective to meet your investment needs.

Thank you for investing in the Smith Barney High Income Fund.

Sincerely,

/s/ Heath B. McLendon           /s/ John C. Bianchi
Heath B. McLendon                 John C. Bianchi, CFA
Chairman                          Vice President and Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors. Please refer to pages 7 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


     2 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                 $ 9.43   $ 7.52    $0.99       $0.00       $0.00*     (10.33)%
----------------------------------------------------------------------------------------
7/31/00                  10.30     9.43     0.96        0.00        0.00        0.93
----------------------------------------------------------------------------------------
7/31/99                  11.74    10.30     0.99        0.00        0.01       (3.65)
----------------------------------------------------------------------------------------
7/31/98                  11.82    11.74     1.09        0.00        0.00        8.85
----------------------------------------------------------------------------------------
7/31/97                  10.98    11.82     1.08        0.00        0.00       18.31
----------------------------------------------------------------------------------------
7/31/96                  11.10    10.98     1.08        0.00        0.00        8.95
----------------------------------------------------------------------------------------
7/31/95                  11.16    11.10     1.05        0.00        0.07       10.28
----------------------------------------------------------------------------------------
7/31/94                  12.01    11.16     1.12        0.00        0.00        2.11
----------------------------------------------------------------------------------------
Inception** -- 7/31/93   11.03    12.01     0.86        0.00        0.00       17.29+
----------------------------------------------------------------------------------------
 Total                                     $9.22       $0.00       $0.08
----------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares


              Net Asset Value
             -----------------
             Beginning   End    Income   Capital Gain    Return      Total
  Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)/
  -----------------------------------------------------------------------------
   7/31/01    $ 9.44   $ 7.53   $ 0.94       $0.00       $0.00*     (10.82)%
  ----------------------------------------------------------------------------
   7/31/00     10.31     9.44     0.91        0.00        0.00        0.40
  ----------------------------------------------------------------------------
   7/31/99     11.75    10.31     0.94        0.00        0.01       (4.15)
  ----------------------------------------------------------------------------
   7/31/98     11.83    11.75     1.03        0.00        0.00        8.34
  ----------------------------------------------------------------------------
   7/31/97     10.99    11.83     1.02        0.00        0.00       17.72
  ----------------------------------------------------------------------------
   7/31/96     11.11    10.99     1.02        0.00        0.00        8.41
  ----------------------------------------------------------------------------
   7/31/95     11.16    11.11     0.99        0.00        0.07        9.77
  ----------------------------------------------------------------------------
   7/31/94     12.01    11.16     1.06        0.00        0.00        1.60
  ----------------------------------------------------------------------------
   7/31/93     11.15    12.01     1.10        0.00        0.00       18.55
  ----------------------------------------------------------------------------
   7/31/92     10.05    11.15     1.11        0.00        0.06       23.86
  ----------------------------------------------------------------------------
    Total                       $10.12       $0.00       $0.14
  ----------------------------------------------------------------------------


     3 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class L Shares


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                 $ 9.46   $ 7.54    $0.95       $0.00       $0.00*     (10.83)%
----------------------------------------------------------------------------------------
7/31/00                  10.32     9.46     0.91        0.00        0.00        0.57
----------------------------------------------------------------------------------------
7/31/99                  11.76    10.32     0.94        0.00        0.01       (4.08)
----------------------------------------------------------------------------------------
7/31/98                  11.84    11.76     1.04        0.00        0.00        8.38
----------------------------------------------------------------------------------------
7/31/97                  11.00    11.84     1.03        0.00        0.00       17.77
----------------------------------------------------------------------------------------
7/31/96                  11.11    11.00     1.03        0.00        0.00        8.56
----------------------------------------------------------------------------------------
Inception** -- 7/31/95   10.90    11.11     0.90        0.00        0.07       11.50+
----------------------------------------------------------------------------------------
 Total                                     $6.80       $0.00       $0.08
----------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                 $ 9.46   $ 7.55    $1.01       $0.00       $0.00*      (9.99)%
----------------------------------------------------------------------------------------
7/31/00                  10.33     9.46     0.99        0.00        0.00        1.29
----------------------------------------------------------------------------------------
7/31/99                  11.77    10.33     1.03        0.00        0.01       (3.33)
----------------------------------------------------------------------------------------
7/31/98                  11.84    11.77     1.11        0.00        0.00        9.18
----------------------------------------------------------------------------------------
7/31/97                  10.99    11.84     1.11        0.00        0.00       18.68
----------------------------------------------------------------------------------------
7/31/96                  11.10    10.99     0.92        0.00        0.00        9.32
----------------------------------------------------------------------------------------
Inception** -- 7/31/95   10.88    11.10     0.03        0.00        0.07        2.91+
----------------------------------------------------------------------------------------
 Total                                     $6.20       $0.00       $0.08
----------------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                 $ 8.93   $ 7.52    $0.83       $0.00       $0.00*      (6.68)%
----------------------------------------------------------------------------------------
7/31/00                  10.29     8.93     0.98        0.00        0.00       (3.88)
----------------------------------------------------------------------------------------
7/31/99                  11.74    10.29     1.02        0.00        0.01       (3.49)
----------------------------------------------------------------------------------------
7/31/98                  11.80    11.74     1.11        0.00        0.00        9.33
----------------------------------------------------------------------------------------
7/31/97                  10.99    11.80     1.11        0.00        0.00       18.29
----------------------------------------------------------------------------------------
7/31/96                  11.09    10.99     1.11        0.00        0.00        9.42
----------------------------------------------------------------------------------------
7/31/95                  11.16    11.09     1.08        0.00        0.07       10.55
----------------------------------------------------------------------------------------
7/31/94                  12.01    11.16     1.15        0.00        0.00        2.37
----------------------------------------------------------------------------------------
Inception** -- 7/31/93   11.03    12.01     0.88        0.00        0.00       17.47+
----------------------------------------------------------------------------------------
 Total                                     $9.27       $0.00       $0.08
----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


     4 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Average Annual Total Returns

                                         Without Sales Charges/(1)/
                                ------------------------------------------
                                Class A  Class B  Class L  Class Y  Class Z
    -------------------------------------------------------------------------
    Year Ended 7/31/01          (10.33)% (10.82)% (10.83)%  (9.99)%  (6.68)%
    ------------------------------------------------------------------------
    Five Years Ended 7/31/01      2.35     1.82     1.89     2.69     2.28
    ------------------------------------------------------------------------
    Ten Years Ended 7/31/01        N/A     6.87      N/A      N/A      N/A
    ------------------------------------------------------------------------
    Inception** through 7/31/01   5.65     6.29     4.19     2.69++   5.74
    ------------------------------------------------------------------------
                                          With Sales Charges/(2)/
                                ------------------------------------------
                                Class A  Class B  Class L  Class Y  Class Z
    -------------------------------------------------------------------------
    Year Ended 7/31/01          (14.32)% (14.41)% (12.55)%  (9.99)%  (6.68)%
    ------------------------------------------------------------------------
    Five Years Ended 7/31/01      1.40     1.70     1.68     2.69     2.28
    ------------------------------------------------------------------------
    Ten Years Ended 7/31/01        N/A     6.87      N/A      N/A      N/A
    ------------------------------------------------------------------------
    Inception** through 7/31/01   5.09     6.29     4.04     2.69++   5.74
    ------------------------------------------------------------------------

        -----------------------------------------------------------------
         Cumulative Total Returns
        -----------------------------------------------------------------

                                              Without Sales Charges/(1)/
        -----------------------------------------------------------------
        Class A (Inception** through 7/31/01)           61.59%
        ----------------------------------------------------------------
        Class B (7/31/91 through 7/31/01)               94.33
        ----------------------------------------------------------------
        Class L (Inception** through 7/31/01)           32.90
        ----------------------------------------------------------------
        Class Y (Inception** through 7/31/01)           15.66++
        ----------------------------------------------------------------
        Class Z (Inception** through 7/31/01)           62.84
        ----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 ++Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.
 *Amount represents less than $0.01 per share.
**Inception dates for Class A, B, L, Y and Z shares are November 6, 1992,
  September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.


     5 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Smith Barney High Income Fund at a Glance (unaudited)


Growth of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Salomon Smith Barney High-Yield Market (7-10 year) Index+

--------------------------------------------------------------------------------
                            July 1991 -- July 2001

                                            [CHART]

                                                    Salomon Smith Barney
                               Smith Barney          High-Yield Market
                             High Income Fund        (7-10 year) Index

             Jul 1991            10,000                   10,000
             Jul 1992            12,386                   14,478
             Jul 1993            14,684                   16,947
             Jul 1994            14,919                   19,749
             Jul 1995            16,377                   19,231
             Jul 1996            17,754                   23,074
             Jul 1997            20,901                   25,748
             Jul 1998            22,643                   29,581
             Jul 1999            21,704                   29,973
             Jul 2000            21,790                   29,795
             Jul 2001            19,433                   28,195



+Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Salomon Smith Barney High-Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                           Industry Diversification*





                                    [CHART]


                            Other               49.5
                            Wireless             8.9
                            Communications
                            Specialty            4.1
                            Telecommunications
                            Oil & Gas            3.5
                            Production
                            Homebuilding         2.2
                            /Food                3.9
                            Distributors
                            Financial            3.9
                            Conglomerates
                            Containers/Packaging 3.7
                            Casinos/Gambling       4
                            Cable/Satellite     13.2
                            Television
                            Alternative          3.1
                            Power
                            Generation

                            Investment Breakdown++


                                    [CHART]


         Preferred Stock, Common Stock and Warrants                1.6
         Convertible Corporate Bonds                               3.2
         Repurchase Agreement                                      3.3
         Corporate Bonds and Notes                                91.9




*As a percentage of total corporate bonds and notes. These holdings are as of
 July 31, 2001 and are subject to change.
++As a percentage of total investments. These holdings are as of July 31, 2001 and are subject to change.

     6 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

 Schedule of Investments                                          July 31, 2001


   FACE
  AMOUNT+        RATING(a)                                      SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 91.9%
Aerospace -- 0.6%
  3,645,000      B-        Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875% due 5/15/09              $     3,881,925
  4,025,000      B-        The Fairchild Corp., Guaranteed Sr. Sub. Notes, 10.750% due 4/15/09                       3,260,250
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     7,142,175
------------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.8%
  4,000,000      BB-       Air Canada, Sr. Notes, 10.250% due 3/15/11                                                3,480,000
  8,721,391      BB        Airplane Pass-Through Trust, Corporate, Asset-Backed Securities, Series 1, Class D,
                             10.875% due 3/15/19                                                                     5,289,873
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     8,769,873
------------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.8%
                           AES Corp.:
                            Sr. Notes:
  2,480,000      Ba1*         9.500% due 6/1/09                                                                      2,542,000
  3,785,000      Ba1*         9.375% due 9/15/10                                                                     3,841,775
 11,425,000      Ba3*       Sr. Sub. Notes, 10.250% due 7/15/06                                                     11,710,625
  3,130,000      Ba2*      AES Drax Energy Ltd., Sr. Secured Notes, Series B, 11.500% due 8/30/10                    3,411,700
  8,835,000      BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                             9,254,662
  1,525,000      BBB+      Covanta Energy Corp., Debentures, 9.250% due 3/1/22                                       1,433,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    32,194,262
------------------------------------------------------------------------------------------------------------------------------
Aluminum -- 1.2%
  3,670,000      BB-       Century Aluminum Co., Sr. Secured First Mortgage Notes, 11.750% due 4/15/08 (b)           3,844,325
                           Kaiser Aluminum & Chemical Corp.:
                            Sr. Notes:
  2,080,000      B            Series B, 10.875% due 10/15/06                                                         1,924,000
  1,640,000      B            Series D, 10.875% due 10/15/06                                                         1,517,000
  7,335,000      CCC+       Sr. Sub. Notes, 12.750% due 2/1/03                                                       6,454,800
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    13,740,125
------------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.1%
                           Levi Strauss & Co.:
  2,785,000      BB-        Notes, 7.000% due 11/1/06                                                                2,221,037
                            Sr. Notes:
  2,735,000      BB-          11.625% due 1/15/08                                                                    2,632,438
    610,000/EUR/ BB-          11.625% due 1/15/08 (c)                                                                  491,049
                           Tommy Hilfiger USA, Inc., Guaranteed Notes:
  1,190,000      BBB-       6.500% due 6/1/03                                                                        1,160,250
  1,625,000      BBB-       6.850% due 6/1/08                                                                        1,505,156
  4,825,000      B-        Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes, Series A,
                             11.000% due 6/15/08                                                                     4,589,781
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    12,599,711
------------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear - Retail -- 1.1%
  3,850,000      CCC+      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                             3,349,500
                           Saks Inc., Guaranteed Notes:
  3,040,000      BB+        7.000% due 7/15/04                                                                       2,827,200
  2,775,000      BB+        7.250% due 12/1/04                                                                       2,573,813
  3,635,000      BB+        8.250% due 11/15/08                                                                      3,271,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    12,022,013
------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     7 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+        RATING(a)                                       SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.1%
  1,315,000      B         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes, 11.500% due 4/15/06        $     1,347,875
-------------------------------------------------------------------------------------------------------------------------------
Automotive - Aftermarket -- 0.1%
  1,830,000      BB-       The Pep Boys - Manny, Moe & Jack, Medium-Term Notes, Series A, 6.520% due 7/16/07          1,695,038
-------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 2.0%
  6,557,300      NR        AMFM Operating Inc., Debentures, 12.625% due 10/31/06                                      7,213,030
  9,470,000      B-        Emmis Communications Corp., Sr. Discount Notes, step bond to yield 12.533% due
                             3/15/11                                                                                  5,634,650
  2,580,000      B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield 12.193% due 3/1/08              1,889,850
  3,585,000      B-        Paxson Communications Corp., Sr. Sub. Notes, 10.750% due 7/15/08 (b)                       3,728,400
  2,815,000      CCC+      Sirius Satellite Radio Inc., Sr. Secured Notes, 14.500% due 5/15/09                        1,449,725
  1,900,000      B-        Spanish Broadcasting System, Inc., Sr. Sub. Notes, 9.625% due 11/1/09 (b)                  1,814,500
  1,130,000      CCC+      XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due 3/15/10                              683,650
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     22,413,805
-------------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.9%
  3,935,000      B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                       3,088,975
  4,510,000      B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 5/1/09                 4,171,750
  3,390,000      B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                     3,203,550
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     10,464,275
-------------------------------------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 12.1%
                           Adelphia Communications Corp.:
 21,625,000      B+          Sr. Discount Notes, Series B, zero coupon bond to yield 12.687% due 1/15/08             10,163,750
                             Sr. Notes:
    950,000      B+           9.750% due 2/15/02                                                                        954,750
  3,515,000      B+           8.750% due 10/1/07                                                                      3,286,525
  1,800,000      B+           10.250% due 6/15/11                                                                     1,764,000
  1,920,000      CCC+      Cable Satisfaction International, Inc., Sr. Notes, 12.750% due 3/1/10                      1,164,000
  7,450,000      B-        Callahan Nordrhein-Westfalen GmbH, Sr. Discount Notes, step bond to yield 17.093%
                             due 7/15/10                                                                              2,421,250
                           Charter Communications Holdings, LLC/Charter Communications Holdings Capital Corp.:
                             Sr. Discount Notes, step bond to yield:
 16,390,000      B+           13.398% due 1/15/10                                                                    11,227,150
 24,955,000      B+           12.591% due 1/15/11                                                                    15,846,425
 19,945,000      B+           10.947% due 5/15/11 (b)                                                                11,568,100
  3,405,000      B+          Sr. Notes, 11.125% due 1/15/11                                                           3,617,812
  6,680,000      BB-       CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                                7,381,400
  4,975,000/GBP/ B         Diamond Holdings PLC, Guaranteed Notes, 10.000% due 2/1/08 (c)                             4,902,565
  9,575,000      B         EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07                                  10,017,844
  4,150,000      B-        Insight Communications Co., Inc., Sr. Discount Notes, step bond to yield 12.695% due
                             2/15/11 (b)                                                                              2,438,125
  2,965,000      B+        Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (b)                                 3,142,900
                           NTL Communications Corp.:
  5,415,000/GBP/ B-          Sr. Deferred Coupon Notes, Series B, step bond to yield 15.641% due 4/15/09 (c)          2,322,864
                             Sr. Notes, Series B:
  2,000,000/EUR/ B-           9.250% due 11/15/06 (c)                                                                 1,029,944
  9,265,000      B-           11.500% due 10/1/08                                                                     6,068,575
 10,176,000      B-        NTL Inc., Sr. Deferred Coupon Notes, Series B, 11.500% due 2/1/06                          6,767,040
  2,385,000/EUR/ CCC+      ONO Finance PLC, Sr. Notes, 14.000% due 7/15/10 (c)                                        1,586,021
 10,955,000      BB-       Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15            12,324,375

                      See Notes to Financial Statements.


     8 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+        RATING(a)                                    SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 12.1% (continued)
                           Telewest Communications PLC:
  4,695,000      B          Sr. Discount Debentures, 11.000% due 10/1/07                                   $     3,767,738
  5,600,000/GBP/ B+         Sr. Discount Notes, step bond to yield 18.492% due 4/15/09 (c)                       3,469,373
  9,790,000      B-        UnitedGlobalCom, Inc., Sr. Secured Discount Notes, Series B, step bond to yield
                             14.762% due 2/15/08                                                                 3,377,550
                           United Pan-Europe Communications N.V.:
 34,715,000      B-         Sr. Discount Notes, Series B, step bond to yield 15.577% due 8/1/09                  6,595,850
  3,600,000      B-         Sr. Notes, Series B, 10.875% due 8/1/09                                              1,422,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               138,627,926
--------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 3.7%
  1,785,000      B+        Argosy Gaming Corp., Sr. Sub. Notes, 9.000% due 9/1/11                                1,816,238
  7,360,000      B         Hollywood Casino Corp., Guaranteed Sr. Secured Notes, 11.250% due 5/1/07              7,783,200
  5,320,000      BB-       Mandalay Resort Group, Sr. Sub. Debentures, 7.625% due 7/15/13                        4,575,200
  6,885,000      Ba3*      Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes, 9.000% due 3/15/07          7,005,487
  7,450,000      Ba3*      Sun International Hotels Ltd./Sun International North America, Inc., Guaranteed
                             Sr. Sub. Notes, 8.625% due 12/15/07                                                 7,496,563
 12,485,000      B-        Venetian Casino Resort, LLC/Las Vegas Sands, Inc., Guaranteed Mortgage Notes,
                             12.250% due 11/15/04                                                               13,234,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                41,910,788
--------------------------------------------------------------------------------------------------------------------------
Chemicals: Agricultural -- 0.7%
  8,330,000      Ba1*      IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 (b)                                    8,434,125
--------------------------------------------------------------------------------------------------------------------------
Chemicals: Major Diversified -- 1.4%
  3,650,000      CCC+      Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07 (b)                                 1,660,750
 49,225,000      B         Huntsman ICI Holdings LLC, Sr. Discount Notes, zero coupon bond to yield
                             15.491% due 12/31/09                                                               14,275,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,936,000
--------------------------------------------------------------------------------------------------------------------------
Chemicals: Specialty -- 1.7%
  2,150,000      Ba1*      Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11 (b)                                  2,214,500
  4,470,000      B         Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09                            4,497,937
  3,655,000      BB-       ISP Chemco Inc., Sr. Sub. Notes, 10.250% due 7/1/11 (b)                               3,673,275
                           ISP Holdings Inc., Sr. Notes, Series B:
    490,000      B+         9.750% due 2/15/02                                                                     490,000
  3,705,000      B+         9.000% due 10/15/03                                                                  3,612,375
  5,685,000/EUR/ B+        Messer Griesheim GmbH, Sr. Notes, 10.375% due 6/1/11 (b)(c)                           5,001,995
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,490,082
--------------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.6%
  3,825,000      B-        Nortek, Inc., Sr. Sub. Notes, 9.875% due 6/15/11 (b)                                  3,805,875
  3,200,000      B2*       Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11 (b)                          3,300,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,105,875
--------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.7%
                           American Greetings Corp.:
  2,730,000      BBB-       Notes, 6.100% due 8/1/28                                                             2,269,312
  6,085,000      BB+        Sr. Sub. Notes, 11.750% due 7/15/08 (b)                                              5,811,175
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,080,487
--------------------------------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.3%
  3,780,000/EUR/ BB        Sola International Inc., Sr. Notes, 11.000% due 3/15/08 (b)(c)                        3,324,029
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     9 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+   RATING(a)                                      SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.4%
  4,520,000 B         Crown Cork & Seal Co., Inc., Notes, 7.125% due 9/1/02                               $     3,503,000
  5,890,000 B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05                                       5,065,400
    545,000 B-        Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10                                 471,425
  3,555,000 B-        SF Holdings Group, Inc., Sr. Secured Discount Notes, Series B, step bond to yield
                        20.331% due 3/15/08                                                                     1,621,969
 14,850,000 B         Stone Container Finance Corp., Guaranteed Sr. Notes, 11.500% due 8/15/06 (b)             15,815,250
  7,467,000 B-        Sweetheart Cup Co., Inc., Guaranteed Sr. Sub. Notes, 10.500% due 9/1/03                   7,205,655
  5,440,000 B-        Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10                           4,787,200
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               38,469,899
-------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.8%
  3,050,000 B+        Parker Drilling Co., Guaranteed Sr. Notes, Series D, 9.750% due 11/15/06                  2,981,375
  5,275,000 BB        Pride International, Inc., Sr. Notes, 10.000% due 6/1/09                                  5,710,188
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,691,563
-------------------------------------------------------------------------------------------------------------------------
Department Stores -- 0.4%
                      J.C. Penney Co., Inc.:
  1,830,000 BBB-       Debentures, 6.900% due 8/15/26                                                           1,768,238
  2,830,000 BBB-       Notes, 6.125% due 11/15/03                                                               2,699,113
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,467,351
-------------------------------------------------------------------------------------------------------------------------
Discount Chains -- 1.0%
                      Kmart Corp.:
  6,205,000 Baa3*      Debentures, 12.500% due 3/1/05                                                           6,755,694
  5,443,774 Baa3*      Pass-Through Certificates, 8.540% due 1/2/15                                             5,058,682
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,814,376
-------------------------------------------------------------------------------------------------------------------------
Drug Store Chains -- 0.1%
  1,100,000 B-        Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08 (b)                                         1,138,500
-------------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.0%
  7,365,000 BBB       Avista Corp., Sr. Notes, 9.750% due 6/1/08 (b)                                            7,972,612
  1,440,000 BB        CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                                          1,553,400
  3,630,000 Ba2*      Mission Energy Holding Co., Sr. Secured Notes, 13.500% due 7/15/08 (b)                    3,675,375
  8,835,000 Ba3*      Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10 (b)                             9,939,375
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               23,140,762
-------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.8%
  3,373,000 BB-       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                        3,566,947
  4,025,000 BB-       Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10                         4,125,625
  2,465,000 Baa2*     Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08                                1,990,488
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,683,060
-------------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.4%
  4,745,000 B         Amkor Technologies, Inc., Sr. Sub. Notes, 10.500% due 5/1/09                              4,199,325
-------------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.3%
  3,100,000 B         Salton, Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (b)                                     3,154,250
-------------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.8%
  8,085,000 BB-       Foster Wheeler Ltd., Notes, 6.750% due 11/15/05                                           6,185,025
  3,390,000 BB-       Integrated Electrical Services, Inc., Guaranteed Notes, Series B, 9.375% due 2/1/09       3,364,575

                      See Notes to Financial Statements.


     10 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+   RATING(a)                                         SECURITY                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.8% (continued)
                      Metromedia Fiber Network, Inc., Sr. Notes:
  7,015,000 Caa1*      10.000% due 12/15/09                                                                     $     1,964,200
 32,980,000 Caa1*      Series B, 10.000% due 11/15/08                                                                 9,234,400
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     20,748,200
-------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 1.6%
  7,815,000 B+        Allied Waste North America, Inc., Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/09       8,127,600
  9,785,000 B+        URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                                        10,054,088
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     18,181,688
-------------------------------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.0%
  2,710,000 BBB-      Avis Group Holdings, Inc., Guaranteed Sr. Sub. Notes, 11.000% due 5/1/09                        3,028,425
  5,580,000 BB        United Rentals (North America) Inc., Guaranteed Sr. Notes, 10.750% due 4/15/08 (b)              5,942,700
  1,995,000 B-        Williams Scotsman, Inc., Guaranteed Sr. Notes, 9.875% due 6/1/07                                1,910,213
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     10,881,338
-------------------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 3.5%
                      AMRESCO, Inc., Sr. Sub. Notes:
  2,180,000 Caa3*      Series 1997-A, 10.000% due 3/15/04 (d)                                                           942,850
  8,270,000 Caa3*      Series 1998-A, 9.875% due 3/15/05 (d)                                                          3,597,450
                      Finova Capital Corp.:
  3,075,000 Caa2*       Medium-Term Notes, Series C, 6.380% due 3/19/01 (d)
                        Notes:                                                                                        2,944,312
  3,850,000 Caa2*        5.875% due 10/15/01 (d)                                                                      3,657,500
  6,715,000 Caa2*        6.250% due 11/1/02 (d)                                                                       6,370,856
  1,920,000 Caa2*        6.125% due 3/15/04 (d)                                                                       1,840,800
 21,855,000 Caa2*      Sr. Notes, 7.250% due 11/8/04 (d)                                                             21,172,031
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     40,525,799
-------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 3.5%
                      Aurora Foods Inc., Sr. Sub. Notes:
                       Series B:
  2,470,000 CCC+         9.875% due 2/15/07                                                                           2,192,125
  3,460,000 CCC+         8.750% due 7/1/08                                                                            2,871,800
  8,850,000 CCC+       Series D, 9.875% due 2/15/07                                                                   7,854,375
  2,195,000 B-        Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                                               1,964,525
                      Fleming Cos., Inc.:
                       Guaranteed Sr. Sub. Notes, Series B:
    700,000 B            10.500% due 12/1/04                                                                            722,750
  9,625,000 B            10.625% due 7/31/07                                                                         10,082,187
  4,415,000 Ba3*       Sr. Notes, 10.125% due 4/1/08 (b)                                                              4,701,975
  9,540,000 Baa2*     SC International Services, Inc., Guaranteed Sr. Sub. Notes, Series B, 9.250% due 9/1/07        10,255,500
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     40,645,237
-------------------------------------------------------------------------------------------------------------------------------
Foods: Major Diversified -- 0.3%
  3,510,000 B2*       Michael Foods, Inc., Sr. Sub. Notes, 11.750% due 4/1/11 (b)                                     3,667,950
-------------------------------------------------------------------------------------------------------------------------------
Foods: Meat/Fish/Dairy -- 0.3%
  4,170,000 A-        Tyson Foods, Inc., Sr. Notes, 7.000% due 1/15/28                                                3,601,838
-------------------------------------------------------------------------------------------------------------------------------
Foods: Retail -- 0.4%
  5,305,000 BB        The Great Atlantic & Pacific Tea Co., Inc., Sr. Notes, 7.700% due 1/15/04                       4,920,387
-------------------------------------------------------------------------------------------------------------------------------
Foods: Specialty/Candy -- 0.4%
  4,915,000 B-        B&G Food, Inc., Sr. Sub. Notes, 9.625% due 8/1/07                                               4,325,200
-------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     11 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+         RATING(a)                                      SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.6%
  6,905,000       CCC+      Ainsworth Lumber Co. Ltd., Sr. Secured Notes, 12.500% due 7/15/07                  $     6,387,125
------------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.7%
  4,020,000       B         Falcon Products, Inc., Guaranteed Sr. Sub. Notes, Series B, 11.375% due 6/15/09          3,839,100
                            Remington Products Co., LLC/Remington Capital Corp., Sr. Sub. Notes:
  2,785,000       B3*        11.000% due 5/15/06 (b)                                                                 2,492,575
  2,146,000       B3*        Series B, 11.000% due 5/15/06                                                           1,920,670
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     8,252,345
------------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 2.0%
                            D.R. Horton, Inc.:
  2,265,000       Ba1*       Guaranteed Sr. Notes, 8.000% due 2/1/09                                                 2,259,337
  3,900,000       Ba2*       Sr. Sub. Notes, 9.375% due 3/15/11                                                      4,007,250
  7,620,000       BB+       Lennar Corp., Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10                          8,343,900
  2,290,000       B1*       Meritage Corp., Sr. Notes, 9.750% due 6/1/11 (b)                                         2,375,875
  1,035,000       BB        Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                                         1,103,569
                            Standard Pacific Corp., Sr. Notes:
  3,650,000       BB         8.500% due 4/1/09                                                                       3,613,500
  1,500,000       BB         9.500% due 9/15/10                                                                      1,537,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    23,240,931
------------------------------------------------------------------------------------------------------------------------------
Hotels/Resort/Cruiselines -- 1.5%
     65,000       Ba3*      Courtyard by Marriott II LP/Courtyard Finance Co., Sr. Secured Notes, Series B,
                              10.750% due 2/1/08                                                                        67,519
 16,550,000       B+        Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                                          17,336,125
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    17,403,644
------------------------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.5%
  3,625,000       B         Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10                          3,869,688
  2,445,000 /EUR/ B+        The Manitowoc Co., Inc., Guaranteed Sr. Sub. Notes, 10.375% due 5/15/11 (b)(c)           2,171,460
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     6,041,148
------------------------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.2%
  6,440,000       B-        Exodus Communications, Inc., Sr. Notes, 11.625% due 7/15/10                              2,093,000
------------------------------------------------------------------------------------------------------------------------------
Life/Health Insurance -- 1.4%
                            Conseco, Inc.:
                             Notes:
  5,980,000       BB-          8.750% due 2/9/04                                                                     5,636,150
  8,325,000       BB-          9.000% due 10/15/06                                                                   7,742,250
  2,900,000       BB-        Sr. Notes, 10.750% due 6/15/08                                                          2,871,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    16,249,400
------------------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.3%
  3,970,000       BB-       Adelphia Business Solutions, Inc., Sr. Secured Notes, Series B, 12.250% due 9/1/04       3,076,750
------------------------------------------------------------------------------------------------------------------------------
Medical Distributors -- 0.3%
  4,140,000       B         Physician Sales & Service, Inc., Guaranteed Sr. Sub. Notes, 8.500% due 10/1/07           3,891,600
------------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.2%
  1,940,000       B-        Universal Hospital Services, Inc., Sr. Exchange Notes, 10.250% due 3/1/08                1,872,100
------------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     12 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+   RATING(a)                                         SECURITY                                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.6%
  2,940,000 BBB-      HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05                                         $     2,884,875
  4,420,000 B         Per-Se Technologies, Inc., Guaranteed Sr. Notes, Series B, 9.500% due 2/15/05                  3,690,700
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     6,575,575
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.3%
  7,265,000 B2*       Intertek Finance PLC, Guaranteed Sr. Sub. Notes, Series B, 10.250% due 11/1/06                 6,138,925
 10,200,000 B-        Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06                      8,670,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    14,808,925
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.0%
  2,485,000 B         Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11 (b)                        2,596,825
  3,310,000 A3*       Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27                                            3,144,500
  7,215,000 B2*       Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07                                 5,952,375
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    11,693,700
------------------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 1.3%
                      AMC Entertainment Inc., Exchange Sr. Sub. Notes:
  4,690,000 CCC-       9.500% due 3/15/09                                                                            4,314,800
  1,650,000 CCC-       9.500% due 2/1/11                                                                             1,501,500
 10,690,000 B         Six Flags, Inc., Sr. Discount Notes, step bond to yield 12.777% due 4/1/08                     8,926,150
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    14,742,450
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Pipelines -- 0.3%
  2,995,000 BB-       Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp., Sr. Sub. Notes, Series B,
                        10.375% due 6/1/09                                                                           3,204,650
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 3.2%
  4,665,000 BB-       Belco Oil & Gas Corp., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06                 4,781,625
  6,630,000 B+        Forest Oil Corp., Guaranteed Sr. Sub. Notes, 10.500% due 1/15/06                               6,928,350
  2,750,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                           2,736,250
 11,010,000 B+        Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                                 10,817,325
  1,065,000 B         Plains Resources, Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 3/15/06               1,102,275
  3,645,000 Caa1*     RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08                                               3,344,288
  1,790,000 B-        Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                           1,727,350
  2,125,000 B         Stone Energy Corp., Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07                              2,167,500
  2,520,000 BB-       Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09                                    2,696,400
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    36,301,363
------------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.2%
  2,295,000 BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07                        2,363,850
------------------------------------------------------------------------------------------------------------------------------
Other Consumer Services -- 0.7%
                      Service Corp. International:
  3,590,000 BB-        Debentures, 7.875% due 2/1/13                                                                 2,822,638
  3,600,000 BB-        Notes, 6.875% due 10/1/07                                                                     2,938,500
  2,225,000 B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due 7/1/08 (b)                              2,347,375
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   8,108,513
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals: Generic -- 0.6%
  6,850,000 BB        ICN Pharmaceuticals Inc., Sr. Notes, Series B, 9.250% due 8/15/05                              7,209,625
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals: Other -- 0.5%
  5,636,000 Ba3*      King Pharmaceuticals, Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09                     6,199,600
------------------------------------------------------------------------------------------------------------------------------
Precious Metals -- 0.3%
  2,915,000 BBB       Newmont Mining Corp., Sr. Notes, 8.625% due 5/15/11                                            2,969,656
------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     13 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


     FACE
    AMOUNT+     RATING(a)                                       SECURITY                                            VALUE
-------------------------------------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.4%
      3,740,000 Ba1*      Markel Capital Trust I, Guaranteed Capital Securities, Series B, 8.710% due 1/1/46   $     3,006,025
      1,905,000 BBB-      PXRE Capital Trust I, Guaranteed Capital Trust Pass-Through Securities, 8.850% due
                            2/1/27                                                                                   1,459,706
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,465,731
------------------------------------------------------------------------------------------------------------------------------
Publishing: Books/Magazines -- 1.2%
     12,590,000 BB-       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11 (b)                                   13,345,400
------------------------------------------------------------------------------------------------------------------------------
Pulp & Paper -- 1.5%
                          Riverwood International Corp.:
      2,610,000 B-          Guaranteed Sr. Notes, 10.625% due 8/1/07                                                 2,701,350
      6,610,000 CCC+        Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                                            6,477,800
      1,900,000 B-          Sr. Notes, 10.625% due 8/1/07 (b)                                                        1,966,500
      5,545,496 Ba3*      S.D. Warren Co., Debentures, 14.000% due 12/15/06                                          6,002,999
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    17,148,649
------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.3%
      4,055,000 BB-       La Quinta Properties, Inc., Exercisable Put Option Securities, 7.114% due 8/15/04
                            (b)                                                                                      3,811,700
------------------------------------------------------------------------------------------------------------------------------
Recreational Products -- 0.4%
      6,450,000 BB        Hasbro, Inc., Debentures, 6.600% due 7/15/28                                               4,297,313
------------------------------------------------------------------------------------------------------------------------------
Savings Banks -- 1.4%
      7,675,000 B3*       Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27                   6,255,125
      4,000,000 B+        Ocwen Federal Bank FSB, Sub. Debentures, 12.000% due 6/15/05                               3,860,000
      5,835,000 B+        Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                          5,601,600
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    15,716,725
------------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 1.1%
     12,165,000 B         Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07                        12,165,000
------------------------------------------------------------------------------------------------------------------------------
Specialty Stores -- 0.5%
      5,675,000 B-        Advance Stores Co. Inc., Sr. Sub. Notes, Series B, 10.250% due 4/15/08                     5,589,875
------------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 3.8%
                          FLAG Telecom Holdings Ltd., Sr. Notes:
      3,825,000 B           11.625% due 3/30/10                                                                      2,017,688
3,590,000 /EUR/ B           11.625% due 3/30/10 (c)                                                                  1,602,033
     10,215,000 BB        Global Crossing Holdings, Ltd., Guaranteed Sr. Notes, 9.500% due 11/15/09                  7,712,325
      3,305,000 B-        GT Group Telecom Inc., Sr. Discount Exchange Notes, step bond to yield 18.434% due
                            2/1/10                                                                                     974,975
                          ITC/DeltaCom, Inc., Sr. Notes:
      1,582,000 B2*         11.000% due 6/1/07                                                                         878,010
      2,640,000 B2*         9.750% due 11/15/08                                                                      1,597,200
                          Level 3 Communications, Inc.:
     28,290,000 CCC+        Sr. Discount Notes, step bond to yield 14.664% due 3/15/10                               7,779,750
                            Sr. Notes:
      5,040,000 CCC+         11.000% due 3/15/08                                                                     2,898,000
8,260,000 /EUR/ CCC+         11.250% due 3/15/10 (c)                                                                 3,469,191
      3,610,000 CCC+      Madison River Capital, LLC/Madison River Finance Corp., Sr. Notes, Series B, 13.250%
                            due 3/1/10                                                                               1,750,850
      7,800,000 B-        Song Networks N.V., Sr. Notes, 13.000% due 5/15/09                                         3,627,000
      3,430,000 B2*       Time Warner Telecom LLC/Time Warner Telecom Inc., Sr. Notes, 9.750% due 7/15/08            3,001,250

                      See Notes to Financial Statements.


     14 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


    FACE
   AMOUNT+     RATING(a)                                       SECURITY                                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 3.8% (continued)
                         William Communications Group, Inc., Sr. Redeemable Notes:
     6,155,000 B+         10.700% due 10/1/07                                                                  $     2,677,425
     3,890,000 B+         11.700% due 8/1/08                                                                         1,692,150
     4,845,000 Caa1*     XO Communications, Inc., Sr. Notes, 12.500% due 4/15/06                                     1,792,650
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    43,470,497
------------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.4%
     4,880,000 BB-       Lucent Technologies Inc., Notes, 7.250% due 7/15/06                                         4,074,800
------------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.1%
3,000,000/DEM/ B-        Texon International PLC, Sr. Sub. Notes, 10.000% due 2/1/08 (b)(c)                            887,571
------------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.4%
     4,190,000 BB        Standard Commercial Tobacco Co., Inc., Guaranteed Sr. Notes, 8.875% due 8/1/05              4,085,250
------------------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.4%
     5,460,000 B         Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                                  4,832,100
------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
     3,740,000 B+        Buhrmann N.V., Guaranteed Sr. Sub. Notes, 12.250% due 11/1/09                               3,613,775
------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 8.1%
     6,455,000 Caa1*     AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield 21.254% due 10/1/09 (c)               4,195,750
     7,740,000 Caa1*     Alamosa PCS Holdings, Inc., Guaranteed Sr. Discount Notes, step bond to yield
                           14.906% due 2/15/10                                                                       4,024,800
     3,140,000 B         American Tower Corp., Sr. Notes, 9.375% due 2/1/09                                          2,931,975
     3,140,000 B-        Centennial Cellular Corp./Centennial Cellular Operating Co. LLC, Sr. Sub. Notes,
                           10.750% due 12/15/08                                                                      2,904,500
                         Crown Castle International Corp.:
     3,150,000 B          Sr. Discount Notes, step bond to yield 11.013% due 5/15/11                                 1,905,750
    10,115,000 B          Sr. Notes, 10.750% due 8/1/11                                                              9,887,412
     3,545,000 B3*       Dobson/Sygnet Communications Co., Sr. Notes, 12.250% due 12/15/08                           3,669,075
     4,515,000 Caa1*     Horizon PCS, Inc., Guaranteed Sr. Sub. Discount Notes, step bond to yield
                           16.067% due 10/1/10                                                                       1,489,950
     2,735,000 Caa1*     IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11 (b)#                                     2,317,913
     5,615,000 B-        McCaw International, Ltd., Sr. Discount Notes, step bond to yield 19.488% due 4/15/07       1,319,525
    16,300,000 B-        Millicom International Cellular S.A., Sr. Discount Notes, 13.500% due 6/1/06               13,610,500
                         Nextel Communications, Inc.:
    15,700,000 B1*        Sr. Redeemable Discount Notes, step bond to yield 11.759% due 9/15/07                     11,814,250
    28,885,000 B1*        Sr. Serial Redeemable Discount Notes, step bond to yield 12.763% due 2/15/08              19,714,012
     8,330,000 B-        Spectrasite Holdings Inc., Sr. Discount Notes, step bond to yield 13.496% due 4/15/09       3,207,050
     2,840,000 B3*       TeleCorp PCS, Inc., Guaranteed Sr. Sub. Notes, 10.625% due 7/15/10                          2,747,700
                         VoiceStream Wireless Corp./VoiceStream Wireless Holdings:
     3,225,000 A-         Sr. Discount Notes, step bond to yield 13.961% due 11/15/09                                2,700,937
     4,094,187 A-         Sr. Notes, 10.375% due 11/15/09                                                            4,692,963
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    93,134,062
------------------------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $1,159,141,584)                                                                1,050,879,585
------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     15 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT+         RATING(a)                          SECURITY                                VALUE
--------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.2%
Alternative Power Generation -- 0.2%
  1,910,000       BBB       Covanta Energy Corp., Sub. Notes, Series BR, 6.000% due
                              6/1/02                                                    $     1,854,793
-------------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 0.2%
  2,890,000 /GBP/ B         Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07
                              (b)(c)                                                          2,461,648
-------------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.2%
  2,540,000       B2*       Vitesse Semiconductor Corp., Sub. Debentures, 4.000% due
                              3/15/05                                                         2,079,625
-------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.2%
  2,775,000       B-        Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04                2,518,312
-------------------------------------------------------------------------------------------------------
Electronic Components -- 0.5%
  5,545,000       Ba2*      Celestica Inc., 20-Year Liquid Yield Option Notes, zero
                              coupon bond to yield 11.570% due 8/1/20                         2,391,281
  1,860,000       Ba3*      LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05                   1,594,950
  5,325,000       Ba2*      Sanmina Corp., Sub. Debentures, zero coupon bond to yield
                              10.393% due 2/15/01                                             1,996,875
-------------------------------------------------------------------------------------------------------
                                                                                              5,983,106
-------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.3%
  4,350,000       B         Amkor Technology, Inc., Sub. Notes, 5.000% due 3/15/07            3,148,313
-------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
    365,000       CCC       Exodus Communications, Inc., Sub. Notes, 4.750% due 7/15/08          41,062
-------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.5%
  5,905,000       B-        Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due
                              5/15/09                                                         5,735,231
-------------------------------------------------------------------------------------------------------
Semiconductors -- 0.6%
  2,437,000       Ba3*      Cypress Semiconductor Corp., Sub. Notes, 3.750% due 7/1/05        2,117,144
  2,620,000       B         TranSwitch Corp., Notes, 4.500% due 9/12/05                       1,843,825
  4,410,000       CCC+      TriQuint Semiconductor, Inc., Sub. Notes, 4.000% due 3/1/07       3,279,938
-------------------------------------------------------------------------------------------------------
                                                                                              7,240,907
-------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.4%
  4,000,000/EUR/  B+        COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07 (b)(c)       1,929,370
  5,445,000       CCC       Level 3 Communications, Inc., Sub. Notes, 6.000% due
                              3/15/10                                                         1,708,369
  7,785,000/EUR/  B-        VersaTel Telecom International N.V., Sr. Notes, 4.000% due
                              3/30/05 (b)(c)                                                  1,498,609
-------------------------------------------------------------------------------------------------------
                                                                                              5,136,348
-------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
  3,885,000       CCC       At Home Corp., Sub. Notes, 4.750% due 12/15/06                      942,113
-------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BONDS
                            (Cost -- $42,240,075)                                            37,141,458
-------------------------------------------------------------------------------------------------------

  SHARES                                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.2%
Containers/Packaging -- 0.0%
        711                 SF Holdings Group, Inc., Class C Shares (b)                              21
-------------------------------------------------------------------------------------------------------
Foods: Major Diversified -- 0.1%
    185,784                 Aurora Foods Inc.                                                   908,484
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     16 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001



 SHARES                                        SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
131,718     McLeodUSA Inc., Class A Shares                                                 $       321,392
 18,375     Pagemart Nationwide Inc. (b)                                                               184
130,265     Song Networks Holding AB ADR                                                           214,937
----------------------------------------------------------------------------------------------------------
                                                                                                   536,513
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
 15,948     AirGate PCS, Inc.                                                                      912,385
  1,610     Crown Castle International Corp.                                                        15,697
----------------------------------------------------------------------------------------------------------
                                                                                                   928,082
----------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $1,968,561)                                                                 2,373,100
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
Electronic Components -- 0.0%
  9,333     Viasystems Inc., Payment-in-Kind, Series B                                              70,001
----------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.5%
 58,740     Fresenius Medical Care Capital Trust I, Guaranteed Trust Preferred Securities,
              9.000% due 12/1/06                                                                 6,094,275
----------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.4%
  3,906     Broadwing Communications Services Inc., 12.500% Jr. Exchangeable, Series B           3,876,705
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.5%
 42,500     Crown Castle International Corp., 6.250% Convertible                                 1,030,625
  2,170     Dobson Communications Corp., 13.000% Sr. Exchangeable                                  198,013
 47,380     Global Crossing Ltd., 6.750% Cumulative Convertible                                  4,530,712
      1     Intermedia Communications Inc., 13.500% Redeemable Exchangeable, Series B                  188
----------------------------------------------------------------------------------------------------------
                                                                                                 5,759,538
----------------------------------------------------------------------------------------------------------
            TOTAL PREFERRED STOCK
            (Cost -- $18,747,442)                                                               15,800,519
----------------------------------------------------------------------------------------------------------

WARRANTS                                       SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
Broadcasting -- 0.0%
 21,675     UIH Australia/Pacific, Inc., Expire 5/15/06                                              5,419
----------------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 0.0%
  1,920     Cable Satisfaction International Inc., Expire 3/1/05                                        19
----------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
  3,775     Merrill Corp., Expire 5/1/09                                                               377
----------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
    545     Pliant Corp., Expire 6/1/10 (b)                                                          1,158
----------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
  3,650     Cybernet Internet Services International, Inc., Expire 7/1/09 (b)                            5
 12,360     WAM!NET Inc., Expire 3/1/05 (b)                                                            124
----------------------------------------------------------------------------------------------------------
                                                                                                       129
----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     17 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001



 WARRANTS                                            SECURITY                                             VALUE
---------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      3,305   GT Group Telecom Inc., Expire 2/1/10 (b)                                                $       84,278
      9,550   RSL Communications, Ltd., Expire 11/15/06                                                        1,194
     37,490   WebLink Wireless, Inc., Expire 12/31/03                                                            375
--------------------------------------------------------------------------------------------------------------------
                                                                                                              85,847
--------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
      2,440   Horizon PCS, Inc., Expire 10/1/10 (b)                                                           48,495
     10,475   Iridium World Communications Ltd., Expire 7/15/05 (b)                                              105
--------------------------------------------------------------------------------------------------------------------
                                                                                                              48,600
--------------------------------------------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $2,080,494)                                                                           141,549
--------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                             SECURITY                                             VALUE
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
$37,468,000   Goldman, Sachs & Co., 3.820% due 8/1/01; Proceeds at maturity -- $37,471,976; (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 10.375% due 10/4/01
                to 4/15/28; Market value -- $38,217,364) (Cost -- $37,468,000)                            37,468,000
--------------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,261,646,156**)                                                              $1,143,804,211
--------------------------------------------------------------------------------------------------------------------

 +  Face amount in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is segregated for open forward foreign currency contracts.
(d) Security is in default.
(e) Non-income producing security.
 #  Security is issued with attached warrants.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  DEM  -- German Mark
  EUR  -- Euro
  GBP  -- British Pound

  See page 19 for definitions of ratings.

                      See Notes to Financial Statements.


     18 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and
CCC          -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "A" through "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

A            -- Bonds rated ''A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.



     19 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                              July 31, 2001


ASSETS:
   Investments, at value (Cost -- $1,261,646,156)                                   $1,143,804,211
   Cash                                                                                        996
   Receivable for Fund shares sold                                                       2,833,383
   Receivable for securities sold                                                        1,087,529
   Receivable for open forward foreign currency contracts (Note 8)                          33,408
   Dividends and interest receivable                                                    27,013,267
---------------------------------------------------------------------------------------------------
   Total Assets                                                                      1,174,772,794
---------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                                       819,725
   Investment advisory fee payable                                                         483,074
   Payable for open forward foreign currency contracts (Note 8)                            458,164
   Administration fee payable                                                              194,071
   Distribution fees payable                                                                99,790
   Accrued expenses                                                                        433,563
---------------------------------------------------------------------------------------------------
   Total Liabilities                                                                     2,488,387
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,172,284,407
---------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                       $      155,659
   Capital paid in excess of par value                                               1,794,007,648
   Overdistributed net investment income                                                (4,394,734)
   Accumulated net realized loss from security transactions and foreign currencies    (499,211,564)
   Net unrealized depreciation of investments and foreign currencies                  (118,272,602)
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $1,172,284,407
---------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                              51,126,528
---------------------------------------------------------------------------------------------------
   Class B                                                                              61,440,355
---------------------------------------------------------------------------------------------------
   Class L                                                                              22,068,694
---------------------------------------------------------------------------------------------------
   Class Y                                                                              21,014,146
---------------------------------------------------------------------------------------------------
   Class Z                                                                                   9,480
---------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                            $7.52
---------------------------------------------------------------------------------------------------
   Class B *                                                                                 $7.53
---------------------------------------------------------------------------------------------------
   Class L **                                                                                $7.54
---------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                            $7.55
---------------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                            $7.52
---------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                         $7.87
---------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                         $7.62
---------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


     20 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Statement of Operations                       For the Year Ended July 31, 2001


INVESTMENT INCOME:
   Interest                                                 $ 154,621,280
   Dividends                                                    1,091,796
--------------------------------------------------------------------------
   Total Investment Income                                    155,713,076
--------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                             6,449,747
   Distribution fees (Note 2)                                   5,847,202
   Administration fee (Note 2)                                  2,579,899
   Shareholder and system servicing fees                          752,330
   Shareholder communications                                     172,857
   Custody                                                         69,672
   Registration fees                                               43,643
   Pricing fees                                                    42,128
   Audit and legal                                                 41,594
   Trustees' fees                                                  26,811
   Other                                                           15,889
--------------------------------------------------------------------------
   Total Expenses                                              16,041,772
--------------------------------------------------------------------------
Net Investment Income                                         139,671,304
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTSAND
FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)                                           (259,041,904)
     Foreign currency transactions                              3,523,237
--------------------------------------------------------------------------
   Net Realized Loss                                         (255,518,667)
--------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions                                    (27,204,830)
     Foreign currency transactions                             (1,213,064)
--------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                    (28,417,894)
--------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies               (283,936,561)
--------------------------------------------------------------------------
Decrease in Net Assets From Operations                      $(144,265,257)
--------------------------------------------------------------------------


                       See Notes to Financial Statements.


     21 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets               For the Years Ended July 31,



                                                       2001            2000
-----------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                          $  139,671,304  $   150,320,509
   Net realized loss                                (255,518,667)    (100,785,621)
   Increase in net unrealized depreciation           (28,417,894)     (34,720,989)
----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                     (144,265,257)      14,813,899
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (146,203,691)    (144,754,864)
   Capital                                              (235,952)              --
----------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                   (146,439,643)    (144,754,864)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                  835,013,056    1,074,822,409
   Net asset value of shares issued for
     reinvestment of dividends                        54,250,969       56,438,761
   Cost of shares reacquired                        (822,428,107)  (1,270,542,773)
----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund
     Share Transactions                               66,835,918     (139,281,603)
----------------------------------------------------------------------------------
Decrease in Net Assets                              (223,868,982)    (269,222,568)

NET ASSETS:
   Beginning of year                               1,396,153,389    1,665,375,957
----------------------------------------------------------------------------------
   End of year*                                   $1,172,284,407  $ 1,396,153,389
----------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                              $(4,394,734)      $3,467,530
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     22 Smith Barney High Income Fund | 2001 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as


     23 Smith Barney High Income Fund | 2001 Annual Report to Shareholders investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2001, the Fund paid transfer agent fees of $724,286 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2001, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of approximately $1,181,000 and $540,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2001, CDSCs paid to SSB were approximately:

                              Class A    Class B    Class L
------------------------------------------------------------
CDSCs                         $10,000    $909,000   $77,000
------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                              Class A    Class B   Class L
------------------------------------------------------------
Distribution Plan Fees        $963,830  $3,922,883 $960,489
------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------
Purchases                                    $1,026,005,631
------------------------------------------------------------
Sales                                           995,535,238
------------------------------------------------------------

At July 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------
Gross unrealized appreciation                 $  38,814,631
Gross unrealized depreciation                  (156,656,576)
------------------------------------------------------------
Net unrealized depreciation                   $(117,841,945)
------------------------------------------------------------

4. Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $290,149,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following


     24 Smith Barney High Income Fund | 2001 Annual Report to Shareholders capital loss carryforward amounts expire on July 31 in the year indicated below:

                                       Carryforward
Year                                     Amounts
----------------------------------------------------
2003                                   $ 13,404,000
2004                                     23,360,000
2007                                     25,768,000
2008                                     97,094,000
2009                                    130,523,000
---------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2001, the Fund did not hold any futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the


     25 Smith Barney High Income Fund | 2001 Annual Report to Shareholders sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At July 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                            Local      Market    Settlement Unrealized
Foreign Currency                                           Currency    Value        Date    Gain (Loss)
--------------------------------------------------------------------------------------------------------
To Sell:
British Pound                                              5,147,278 $ 7,292,841  12/19/01   $(146,361)
Canadian Dollar                                           10,728,138   7,006,486   12/5/01      11,102
Euro                                                         403,905     353,416    8/3/01        (847)
Euro                                                       1,522,500   1,328,551  12/12/01     (34,959)
Euro                                                         404,238     352,742  12/12/01     (11,808)
Euro                                                      17,559,679  15,322,776  12/12/01    (221,453)
-------------------------------------------------------------------------------------------------------
                                                                                              (404,326)
-------------------------------------------------------------------------------------------------------
To Buy:
Canadian Dollar                                              451,875     295,117   12/5/01      (2,855)
Canadian Dollar                                              485,013     316,759   12/5/01      (1,846)
Canadian Dollar                                            9,791,250   6,394,610   12/5/01     (37,269)
Euro                                                         816,750     712,705  12/12/01      17,978
Euro                                                         875,000     763,535  12/12/01       1,935
Euro                                                         525,000     458,121  12/12/01       1,870
Euro                                                         350,000     305,414  12/12/01        (766)
Euro                                                         282,625     246,622  12/12/01         523
-------------------------------------------------------------------------------------------------------
                                                                                               (20,430)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency Contracts                                    $(424,756)
-------------------------------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                           Class A      Class B      Class L      Class Y     Class Z
----------------------------------------------------------------------------------------
Total Paid-in Capital    $528,273,756 $826,281,758 $214,778,588 $222,473,672 $2,355,533
---------------------------------------------------------------------------------------

    26 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                 Year Ended                  Year Ended
                                July 31, 2001               July 31, 2000
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold               45,121,949  $ 398,420,573   71,410,664  $ 700,135,130
Shares issued on
 reinvestment              2,702,883     22,547,939    2,249,761     22,080,663
Shares reacquired        (40,408,508)  (360,954,002) (77,889,493)  (766,467,833)
--------------------------------------------------------------------------------
Net Increase (Decrease)    7,416,324  $  60,014,510   (4,229,068) $ (44,252,040)
--------------------------------------------------------------------------------
Class B
Shares sold               14,239,137  $ 120,678,996    9,472,131  $  94,239,529
Shares issued on
 reinvestment              2,660,160     22,281,321    2,735,790     26,901,250
Shares reacquired        (20,588,687)  (175,423,104) (26,398,627)  (261,819,544)
--------------------------------------------------------------------------------
Net Decrease              (3,689,390) $ (32,462,787) (14,190,706) $(140,678,765)
--------------------------------------------------------------------------------
Class L
Shares sold               13,926,672  $ 119,510,879    5,922,929  $  59,236,088
Shares issued on
 reinvestment                922,933      7,647,831      624,506      6,148,218
Shares reacquired         (5,719,753)   (49,136,506)  (7,414,113)   (74,061,708)
--------------------------------------------------------------------------------
Net Increase (Decrease)    9,129,852  $  78,022,204     (866,678) $  (8,677,402)
--------------------------------------------------------------------------------
Class Y
Shares sold               22,815,656  $ 196,402,608   22,286,558  $ 221,211,662
Shares issued on
 reinvestment                208,641      1,766,960      131,214      1,303,951
Shares reacquired        (28,055,092)  (236,914,495) (16,880,979)  (168,183,050)
--------------------------------------------------------------------------------
Net Increase (Decrease)   (5,030,795) $ (38,744,927)   5,536,793  $  54,332,563
--------------------------------------------------------------------------------
Class Z
Shares sold                       --  $          --           --  $          --
Shares issued on
 reinvestment                    463          6,918          492          4,679
Shares reacquired                 --             --       (1,065)       (10,638)
--------------------------------------------------------------------------------
Net Increase (Decrease)          463  $       6,918         (573) $      (5,959)
--------------------------------------------------------------------------------

    27 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                2001/(1)/      2000/(1)/     1999/(1)/     1998      1997
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $    9.43      $   10.30        $11.74        $11.82    $10.98
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.96           1.04          1.00          1.02      1.09
 Net realized and unrealized gain (loss)     (1.88)         (0.95)        (1.44)        (0.01)     0.83
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.92)          0.09         (0.44)         1.01      1.92
--------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.99)         (0.96)        (0.99)        (1.09)    (1.08)
 Capital                                     (0.00)*           --         (0.01)           --        --
--------------------------------------------------------------------------------------------------------
Total Distributions                          (0.99)         (0.96)        (1.00)        (1.09)    (1.08)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $    7.52      $    9.43        $10.30        $11.74    $11.82
--------------------------------------------------------------------------------------------------------
Total Return                                (10.33)%         0.93%        (3.65)%        8.85%    18.31%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $384,411       $412,333      $493,725      $512,294  $424,087
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.06%          1.08%         1.05%         1.05%     1.06%
 Net investment income                       11.30          10.43          9.24          8.61      9.57
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         82%            65%           96%          102%       78%
--------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
 *Amount represents less than $0.01 per share.

    28 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:



Class B Shares                               2001/(1)/     2000/(1)/     1999/(1)/     1998      1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 9.44        $10.31        $11.75        $11.83    $10.99
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.91          0.98          0.95          0.96      1.03
 Net realized and unrealized gain (loss)    (1.88)        (0.94)        (1.44)        (0.01)     0.83
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.97)         0.04         (0.49)         0.95      1.86
------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.94)        (0.91)        (0.94)        (1.03)    (1.02)
 Capital                                    (0.00)*          --         (0.01)           --        --
------------------------------------------------------------------------------------------------------
Total Distributions                         (0.94)        (0.91)        (0.95)        (1.03)    (1.02)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 7.53        $ 9.44        $10.31        $11.75    $11.83
------------------------------------------------------------------------------------------------------
Total Return                               (10.82)%        0.40%        (4.15)%        8.34%    17.72%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $462,757      $614,996      $817,382      $859,472  $680,916
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.56%         1.57%         1.55%         1.55%     1.55%
 Net investment income                      10.78          9.87          8.75          8.11      9.07
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        82%           65%           96%          102%       78%
------------------------------------------------------------------------------------------------------



Class L Shares                               2001/(1)/     2000/(1)/   1999/(1)/  1998/(2)/    1997
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 9.46        $10.32        $11.76     $11.84     $11.00
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.91          0.99          0.96       0.97       1.04
 Net realized and unrealized gain (loss)    (1.88)        (0.94)        (1.45)     (0.01)      0.83
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.97)         0.05         (0.49)      0.96       1.87
----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.95)        (0.91)        (0.94)     (1.04)     (1.03)
 Capital                                    (0.00)*          --         (0.01)        --         --
----------------------------------------------------------------------------------------------------
Total Distributions                         (0.95)        (0.91)        (0.95)     (1.04)     (1.03)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 7.54        $ 9.46        $10.32     $11.76     $11.84
----------------------------------------------------------------------------------------------------
Total Return                               (10.83)%        0.57%        (4.08)%     8.38%     17.77%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $166,482      $122,367      $142,477    $92,946    $44,444
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.49%         1.51%         1.48%      1.48%      1.48%
 Net investment income                      10.88          9.96          8.84       8.15       9.14
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        82%           65%           96%       102%        78%
----------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
 *Amount represents less than $0.01 per share.

    29 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares                               2001/(1)/     2000/(1)/     1999/(1)/     1998          1997
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 9.46        $10.33        $11.77        $11.84        $10.99
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       1.02          1.09          1.02          1.05          1.12
 Net realized and unrealized gain (loss)    (1.92)        (0.97)        (1.42)        (0.01)         0.84
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.90)         0.12         (0.40)         1.04          1.96
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (1.01)        (0.99)        (1.03)        (1.11)        (1.11)
 Capital                                    (0.00)*          --         (0.01)           --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                         (1.01)        (0.99)        (1.04)        (1.11)        (1.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 7.55        $ 9.46        $10.33        $11.77        $11.84
--------------------------------------------------------------------------------------------------------------
Total Return                                (9.99)%        1.29%        (3.33)%        9.18%        18.68%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $158,563      $246,376      $211,693      $211,781      $139,269
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.72%         0.71%         0.72%         0.72%         0.73%
 Net investment income                      11.63         10.87          9.52          8.83          9.90
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        82%           65%           96%          102%           78%
--------------------------------------------------------------------------------------------------------------

Class Z Shares                               2001/(1)/     2000/(1)/     1999/(1)/     1998/(1)/     1997/(1)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 8.93        $10.29        $11.74        $11.80        $10.99
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.93          0.68          1.01          1.04          1.12
 Net realized and unrealized gain (loss)    (1.51)        (1.06)        (1.43)         0.01          0.80
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.58)        (0.38)        (0.42)         1.05          1.92
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.83)        (0.98)        (1.02)        (1.11)        (1.11)
 Capital                                    (0.00)*          --         (0.01)           --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.83)        (0.98)        (1.03)        (1.11)        (1.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 7.52        $ 8.93        $10.29        $11.74        $11.80
--------------------------------------------------------------------------------------------------------------
Total Return                                (6.68)%       (3.88)%       (3.49)%        9.33%        18.29%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $71           $81           $99          $107          $104
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.93%         4.46%         0.89%         0.85%         0.75%
 Net investment income                      11.43          7.00          9.28          8.82          9.88
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        82%           65%           96%          102%           78%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.

    30 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

Independent Auditors' Report

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

New York, New York
September 10, 2001

    31 Smith Barney High Income Fund  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                               HIGH INCOME FUND



            TRUSTEES                    INVESTMENT ADVISER
            Lee Abraham                 Smith Barney Fund
            Allan J. Bloostein            Management LLC
            Jane F. Dasher
            Donald R. Foley             DISTRIBUTOR
            Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
            Paul Hardin
            Heath B. McLendon, Chairman CUSTODIAN
            Roderick C. Rasmussen       PFPC Trust Company
            John P. Toolan
                                        TRANSFER AGENT
            OFFICERS                    Citi Fiduciary Trust Company
            Heath B. McLendon           125 Broad Street, 11th Floor
            President and               New York, New York 10004
            Chief Executive Officer
                                        SUB-TRANSFER AGENT
            Lewis E. Daidone            PFPC Global Fund Services
            Senior Vice President       P.O. Box 9699
            and Treasurer               Providence, Rhode Island
                                        02940-9699
            John C. Bianchi, CFA
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney High Income Fund



 This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HIGH INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0429 9/01

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                             DIVERSIFIED STRATEGIC
                                  INCOME FUND

               CLASSIC SERIES  | ANNUAL REPORT  |  JULY 31, 2001



            [LOGO] Smith Barney
                   Mutual Funds
            Your Serious Money. Professionally Managed./SM/

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO][PHOTO][PHOTO]
JOHN C. BIANCHI, CFA,  JAMES E. CONROY,       SIMON HILDRETH,
PORTFOLIO MANAGER      PORTFOLIO MANAGER      PORTFOLIO MANAGER


  [LOGO]Classic Series

 Annual Report . July 31, 2001

 SMITH BARNEY DIVERSIFIED
 STRATEGIC INCOME FUND


      JOHN C. BIANCHI, CFA

      John C. Bianchi, CFA, has more than 23 years of securities business experience.

      JAMES E. CONROY

      James E. Conroy has more than 25 years of securities business experience.

      SIMON HILDRETH

      Simon Hildreth has more than 18 years of securities business experience.

      FUND OBJECTIVE

      Seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

      FUND FACTS

      FUND INCEPTION
            -----------------
      December 28, 1989

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      23 Years (John C. Bianchi)
      25 Years (James E. Conroy)
      18 Years (Simon Hildreth)

          CLASS A CLASS B  CLASS L
-----------------------------------
NASDAQ     SDSAX   SLDSX    SDSIX
-----------------------------------
INCEPTION 11/6/92 12/28/89 3/19/93
-----------------------------------

Average Annual Total Returns as of July 31, 2001


                    Without Sales Charges/(1)/
                    Class A  Class B  Class L
----------------------------------------------
One-Year              1.79%    1.27%    1.27%
----------------------------------------------
Five-Year             4.80     4.33     4.36
----------------------------------------------
Ten-Year               N/A     6.36      N/A
----------------------------------------------
Since Inception+      6.06     6.91     5.18
----------------------------------------------

                     With Sales Charges/(2)/
                    Class A  Class B  Class L
----------------------------------------------
One-Year             (2.80)%  (2.95)%  (0.63)%
----------------------------------------------
Five-Year             3.84     4.18     4.15
----------------------------------------------
Ten-Year               N/A     6.36      N/A
----------------------------------------------
Since Inception+      5.50     6.91     5.06
----------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.



What's Inside
Your Investment in the Smith Barney Diversified Strategic Income Fund.........1
Letter to Our Shareholders....................................................2
Fund at a Glance..............................................................5
Historical Performance .......................................................6
Growth of $10,000.............................................................9
Schedule of Investments......................................................10
Statement of Assets and Liabilities..........................................24
Statement of Operations......................................................25
Statements of Changes in Net Assets..........................................26
Notes to Financial Statements................................................27
Financial Highlights.........................................................33
Tax Information..............................................................35
Independent Auditors' Report ................................................36

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

     YOUR INVESTMENT IN THE SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

An Opportunity to Diversify Your Income Sources
The Smith Barney Diversified Strategic Income Fund brings together three fixed-income opportunities: U.S. government securities, foreign government debt and high-yielding corporate bonds.

[GRAPHIC] Broad Income Diversification

          Portfolio managers John Bianchi, Jim Conroy and Simon Hildreth believe that one way to minimizeportfolio volatility is to diversify broadly across regions, asset classes and currencies. Keep in mind,diversification does not protect against market loss.

[GRAPHIC] A Comprehensive Investment Process

          John, Jim and Simon follow an investment process that incorporates in-depth fundamental and quantitativeanalysis covering 15 of the world's major government bond markets, focusing on opportunities in U.S.government and agency securities, high-yield corporate bonds and foreign government bonds. (Please notethat investments in foreign securities are subject to special risks such as those associated with currencyfluctuations.)

[GRAPHIC] A Distinguished History of Managing Your Serious Money

          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith wereamong the earliest providers of securities information, research and transactions. Merged in 1937, SmithBarney & Co. offered its clients timely information, advice and insightful asset management. Today,Citigroup Asset Management ("Citigroup") unites the distinguished history of Smith Barney & Co. withthe unparalleled global reach of its parent, Citigroup.

          At Citigroup you have access to blue-chip management delivered professionally. We are proud to offeryou, the serious investor, a variety of managed options.


1 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

Dear Shareholder,

Thank you for your investment in the Smith Barney Diversified Strategic Income Fund (''Fund''). We are pleased to provide the annual report as of July 31, 2001, which includes a discussion of market conditions, the Fund's investment strategy, and a detailed summary of the Fund's performance.

Performance Update
For the year ended July 31, 2001, the Fund's Class A shares returned 1.79%, without sales charges. In comparison, the Lehman Brothers Aggregate Bond Index/1/ returned 12.69% for the same period. The Fund is also measured against a combination of 50% of the Salomon Smith Barney Mortgage Securities Index/2/, 30% of the Bear Stearns High Yield Index/3/ and 20% of the Merrill Lynch Global Bond Index/4/. For the year ended July 31, 2001, these three indices returned 7.35%. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks high current income and invests primarily in three types of fixed-income securities:
    . U.S. Government securities and U.S. Government mortgage-related securities;
    . Foreign government securities, including securities issued by supranational organizations; and
    . U.S. and foreign corporate debt securities.

Market and Economic Overview
Despite the seven reductions in the federal funds rate (''fed funds rate'')/5/ made by the U.S. Federal Reserve Board (''Fed''), bringing the rate from 6.50% at the beginning of January 2001 to 3.50% at the end of August, we remain skeptical that an economic recovery is just around the corner. In our view, every bit of economic news defies the presumption that the Fed's aggressive monetary easing will short-circuit further economic erosion. The fact that lower rates have not improved our foreign trade through a weaker dollar tends to compound the problem. We have certainly seen firsthand that a one-time tax rebate, such as the one in Japan, may not have the long-term positive impact that the U.S. Administration and Congress are hoping for.

We remain concerned that the indigestion being felt by ''Corporate America,'' particularly telecommunications and computer-related industries, may have already passed on to consumers and investors. Eight years of economic prosperity may have created false hopes and illusions regarding individual net worth. For example, ask employees who own stock and/or stock options in their companies what they're worth today versus a year ago.

We believe the bond market will see further declines in short-term rates as the Fed cuts the fed funds and discount rates at least once more. Longer maturity fixed-income securities should begin to respond in a very positive way as more conservative investors reach for yield and, perhaps, money filtrates from the equity market.

--------
1 The Lehman Brothers Aggregate Bond Index is an unmanaged, broad-based index consisting of government, corporate, mortgage-related and asset-backed fixed-income securities. Please note that an investor cannot invest directly in an index.
2 The Salomon Smith Barney Mortgage Securities Index is the mortgage component of the Salomon Smith Barney Broad Investment-Grade Bond Index. It includes 30- and 15-year Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages. Please note that an investor cannot invest directly in an index.
3 The Bear Stearns High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Please note that an investor cannot invest directly in an index.
4 The Merrill Lynch Global Index is a broad-based, unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.


2 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

We believe the primary sectors benefiting from this scenario will be 10-30 year U.S. Treasury securities, 6.0-6.5% coupon mortgage-backed securities (''MBS'') and select investment-grade corporate bonds, in that order. Our instincts tell us that yields on long (30 year) Treasuries should be 5% or lower by year-end. In addition, we expect high-yield bonds to drudge along, looking for a bottom.

U.S. Government and Mortgage-Backed Securities Update
In light of weakening economic news for most of the past year, the MBS market has provided higher investment returns relative to other sectors of the fixed-income arena. MBS have outperformed all Treasuries of similar maturity. Of course, past performance is not indicative of future results.

Our philosophy is to manage for income with a very attentive eye toward potential prepayment risk/6/. As interest rates decline, it is generally presumed that prepayments will increase as homeowners refinance to a lower rate. Ironically, mortgage lenders have not reduced their rates commensurate with the market, as strong demand for housing has precluded their need to lower rates.

We continue to view income as the greatest contributor to investment returns in today's interest-rate environment. Consequently, we will aim to stay with higher coupons as long as market conditions warrant.

High-Yield Corporate Bonds
It continues to be a difficult environment for high-yield investors as the impact of the telecom and computer retrenchment/consolidation continues. The strains of a weak Corporate America have played themselves in a very pronounced way among investment bankers. A once-willing lending community has turned off the IPO (initial public offering) spigot and forced many companies that had promising ideas to fend for themselves. Many have not made the grade.

We continue to look for companies with the financial wherewithal to weather the current economic storm. While their debt securities may not have the highest yields within the sector, our philosophy is to buy corporate securities that will survive to pay their dividends.

Foreign Government Securities
The most significant factor driving the behavior of global bond markets over the period has been weaker economic activity and the consequent abrupt change witnessed in official interest-rate policy, both in North America and abroad. In the U.S., this has been evident in the dramatic fall in the fed funds rate.

In Europe, similar, albeit smaller, rate reductions have occurred. The European Central Bank has not been as aggressive as the Fed, citing additional factors that have argued against easing monetary policy too rapidly. The most notable of these has been the stubborn core inflation rate in Europe, while the poor performance of the euro over the period has undoubtedly also been a factor. In Japan, the central bank has reverted to a ''zero interest rate'' policy in the face of renewed economic slowdown.

Bond markets, however, have failed to respond with much enthusiasm, and steeper yield curves/7/ have underscored concerns over the potentially inflationary impact of easier monetary policies. Cash-index returns have tended to outperform bond-index returns so far in 2001.

--------
6Prepayment risk refers to payments made in excess of scheduled mortgage principal repayments.
7A yield curve is a graphical depiction of the relationship between yields on bonds of the same credit quality but different maturities.


3 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

The Fund has maintained a relatively neutral duration/8/ in its foreign-bond component over the period. Approximately 64% of the Fund's foreign-bond holdings were in core European short-dated bonds. These were in the 2-3 year maturity range and mostly AAA-rated. During the period under review, we held exposures in Danish, U.K., German and Swedish government bonds. The remainder of the Fund's foreign-bond exposure was to ''dollar bloc'' government securities in Canada and New Zealand. All these positions were fully hedged back into the U.S. dollar throughout the period under review, immunizing the Fund from any adverse effects from foreign-exchange fluctuations.

We intend to maintain a similar portfolio structure over coming months. We believe the relatively steep slope of the U.S. yield curve is highly conducive to slightly greater interest-rate exposure, while the ongoing slowdown in North America and Europe is likely to lead to a low-interest-rate regime, at least for the remainder of the year. Although, to date, the European Central Bank has been reluctant to match the degree of monetary easing seen in North America, there is clear evidence of slowing activity in Europe. We believe this is likely to heighten the attractiveness of European bonds through the end of the year.

Thank you again for your investment in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,



 /s/ Heath B. McLendon                    /s/ John C. Bianchi
 Heath B. McLendon                        John C. Bianchi, CFA
 Chairman                                 Vice President and Investment Officer


 /s/ James E. Conroy                      /s/ Simon Hildreth
 James E. Conroy                          Simon Hildreth
 Vice President and Investment Officer    Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors. Please refer to pages 10 through 22 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


--------
8Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates, expressed in years. The higher the duration, the greater the price volatility for a given change in yield.


4 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

    Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)

 Top Ten Holdings*+

 1. Federal National Mortgage Association................................. 22.0%
 2. Government National Mortgage Association.............................. 13.0
 3. Swedish Government....................................................  5.0
 4. Federal Home Loan Mortgage Corporation................................  3.9
 5. Fannie Mae............................................................  3.1
 6. Kingdom of Denmark....................................................  2.7
 7. Canada Government.....................................................  2.6
 8. New Zealand Government................................................  1.5
 9. Federal Home Loan Bank................................................  1.5
 10. Republic of Austria..................................................  1.5

                          Industry Diversification*++

    Alternative Power Generation          3.7
    Broadcasting                          2.1
    Cable/Satellite TV                   12.1
    Containers/Packaging                  4.6
    Financial Conglomerates               3.7
    Food Distributors                     3.4
    Hotels/Resorts/Cruiselines            2.2
    Oil and Gas Production                2.8
    Telecommunications-Specialty          3.3
    Wireless Telecommunications           8.0
    Other                                54.1

                            Investment Breakdown*+


                            [CHART]

   International Bonds                               26.9%

   Common Stock, Preferred Stock and Warrants         0.4%

   Repurchase Agreement                               3.8%

   U.S. Government Agencies and Obligations          41.9%

   Convertible Corporate Bonds and Notes              0.7%

   Corporate Bonds and Notes                         26.3%


* These holdings are as of July 31, 2001 and are subject to change. + As a percentage of total investments.
++As a percentage of total high-yield sector.


5 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return      Total
Year Ended             of Year   Year  Dividends Distributions of Capital Returns/(1)/
---------------------------------------------------------------------------------------
7/31/01                 $7.19   $6.74    $0.57       $0.00       $0.00        1.79%
--------------------------------------------------------------------------------------
7/31/00                  7.46    7.19     0.51        0.00        0.00        3.35
--------------------------------------------------------------------------------------
7/31/99                  7.96    7.46     0.49        0.01        0.04        0.41
--------------------------------------------------------------------------------------
7/31/98                  8.01    7.96     0.58        0.05        0.00        7.47
--------------------------------------------------------------------------------------
7/31/97                  7.82    8.01     0.67        0.00        0.00       11.36
--------------------------------------------------------------------------------------
7/31/96                  7.85    7.82     0.62        0.00        0.05        8.39
--------------------------------------------------------------------------------------
7/31/95                  7.76    7.85     0.48        0.00        0.19       10.35
--------------------------------------------------------------------------------------
7/31/94                  8.41    7.76     0.62        0.10        0.04        1.16
--------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.24    8.41     0.45        0.12        0.00        9.30+
--------------------------------------------------------------------------------------
 Total                                   $4.99       $0.28       $0.32
--------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

           Net Asset Value
           ----------------
           Beginning End of  Income   Capital Gain    Return      Total
Year Ended  of Year   Year  Dividends Distributions of Capital Returns/(1)/
----------------------------------------------------------------------------
 7/31/01     $7.22   $6.77    $0.54       $0.00       $0.00        1.27%
---------------------------------------------------------------------------
 7/31/00      7.48    7.22     0.47        0.00        0.00        2.98
---------------------------------------------------------------------------
 7/31/99      7.98    7.48     0.46        0.01        0.03       (0.06)
---------------------------------------------------------------------------
 7/31/98      8.03    7.98     0.54        0.05        0.00        6.93
---------------------------------------------------------------------------
 7/31/97      7.83    8.03     0.62        0.00        0.00       10.89
---------------------------------------------------------------------------
 7/31/96      7.86    7.83     0.57        0.00        0.05        7.80
---------------------------------------------------------------------------
 7/31/95      7.76    7.86     0.44        0.00        0.18       10.00
---------------------------------------------------------------------------
 7/31/94      8.41    7.76     0.60        0.10        0.03        0.66
---------------------------------------------------------------------------
 7/31/93      8.55    8.41     0.58        0.14        0.00        7.28
---------------------------------------------------------------------------
 7/31/92      7.98    8.55     0.68        0.00        0.07       17.12
---------------------------------------------------------------------------
  Total                       $5.50       $0.30       $0.36
---------------------------------------------------------------------------



6 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares



                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return      Total
Year Ended             of Year   Year  Dividends Distributions of Capital  Returns/(1)/
----------------------------------------------------------------------------------------
7/31/01                 $7.21   $6.76    $0.54       $0.00       $0.00        1.27%
---------------------------------------------------------------------------------------
7/31/00                  7.48    7.21     0.47        0.00        0.00        2.84
---------------------------------------------------------------------------------------
7/31/99                  7.97    7.48     0.46        0.01        0.03        0.08
---------------------------------------------------------------------------------------
7/31/98                  8.01    7.97     0.54        0.05        0.00        7.08
---------------------------------------------------------------------------------------
7/31/97                  7.81    8.01     0.62        0.00        0.00       10.92
---------------------------------------------------------------------------------------
7/31/96                  7.84    7.81     0.57        0.00        0.05        7.82
---------------------------------------------------------------------------------------
7/31/95                  7.76    7.84     0.44        0.00        0.18        9.73
---------------------------------------------------------------------------------------
7/31/94                  8.41    7.76     0.60        0.10        0.03        0.66
---------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.36    8.41     0.20        0.03        0.00        3.41+
---------------------------------------------------------------------------------------
 Total                                   $4.44       $0.19       $0.29
---------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                 $7.20    $6.74    $0.60       $0.00       $0.00        2.00%
----------------------------------------------------------------------------------------
7/31/00                  7.46     7.20     0.53        0.00        0.00        3.83
----------------------------------------------------------------------------------------
7/31/99                  7.96     7.46     0.51        0.01        0.04        0.72
----------------------------------------------------------------------------------------
7/31/98                  8.00     7.96     0.60        0.05        0.00        7.96
----------------------------------------------------------------------------------------
7/31/97                  7.82     8.00     0.70        0.00        0.00       11.64
----------------------------------------------------------------------------------------
Inception* -- 7/31/96    7.89     7.82     0.53        0.00        0.05        6.65+
----------------------------------------------------------------------------------------
 Total                                    $3.47       $0.06       $0.09
----------------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
-----------------------------------------------------------------------------------------
7/31/01                 $7.21    $6.75    $0.60       $0.00       $0.00        2.00%
----------------------------------------------------------------------------------------
7/31/00                  7.47     7.21     0.53        0.00        0.00        3.83
----------------------------------------------------------------------------------------
7/31/99                  7.96     7.47     0.51        0.01        0.04        0.84
----------------------------------------------------------------------------------------
7/31/98                  8.01     7.96     0.60        0.05        0.00        7.78
----------------------------------------------------------------------------------------
7/31/97                  7.82     8.01     0.69        0.00        0.00       11.69
----------------------------------------------------------------------------------------
7/31/96                  7.85     7.82     0.63        0.00        0.06        8.72
----------------------------------------------------------------------------------------
7/31/95                  7.76     7.85     0.49        0.00        0.20       10.94
----------------------------------------------------------------------------------------
7/31/94                  8.41     7.76     0.65        0.10        0.04        1.43
----------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.24     8.41     0.47        0.12        0.00        9.47+
----------------------------------------------------------------------------------------
 Total                                    $5.17       $0.28       $0.34
----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


7 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Average Annual Total Returns



                                                        Without Sales Charges/(1)/
                                      -----------------------------------------------------------
                                      Class A  Class B           Class L           Class Y Class Z
---------------------------------------------------------------------------------------------------
Year Ended 7/31/01                      1.79%    1.27%             1.27%            2.00%   2.00%
--------------------------------------------------------------------------------------------------
Five Years Ended 7/31/01                4.80     4.33              4.36             5.15    5.15
--------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/01                  N/A     6.36               N/A              N/A     N/A
--------------------------------------------------------------------------------------------------
Inception* through 7/31/01              6.06     6.91              5.18             5.58    6.42
--------------------------------------------------------------------------------------------------
                                                         With Sales Charges/(2)/
                                      -----------------------------------------------------------
                                      Class A  Class B           Class L           Class Y Class Z
---------------------------------------------------------------------------------------------------
Year Ended 7/31/01                     (2.80)%  (2.95)%           (0.63)%           2.00%   2.00%
--------------------------------------------------------------------------------------------------
Five Years Ended 7/31/01                3.84     4.18              4.15             5.15    5.15
--------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/01                  N/A     6.36               N/A              N/A     N/A
--------------------------------------------------------------------------------------------------
Inception* through 7/31/01              5.50     6.91              5.06             5.58    6.42
--------------------------------------------------------------------------------------------------

 Cumulative Total Returns

                                                      Without Sales Charges/(1)/
---------------------------------------------------------------------------------
Class A (Inception* through 7/31/01)                            67.22%
--------------------------------------------------------------------------------
Class B (7/31/91 through 7/31/01)                               85.35
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/01)                            52.55
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/01)                            37.12
--------------------------------------------------------------------------------
Class Z (Inception* through 7/31/01)                            72.17
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.



8 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                            July 1991 -- July 2001

                                       [CHART]

                                 Smith Barney       Lehman Brothers
                            Diversified Strategic      Aggregate
                                 Income Fund           Bond Index
            July 1991               10,000               10,000
            July 1992               11,712               11,478
            July 1993               12,564               12,646
            July 1994               12,646               12,658
            July 1995               13,910               13,938
            July 1996               14,996               14,709
            July 1997               16,629               16,292
            July 1998               17,783               17,574
            July 1999               17,773               18,011
            July 2000               18,302               19,087
            July 2001               18,535               21,510


+Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



9 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                          July 31, 2001


    FACE
   AMOUNT                                                      SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 41.9%
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 41.9%
$ 25,000,000             Fannie Mae, 6.625% due 11/15/10 (a)                                                   $ 26,625,000
  25,000,000             Federal Home Loan Bank, 6.500% due 11/15/05 (a)                                         26,437,500
  67,722,269             Federal Home Loan Mortgage Corporation (FHLMC), 7.500% due 12/1/30 (a)(b)               69,816,918
                         Federal National Mortgage Association (FNMA):
  68,800,000              7.000% due 11/2/28 (b)(c)                                                              70,004,000
  42,109,269              7.500% due 2/1/31 (b)                                                                  43,372,649
  98,905,058              6.000% due 5/1/31 (a)(b)                                                               97,307,481
 179,755,123              6.500% due 7/1/31 (a)(b)                                                              180,200,955
                         Government National Mortgage Association (GNMA):
  19,533,825              7.500% due 7/15/29 (a)(b)                                                              20,229,620
   5,654,341              8.000% due 12/15/29 (a)(b)                                                              5,896,403
  18,251,201              8.500% due 5/15/30 (a)(b)                                                              19,140,948
   7,728,697              9.000% due 6/15/30 (a)(b)                                                               8,136,850
  65,370,512              6.500% due 2/15/31 (a)(b)                                                              65,881,056
 108,381,969              7.000% due 5/15/31 (a)(b)                                                             111,125,115
---------------------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR
                         (Cost -- $734,892,334)                                                                 744,174,495
---------------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING(d)                                       SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD SECTOR -- 27.4%
CORPORATE BONDS AND NOTES -- 26.3%
Aerospace and Defense -- 0.2%
   2,120,000     B-      Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09                       2,257,800
   1,615,000     B-      Fairchild Corp., Sr. Sub. Notes, 10.750% due 4/15/09                                     1,308,150
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,565,950
---------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.4%
   1,825,000     BB-     Air Canada, Sr. Notes, 10.250% due 3/15/11                                               1,587,750
   9,215,241     BB      Airplanes Pass-Through Trust, Corporate Collateralized Mortgage Obligation, Series D,
                           10.875% due 3/15/19                                                                    5,589,412
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,177,162
---------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 1.0%
                         AES Corp.:
     355,000     Ba1*     Sr. Notes, 9.375% due 9/15/10                                                             360,325
   6,975,000     Ba2*     Sr. Sub. Notes, 10.250% due 7/15/06                                                     7,149,375
   1,020,000     Ba2*    AES Drax Energy Ltd., Sr. Sub. Secured Notes, 11.500% due 8/30/10                        1,111,800
   7,675,000     BB+     Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                            8,039,563
     615,000     BBB     Covanta Energy Corp., 9.250% due 3/1/22                                                    578,100
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 17,239,163
---------------------------------------------------------------------------------------------------------------------------
Aluminum -- 0.4%
   1,600,000     BB-     Century Aluminum Co., Sr. Secured Notes, 11.750% due 4/15/08 (e)                         1,676,000
                         Kaiser Aluminum & Chemical Corp.:
                          Sr. Notes:
     600,000     B          Series B, 10.875% due 10/15/06+                                                         555,000
     935,000     B          Series D, 10.875% due 10/15/06                                                          864,875
   4,400,000     CCC+     Sr. Sub. Notes, 12.750% due 2/1/03+                                                     3,872,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  6,967,875
---------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT    RATING(d)                                          SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.3%
$ 1,035,000   BB-     Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08+                                        $   996,187
                      Tommy Hilfiger USA Inc., Company Guaranteed:
    735,000   BBB-     6.500% due 6/1/03+                                                                            716,625
  2,280,000   BBB-     6.850% due 6/1/08+                                                                          2,111,850
  1,650,000   B-      Tropical Sportswear International Corp., Sr. Sub. Notes, Company Guaranteed,
                        11.000% due 6/15/08                                                                        1,569,563
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,394,225
----------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear - Retail -- 0.3%
  1,950,000   CCC+    J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                                1,696,500
                      Saks Inc., Company Guaranteed:
  1,150,000   BB       7.000% due 7/15/04+                                                                         1,069,500
  1,645,000   BB       7.250% due 12/1/04                                                                          1,525,737
  1,050,000   BB       8.250% due 11/15/08+                                                                          945,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,236,737
----------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.1%
  2,570,000   B       Collins & Aikman Products, Sr. Sub. Notes, Company Guaranteed, 11.500% due 4/15/06+          2,634,250
----------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
  1,010,000   BB-     The Pep Boys - Manny, Moe & Jack, Sr. Notes, 6.520% due 7/16/07                                935,513
----------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.6%
  3,955,800   NR      AMFM Operating Inc., Sr. Sub. Notes, 12.625% due 10/31/06                                    4,351,380
  3,750,000   NR      Emmis Escrow Corp., Sr. Discount Notes, step bond to yield 12.499% due 3/15/11 (e)           2,231,250
  1,035,000   B-      Lin Holdings Corp., Sr. Discount Notes, step bond to yield 12.480% due 3/1/08 (e)              758,137
  1,595,000   B-      Paxson Communications Corp., Sr. Sub. Notes, 10.750% due 7/15/08 (e)                         1,658,800
    930,000   CCC+    Sirius Satellite Radio, Sr. Secured Notes, 14.500% due 5/15/09                                 478,950
    765,000   B-      Spanish Broadcasting Systems, Sr. Sub. Notes, 9.625% due 11/1/09 (e)                           730,575
    465,000   CCC+    XM Satellite Radio Holdings Inc., Sr. Secured Notes, 14.000% due 3/15/10                       281,325
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  10,490,417
----------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.3%
  1,480,000   B       Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                         1,161,800
  3,000,000   B-      Atrium Cos. Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 10.500% due 5/1/09           2,775,000
  2,410,000   B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                       2,277,450
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   6,214,250
----------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 3.3%
                      Adelphia Communications Corp.:
  1,880,000   B+       Sr. Discount Notes, Series B, zero coupon bond to yield 11.987% due 1/15/08                   883,600
                       Sr. Notes:
    500,000   B+         9.750% due 2/15/02                                                                          502,500
  2,500,000   B+         8.750% due 10/1/07                                                                        2,337,500
    765,000   B+         10.250% due 6/15/11                                                                         749,700
    920,000   CCC+    Cable Satisfaction International, Sr. Notes, 12.750% due 3/1/10                                557,750
  3,065,000   B-      Callahan Nordrhein - Westfalen, Sr. Discount Notes, step bond to yield 17.102% due 7/15/10     996,125
                      Charter Communications Holdings LLC:
                       Sr. Discount Notes:
 12,020,000   B+         Step bond to yield 11.719% due 1/15/10                                                    8,233,700
 10,335,000   B+         Step bond to yield 12.577% due 1/15/11                                                    6,562,725
  8,100,000   B+         Step bond to yield 11.089% due 5/15/11 (e)                                                4,698,000
  1,755,000   B+       Sr. Notes, 11.125% due 1/15/11+                                                             1,864,687

                      See Notes to Financial Statements.


11 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT    RATING(d)                                        SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 3.3% (continued)
$ 3,295,000   BB-     CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                           $ 3,640,975
  4,455,000   B1*     Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07                                 4,661,044
  1,700,000   B-      Insight Communications, Sr. Discount Notes, step bond to yield 12.251% due 2/15/11 (e)     998,750
  1,685,000   B+      Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (e)                               1,786,100
                      NTL Communications Corp., Sr. Notes, Series B:
  5,420,000   B-       11.500% due 10/1/08+                                                                    3,550,100
  3,650,000   B-       Step bond to yield 18.411% due 2/1/06                                                   2,427,250
  7,580,000   Ba1*    Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15                       8,527,500
  6,400,000   B-      United International Holdings, Sr. Discount Notes, Series B, step bond to yield
                       10.935% due 2/15/08                                                                     2,208,000
                      United Pan-Europe Communications N.V.:
 16,835,000   B-       Sr. Discount Notes, Series B, step bond to yield 12.496% due 8/1/09                     3,198,650
  1,610,000   B-       Sr. Notes, Series B, 10.875% due 8/1/09                                                   635,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              59,020,606
------------------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 0.6%
    800,000   B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11                                       814,000
  2,875,000   B       Hollywood Casino Corp., Company Guaranteed, 11.250% due 5/1/07                           3,040,312
  1,865,000   BB-     Mandalay Resort Group, Sr. Sub. Debentures, 7.625% due 7/15/13                           1,603,900
                      Sun International Hotels, Sr. Sub. Notes, Company Guaranteed:
    885,000   Ba3*     9.000% due 3/15/07                                                                        900,488
    920,000   Ba3*     8.625% due 12/15/07                                                                       925,750
  2,985,000   B-      Venetian Casino Resort LLC, Secured Notes, 12.250% due 11/15/04+                         3,164,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,448,550
------------------------------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 0.2%
  3,410,000   Ba1*    IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 (e)+                                      3,452,625
------------------------------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 0.5%
  1,695,000   CCC+    Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07 (e)                                      771,225
 25,880,000   B       Huntsman ICI Chemicals LLC, Sr. Discount Notes, zero coupon bond to yield
                        13.124% due 12/31/09                                                                   7,505,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,276,425
------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.5%
    960,000   Ba1*    Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11 (e)                                        988,800
  4,235,000   B       Avecia Group PLC, Sr. Notes, Company Guaranteed, 11.000% due 7/1/09+                     4,261,469
                      ISP Holdings Inc.:
                       Sr. Notes, Series B:
    235,000   B+         9.750% due 2/15/02                                                                      235,000
  1,150,000   B+         9.000% due 10/15/03                                                                   1,121,250
  1,590,000   B+       Sr. Sub. Notes, 10.250% due 7/1/11 (e)                                                  1,597,950
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,204,469
------------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.2%
  1,530,000   B-      Nortek Inc., Sr. Sub. Notes, 9.875% due 6/15/11 (e)                                      1,522,350
  2,000,000   B-      Schuler Homes, Sr. Sub. Notes, 10.500% due 7/15/11 (e)                                   2,062,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,584,850
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT   RATING(d)                                      SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.3%
                     American Greetings:
$1,010,000   BBB-     Sr. Notes, 6.100% due 8/1/28                                                      $   839,563
 4,250,000   BB+      Sr. Sub. Notes, 11.750% due 7/15/08 (e)                                             4,058,750
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,898,313
-------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.3%
 4,815,000   B       Crown Cork & Seal Co., Inc., Sr. Notes, 7.125% due 9/1/02                            3,731,625
   220,000   B-      Huntsman Packaging, Sr. Sub. Notes, 13.000% due 6/1/10                                 190,300
 3,240,000   B+      Owens-Illinois, Sr. Notes, 7.150% due 5/15/05+                                       2,786,400
 1,725,000   B-      SF Holdings Group, Inc., Sr. Discount Notes, Series B, step bond to yield
                       18.072% due 3/15/08                                                                  787,031
 8,705,000   B       Stone Container Corp., Sr. Notes, Company Guaranteed, 11.500% due 8/15/06 (e)        9,270,825
 3,390,000   B-      Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due 9/1/03+                        3,271,350
 2,715,000   B-      Tekni-Plex Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 12.750% due 6/15/10   2,389,200
-------------------------------------------------------------------------------------------------------------------
                                                                                                         22,426,731
-------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.4%
 1,670,000   B+      Parker Drilling Co., Sr. Notes, Series D, Company Guaranteed, 9.750% due 11/15/06    1,632,425
 5,075,000   BB      Pride International Inc., Sr. Notes, 10.000% due 6/1/09+                             5,493,688
-------------------------------------------------------------------------------------------------------------------
                                                                                                          7,126,113
--------------------------------------------------------------------------------------------------------------------
Department Stores -- 0.1%
                     J.C. Penney Co., Inc.:
 1,160,000   BBB-     6.125% due 11/15/03                                                                 1,106,350
   780,000   BBB-     6.900% due 8/15/26+                                                                   753,675
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,860,025
-------------------------------------------------------------------------------------------------------------------
Discount Chains -- 0.3%
                     Kmart Corp.:
 3,695,000   Baa3*    12.500% due 3/1/05+                                                                 4,022,931
   610,313   Baa3*    Pass-Through Certificates, 8.540% due 1/2/15                                          567,140
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,590,071
-------------------------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.0%
   500,000   B-      Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08 (e)                                      517,500
-------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.6%
 3,085,000   BBB     Avista Corp., Sr. Notes, 9.750% due 6/1/08 (e)                                       3,339,512
 1,005,000   BB      CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                                     1,084,144
 1,590,000   Ba2*    Mission Energy Holdings, Sr. Secured Notes, 13.500% due 7/15/08 (e)                  1,609,875
 3,420,000   Ba3*    Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10 (e)                        3,847,500
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,881,031
-------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.3%
 2,160,000   BB-     Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06+                  2,284,200
 2,210,000   Ba2*    Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10+                   2,265,250
 1,100,000   Baa2*   Thomas & Betts Corp., Sr. Notes, Series MTN, 6.625% due 5/7/08                         888,250
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,437,700
-------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
 1,405,000   B       Amkor Technologies, Inc., Sr. Sub. Notes, 10.500% due 5/1/09+                        1,243,425
-------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.1%
 1,325,000   B       Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (e)                                 1,348,188
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


13 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT    RATING(d)                                     SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.5%
$ 3,415,000   BB-     Foster Wheeler Ltd., Sr. Notes, 6.750% due 11/15/05+                             $ 2,612,475
  1,360,000   BB-     Integrated Electrical Services Inc., Sr. Sub. Notes, Company Guaranteed,
                        9.375% due 2/1/09+                                                               1,349,800
                      Metromedia Fiber Network, Inc., Sr. Notes:
    590,000   Caa3*    10.000% due 12/15/09                                                                165,200
 14,625,000   Caa3*    Series B, 10.000% due 11/15/08                                                    4,095,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         8,222,475
------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.3%
  3,000,000   B+      Allied Waste Industries Inc., Sr. Sub. Notes, Series B, Company Guaranteed,
                        10.000% due 8/1/09+                                                              3,120,000
  2,875,000   B+      URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                            2,954,062
------------------------------------------------------------------------------------------------------------------
                                                                                                         6,074,062
------------------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 0.5%
  4,165,000   BBB-    Avis Group Holdings Inc., Sr. Sub. Notes, Company Guaranteed, 11.000% due 5/1/09   4,654,388
  3,370,000   BB      United Rentals Inc., Sr. Notes, Company Guaranteed, 10.750% due 4/15/08 (e)        3,589,050
  1,000,000   B-      Williams Scotsman Inc., Sr. Notes, Company Guaranteed, 9.875% due 6/1/07             957,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         9,200,938
------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 1.0%
                      AMRESCO Inc., Sr. Sub. Notes:
  2,200,000   Caa3*    10.000% due 3/15/04 (f)                                                             951,500
  2,575,000   Caa3*    9.875% due 3/15/05 (f)                                                            1,120,125
                      Finova Capital Corp., Sr. Notes:
  1,540,000   Caa2*    5.875% due 10/15/01 (f)                                                           1,463,000
  2,705,000   Caa2*    6.250% due 11/1/02 (f)                                                            2,566,369
    770,000   Caa2*    6.125% due 3/15/04 (f)                                                              738,237
 10,465,000   Caa2*    7.250% due 11/8/04 (f)+                                                          10,137,969
  1,230,000   Caa2*    6.380% due 3/19/49 (f)                                                            1,177,725
------------------------------------------------------------------------------------------------------------------
                                                                                                        18,154,925
------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.9%
                      Aurora Foods Inc., Sr. Sub. Notes:
                       Series B:
  1,195,000   CCC+       9.875% due 2/15/07+                                                             1,060,562
  1,270,000   CCC+       8.750% due 7/1/08+                                                              1,054,100
    785,000   CCC+     Series D, 9.875% due 2/15/07                                                        696,688
  1,880,000   B-      Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500% due 12/1/08              1,682,600
                      Fleming Cos., Inc.:
  1,670,000   Ba3*     Sr. Notes, 10.125% due 4/1/08 (e)                                                 1,778,550
                       Sr. Sub. Notes, Series B, Company Guaranteed:
    370,000   B          10.500% due 12/1/04                                                               382,025
  4,630,000   B          10.625% due 7/31/07+                                                            4,849,925
  4,705,000   Baa2*   SC International Services Inc., Sr. Sub. Notes, Series B, Company Guaranteed,
                        9.250% due 9/1/07                                                                5,057,875
------------------------------------------------------------------------------------------------------------------
                                                                                                        16,562,325
------------------------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 0.1%
  1,460,000   B2*     Michael Foods, Sr. Sub. Notes, 11.750% due 4/1/11 (e)                              1,525,700
------------------------------------------------------------------------------------------------------------------
Foods - Retail -- 0.1%
  2,405,000   BB      Great Atlantic & Pacific Tea Co., Sr. Notes, 7.700% due 1/15/04+                   2,230,638
------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


14 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT   RATING(d)                                         SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.2%
$3,825,000   B-      B&G Foods Inc., Sr. Sub. Notes, Company Guaranteed, 9.625% due 8/1/07+                   $ 3,366,000
-------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.2%
 4,735,000   CCC+    Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07                                  4,379,875
-------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.2%
 1,460,000   B       Falcon Products Inc., Sr. Sub. Notes, Series B, Company Guaranteed, 11.375% due 6/15/09+   1,394,300
                     Remington Products Co. LLC, Sr. Sub. Notes:
 1,170,000   B3*      11.000% due 5/15/06 (e)                                                                   1,047,150
   935,000   B3*      Series B, 11.000% due 5/15/06+                                                              836,825
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,278,275
-------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.4%
 1,865,000   Ba2*    D.R. Horton, Inc., Sr. Sub. Notes, 9.375% due 3/15/11+                                     1,916,287
 2,845,000   BB+     Lennar Corp., Sr. Notes, Series B, Company Guaranteed, 9.950% due 5/1/10                   3,115,275
   925,000   B1*     Meritage Corp., Sr. Notes, 9.750% due 6/1/11 (e)                                             959,688
   865,000   BB      The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                                         922,306
                     Standard Pacific Corp., Sr. Notes:
   230,000   BB       8.500% due 4/1/09                                                                           227,700
   385,000   BB       9.500% due 9/15/10                                                                          394,625
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,535,881
--------------------------------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 0.6%
 2,665,000   Ba3*    Courtyard by Marriott, Sr. Secured Notes, Series B, 10.750% due 2/1/08+                    2,768,269
 7,520,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10+                                            7,877,200
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               10,645,469
-------------------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.1%
 1,840,000   B       Flowserve Corp., Sr. Sub. Notes, Company Guaranteed, 12.250% due 8/15/10                   1,964,200
-------------------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.1%
 3,505,000   B-      Exodus Communications, Inc., Sr. Notes, 11.625% due 7/15/10+                               1,139,125
-------------------------------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.3%
                     Conseco, Inc., Sr. Notes:
 2,400,000   BB-      8.750% due 2/9/04                                                                         2,262,000
 2,500,000   BB-      9.000% due 10/15/06                                                                       2,325,000
 1,540,000   BB-      10.750% due 6/15/08                                                                       1,524,600
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,111,600
-------------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.2%
 1,270,000   BB-     Adelphia Business Solutions, Sr. Notes, Series B, 12.250% due 9/1/04+                        984,250
 2,600,000   B       Telewest Communication PLC, Sr. Discount Debentures, step bond to yield
                       11.387% due 10/1/07                                                                      2,086,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,070,750
-------------------------------------------------------------------------------------------------------------------------
Medical Distributors -- 0.1%
 1,735,000   B       Physician Sales & Services, Sr. Sub. Notes, Company Guaranteed, 8.500% due 10/1/07+        1,630,900
--------------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.1%
 1,025,000   BBB-    HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05                                           1,005,781
 1,785,000   B       Pre-Se Technologies Inc., Sr. Notes, Series B, Company Guaranteed, 9.500% due 2/15/05      1,490,475
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,496,256
-------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
 1,095,000   B-      Universal Hospital Services, Sr. Notes, 10.250% due 3/1/08                                 1,056,675
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


    FACE
   AMOUNT    RATING(d)                                        SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.2%
$  1,900,000   B2*     Intertek Finance PLC, Sr. Sub. Notes, Series B, Company Guaranteed, 10.250% due 11/1/06 $ 1,605,500
   1,395,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06+                1,185,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,791,250
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.4%
   1,925,000   B       Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11 (e)                   2,011,625
   1,775,000   A3*     Cooper Tire & Rubber Co., Sr. Notes, 7.625% due 3/15/27                                   1,686,250
   4,640,000   B2*     Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                             3,828,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,525,875
--------------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.4%
                       AMC Entertainment Inc., Sr. Sub. Notes:
   1,925,000   CCC-     9.500% due 3/15/09                                                                       1,771,000
   1,120,000   CCC-     9.500% due 2/1/11                                                                        1,019,200
   4,785,000   B       Premier Parks, Inc., Sr. Discount Notes, step bond to yield 10.763% due 4/1/08            3,995,475
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,785,675
--------------------------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.2%
   3,670,000   BB-     Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series B, Company Guaranteed,
                         10.375% due 6/1/09                                                                      3,926,900
--------------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 0.8%
   1,500,000   B1*     Belco Oil & Gas Corp., Sr. Sub. Notes, Series B, Company Guaranteed, 10.500% due 4/1/06   1,537,500
   1,285,000   B+      Canadian Forest Oil Corp., Sr. Sub. Notes, Company Guaranteed, 10.500% due 1/15/06+       1,342,825
   1,360,000   B       Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                      1,353,200
   3,280,000   B+      Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08+                            3,222,600
                       Plains Resources Inc., Sr. Sub. Notes, Company Guaranteed:
   1,125,000   B        Series B, 10.250% due 3/15/06                                                            1,164,375
     660,000   B        Series F, 10.250% due 3/15/06+                                                             683,100
   1,340,000   B-      Range Resources Corp., Sr. Sub. Notes, Company Guaranteed, 8.750% due 1/15/07+            1,293,100
   2,285,000   B       Stone Energy Corp., Sr. Sub. Notes, Company Guaranteed, 8.750% due 9/15/07+               2,330,700
     855,000   BB-     Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09                                 914,850
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,842,250
--------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.1%
   1,360,000   BB      Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07                   1,400,800
--------------------------------------------------------------------------------------------------------------------------
Other Consumer Services -- 0.2%
                       Service Corp. International:
   1,590,000   BB-      7.875% due 2/1/13                                                                        1,250,137
   1,615,000   BB-      Sr. Notes, 6.875% due 10/1/07                                                            1,318,243
   1,615,000   B+      Stewart Enterprises, Sr. Sub. Notes, 10.750% due 7/1/08 (e)                               1,703,825
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,272,205
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Generic -- 0.1%
   2,495,000   BB      ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05                                   2,625,988
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.2%
   3,018,000   B+      King Pharmaceuticals, Inc., Sr. Sub. Notes, 10.750% due 2/15/09                           3,319,800
--------------------------------------------------------------------------------------------------------------------------
Precious Metals -- 0.1%
   2,500,000   BBB     Newmont Mining Corp., Sr. Notes, 8.625% due 5/15/11                                       2,546,875
--------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



16 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT    RATING(d)                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.1%
$ 1,515,000   Ba1*    Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due 1/1/46                   $ 1,217,681
    765,000   Ba1*    PXRE Capital Trust I, Company Guaranteed, 8.850% due 2/1/27                               586,181
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,803,862
-----------------------------------------------------------------------------------------------------------------------
Publishing - Books/Magazines -- 0.3%
  5,625,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11 (e)                                 5,962,500
-----------------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.4%
                      Riverwood International Corp.:
                       Sr. Notes:
    765,000   B-         10.625% due 8/1/07 (e)+                                                                791,775
  2,315,000   B-         Company Guaranteed, 10.625% due 8/1/07                                               2,396,025
  2,180,000   CCC+     Sr. Sub. Notes, Company Guaranteed, 10.875% due 4/1/08+                                2,136,400
  1,816,750   Ba3*    SD Warren Co., Debentures, Payment-in-kind, 14.000% due 12/15/06                        1,966,632
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              7,290,832
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.1%
  1,735,000   BB-     Meditrust, Sr. Notes, 7.114% due 8/15/04 (e)+                                           1,630,900
-----------------------------------------------------------------------------------------------------------------------
Recreational Products -- 0.1%
  2,705,000   BB      Hasbro Inc., Sr. Debentures, 6.600% due 7/15/28                                         1,802,206
-----------------------------------------------------------------------------------------------------------------------
Savings Banks -- 0.3%
                      Ocwen Capital:
  1,525,000   B+       11.875% due 10/1/03                                                                    1,464,000
  3,920,000   B3*      Jr. Sub. Notes, 10.875% due 8/1/27+                                                    3,194,800
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              4,658,800
-----------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.4%
  7,325,000   B       Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07+                     7,325,000
-----------------------------------------------------------------------------------------------------------------------
Stores - Specialty -- 0.0%
    500,000   B-      Advance Stores Co., Sr. Sub. Notes, Series B, Company Guaranteed, 10.250% due 4/15/08     492,500
-----------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
  1,500,000   B       Flag Telecom Holdings Ltd., Sr. Notes, 11.625% due 3/30/10+                               791,250
  1,885,000   BB-     Lucent Technologies Inc., Sr. Notes, 7.250% due 7/15/06+                                1,573,975
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,365,225
-----------------------------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.8%
  2,025,000   BB      Global Crossing Holding Ltd., Sr. Notes, 9.500% due 11/15/09+                           1,528,875
  1,780,000   B-      GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 15.230% due 2/1/10          525,100
                      ITC/DeltaCom, Inc., Sr. Notes:
    605,000   B2*      11.000% due 6/1/07+                                                                      335,775
    940,000   B2*      9.750% due 11/15/08                                                                      568,700
                      Level 3 Communications, Inc.:
 13,540,000   CCC+     Sr. Discount Notes, step bond to yield 12.981% due 3/15/10                             3,723,500
  2,000,000   CCC+     Sr. Notes, 11.000% due 3/15/08                                                         1,150,000
  1,940,000   CCC+    Madison River Capital LLC, Sr. Notes, 13.250% due 3/1/10                                  940,900
  3,290,000   Caa1*   NEXTLINK Communications, Inc., Sr. Notes, 12.500% due 4/15/06                           1,217,300
  2,710,000   B-      Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                                       1,260,150
  1,510,000   B2*     Time Warner Telecom LLC, Sr. Notes, 9.750% due 7/15/08                                  1,321,250
                      Williams Communication Group Inc., Sr. Notes:
  1,235,000   B+       10.700% due 10/1/07                                                                      537,225
  1,980,000   B+       11.700% due 8/1/08                                                                       861,300
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             13,970,075
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT    RATING(d)                          SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Tobacco -- 0.1%
$ 2,235,000   BB      Standard Commercial Corp., Sr. Notes, Company Guaranteed,
                        8.875% due 8/1/05+                                        $  2,179,125
----------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.1%
  2,775,000   B       Columbus McKinnon Corp., Sr. Sub. Notes, Company
                        Guaranteed, 8.500% due 4/1/08                                2,455,875
----------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
  1,875,000   B+      Buhrmann U.S. Inc., Sr. Sub. Notes, Company Guaranteed,
                        12.250% due 11/1/09+                                         1,811,719
----------------------------------------------------------------------------------------------
Wireless Telecommunications -- 2.2%
  2,500,000   Caa1*   AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to
                        yield 14.748% to 10/1/09                                     1,625,000
  2,250,000   Caa1*   Alamosa PCS Holdings, Inc., Sr. Discount Notes, Company
                        Guaranteed, step bond to yield 17.458% due 2/15/10           1,170,000
  1,400,000   B       American Tower Corp., Sr. Notes, 9.375% due 2/1/09+            1,307,250
  3,080,000   B-      Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08+     2,849,000
                      Crown Castle International Corp.:
  1,040,000   B         Sr. Discount Notes, step bond to yield 10.457% due
                         5/15/11                                                       629,200
  2,735,000   B         Sr. Notes, 10.750% due 8/1/11+                               2,673,463
  1,560,000   B3*     Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due
                        12/15/08+                                                    1,614,600
  1,850,000   Caa1*   Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                        15.095% due 10/1/10                                            610,500
  1,000,000   Caa1*   IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11 (e)(g)        847,500
  1,595,000   B-      McCaw International Ltd., Sr. Discount Notes, step bond to
                        yield 18.599% due 4/15/07                                      374,825
  4,925,000   B-      Millicom International Cellular S.A., Sr. Discount Notes,
                        step bond to yield 13.500% due 6/1/06                        4,112,375
                      Nextel Communications, Sr. Discount Notes:
 10,140,000   B1*       Step bond to yield 11.012% due 9/15/07+                      7,630,350
 12,055,000   B1*       Step bond to yield 12.219% due 2/15/08                       8,227,537
  3,230,000   B-      Spectrasite Holdings, Inc., Sr. Discount Notes, step bond
                        to yield 11.027% due 4/15/09                                 1,243,550
     35,000   B3*     TeleCorp PCS Inc., Sr. Sub. Notes, Company Guaranteed,
                        10.625% due 7/15/10                                             33,862
                      VoiceStream Wireless Co.:
  1,555,000   A-        Sr. Discount Notes, step bond to yield 11.876% due
                         11/15/09                                                    1,302,312
  1,908,737   A-        Sr. Notes, 10.375% due 11/15/09                              2,187,890
----------------------------------------------------------------------------------------------
                                                                                    38,439,214
----------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES(Cost -- $511,865,401)        468,043,684
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.7%
Alternative Power Generation -- 0.1%
    775,000   BBB-    Covanta Energy Corp., 6.000% due 6/1/02                          752,599
----------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.1%
  1,125,000   B2*     Vitesse Semiconductor, 4.000% due 3/15/05                        921,094
----------------------------------------------------------------------------------------------
Contract Drilling -- 0.0%
    230,000   B-      Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04               208,725
----------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
  2,325,000   Ba2*    Celestica Inc., zero coupon bond to yield 5.485% due 8/1/20    1,002,656
    765,000   Ba3*    LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05                  655,987
  2,375,000   Ba2*    Sanmina Corp., zero coupon bond to yield 5.442% due 9/12/20      890,625
----------------------------------------------------------------------------------------------
                                                                                     2,549,268
----------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
  2,225,000   B       Amkor Technologies, Inc., Sub. Notes, 5.000% due 3/15/07       1,610,344
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

18 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT    RATING(d)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
$   200,000 CCC       Exodus Communications, Inc., Sr. Sub. Notes, 4.750% due 7/15/08 $    22,500
-------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
  2,225,000 CCC       Level 3 Communications, Sub. Notes, 6.000% due 3/15/10              698,094
-------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
  2,525,000 B2*       Total Renal Care, Jr. Sub. Notes, 7.000% due 5/15/09              2,452,406
-------------------------------------------------------------------------------------------------
Semiconductors -- 0.2%
  1,020,000 Ba3*      Cypress Semiconductors, Sub. Notes, 3.750% due 7/1/05               886,125
  1,085,000 B         Transwitch Corp., Notes, 4.500% due 9/12/05                         763,569
  1,770,000 CCC+      TriQuint Semiconductor, Inc., Sub. Notes, 4.000% due 3/1/07       1,316,437
-------------------------------------------------------------------------------------------------
                                                                                        2,966,131
-------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
    560,000 CCC       At Home Corp., Sub. Notes, 4.750% due 12/15/06                      135,800
-------------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                      (Cost -- $11,911,742)                                            12,316,961
-------------------------------------------------------------------------------------------------

  SHARES                                         SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
Hospital/Nursing Management -- 0.2%
     37,850           Fresenius Medical Care Preferred Capital Trust, 9.000%            3,926,938
-------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.1%
      1,650           Broadwing Communications, 12.500%                                 1,637,625
-------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.1%
     19,300           Global Crossing Holding Ltd., 6.750%                              1,845,563
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
     18,000           Crown Castle International Corp., 6.250%                            436,500
        127           Dobson Communications Corp., Payment-in-kind, 13.000%                11,635
-------------------------------------------------------------------------------------------------
                                                                                          448,135
-------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost -- $8,978,895)                                              7,858,261
-------------------------------------------------------------------------------------------------
COMMON STOCK (h) -- 0.0%
Containers/Packaging -- 0.0%
        359           SF Holdings Group, Inc., Class C Shares                                  11
-------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 0.0%
     24,971           Aurora Foods Inc.                                                   122,108
-------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
     63,778           McLeodUSA Inc.                                                      155,620
     19,250           Pagemart Nationwide Inc.                                                192
     78,124           Song Networks Holdings ADR                                          128,905
-------------------------------------------------------------------------------------------------
                                                                                          284,717
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
        681           Crown Castle International Corp.                                      6,640
-------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $14,441)                                                   413,476
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


19 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001



 WARRANTS                                     SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
WARRANTS (h) -- 0.0%
Broadcasting -- 0.0%
       6,775      Australis Holdings, Expire 10/30/01 (e)                           $          0
      12,325      UIH Australia, Expire 5/15/06                                            3,081
------------------------------------------------------------------------------------------------
                                                                                           3,081
------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 0.0%
         965      Cable Satisfaction, Expire 3/1/05                                           10
------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
       1,865      Merrill Corp., Expire 5/1/09                                               187
------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
         220      Pliant Corp., Expire 6/1/10 (e)                                            467
------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
       2,095      Cybernet Internet Services International, Inc., Expire 7/1/09 (e)            3
       8,430      WAM!NET Inc., Expire 3/1/05                                                 84
------------------------------------------------------------------------------------------------
                                                                                              87
------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.0%
       8,500      SD Warren Co., Expire 12/15/06                                               0
------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
       1,780      GT Group Telecom Inc., Expire 2/1/10 (e)                                45,390
      42,090      Pagemart Inc., Expire 12/31/03                                             421
       7,800      RSL Communications Ltd., Expire 11/15/06                                   975
------------------------------------------------------------------------------------------------
                                                                                          46,786
------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
       1,185      Horizon PCS Inc., Expire 10/1/10 (e)                                    23,552
       5,000      Iridium World Communications, Expire 7/15/05 (e)                            50
------------------------------------------------------------------------------------------------
                                                                                          23,602
------------------------------------------------------------------------------------------------
                  TOTAL WARRANTS
                  (Cost -- $191,903)                                                      74,220
------------------------------------------------------------------------------------------------
                  TOTAL HIGH-YIELD SECTOR
                  (Cost -- $532,962,382)                                             488,706,602
------------------------------------------------------------------------------------------------

   FACE
  AMOUNT++                                    SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 26.9%
BONDS -- 26.9%
Austria -- 1.5%
  31,000,000/EUR/ Republic of Austria, 3.400% due 10/20/04                            26,338,309
------------------------------------------------------------------------------------------------
Belgium -- 0.0%
   1,350,000/EUR/ Flag Telecom Holdings Ltd., 11.625% due 3/30/10+                       602,435
------------------------------------------------------------------------------------------------
Canada -- 2.6%
  70,000,000      Canada Government, 5.000% due 9/1/04                                45,826,551
------------------------------------------------------------------------------------------------
Denmark -- 4.5%
 400,000,000      Kingdom of Denmark, 5.000% due 11/15/03+                            47,334,915


                      See Notes to Financial Statements.



20 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


    FACE
   AMOUNT++                                    SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Denmark -- 4.5% (continued)
                   NYKREDIT:
  161,024,983       6.000% due 10/1/19                                              $18,680,774
  117,490,647       7.000% due 10/1/29                                               13,903,525
-----------------------------------------------------------------------------------------------
                                                                                     79,919,214
-----------------------------------------------------------------------------------------------
Germany -- 2.4%
   25,000,000/EUR/ Bundesobligation, 5.000% due 8/19/05                              22,349,369
   20,000,000/EUR/ Bundesrepublic Deutschland, 5.250% due 1/4/11                     17,999,020
    2,305,000/EUR/ Messer Griesheim Holdings AG, Sr. Notes, 10.375% due 6/1/11 (e)+   2,028,074
-----------------------------------------------------------------------------------------------
                                                                                     42,376,463
-----------------------------------------------------------------------------------------------
Japan -- 0.5%
   10,000,000/EUR/ Japan Bank For International Cooperation, 4.625% due 7/23/03       8,783,666
-----------------------------------------------------------------------------------------------
Mexico -- 0.0%
    2,000,000      United Mexican States - Value Recovery Rights, Expire 6/30/03              0
-----------------------------------------------------------------------------------------------
Netherlands -- 0.0%
    1,345,000/EUR/ Versatel Telecom N.V., 4.000% due 3/30/05 (e)+                       258,912
-----------------------------------------------------------------------------------------------
New Zealand -- 1.5%
   65,000,000      New Zealand Government, 5.500% due 4/15/03                        26,468,835
-----------------------------------------------------------------------------------------------
Portugal -- 0.5%
   10,000,000/EUR/ Republic of Portugal, 6.000% due 2/16/04                           9,076,790
-----------------------------------------------------------------------------------------------
Supernational -- 4.9%
                   European Investment Bank:
   15,000,000/GBP/  6.000% due 5/7/03                                                21,558,518
   10,000,000/GBP/  7.000% due 12/8/03                                               14,701,821
                   International Bank of Reconstruction & Development:
   20,000,000/NZD/  7.250% due 1/16/02                                                8,266,342
   13,500,000/GBP/  7.000% due 6/7/02                                                19,501,753
    5,500,000/GBP/  6.500% due 1/7/03                                                 7,945,551
   10,000,000/GBP/ Nordic Investment Bank, 6.000% due 8/10/04                        14,405,838
-----------------------------------------------------------------------------------------------
                                                                                     86,379,823
-----------------------------------------------------------------------------------------------
Sweden -- 5.4%
    6,000,000/GBP/ Kingdom of Sweden, 7.500% due 12/30/02                             8,779,466
1,000,000,000      Swedish Government, 3.500% due 4/20/06+                           88,594,322
-----------------------------------------------------------------------------------------------
                                                                                     97,373,788
-----------------------------------------------------------------------------------------------
United Kingdom -- 0.7%
                   Colt Telecommunication Group PLC, Sr. Notes:
    3,735,000/EUR/  2.000% due 4/3/07+                                                1,801,549
      750,000/EUR/  2.000% due 4/3/07 (e)                                               362,121
    2,375,000      Diamond Holdings PLC, Company Guaranteed, 10.000% due 2/1/08+      2,340,420
    1,330,000/EUR/ Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10+                     884,448
                   Telewest Communications PLC:
    1,260,000       5.250% due 2/19/07 (e)                                            1,073,245
    2,650,000       Sr. Discount Notes, step bond to yield 17.321% due 4/15/09+       1,641,757
    5,000,000/EUR/ U.K. Treasury, 2.750% due 1/28/02                                  4,340,427
-----------------------------------------------------------------------------------------------
                                                                                     12,443,967
-----------------------------------------------------------------------------------------------
United States -- 2.4%
    20,000,00/GBP/ Fannie Mae, 6.875% due 6/7/02                                     28,858,108
    5,000,000/GBP/ KFW International Finance, 7.625% due 12/30/03                     7,447,339

                      See Notes to Financial Statements.


21 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                              July 31, 2001


   FACE
  AMOUNT++                                           SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------
United States -- 2.4% (continued)
   4,000,000/EUR/ Level 3 Communications, Inc., Sr. Notes, 11.250% due 3/15/10                    $    1,679,996
     180,000/EUR/ Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08                                     144,900
     990,000/EUR/ The Manitowoc Co. Inc., Sr. Sub. Notes, 10.375% due 5/15/11 (e)                        879,242
                  NTL Communications Corp.:
   2,905,000/GBP/  Series B, step bond to yield 15.499% due 4/15/09                                    1,246,153
     500,000/GBP/  Sr. Notes, 9.500% due 4/1/08                                                          342,046
   1,000,000/EUR/  Sr. Notes, Series B, 9.250% due 11/15/06                                              514,972
   1,520,000/EUR/ Sola International Inc., Sr. Notes, 11.000% due 3/15/08 (e)+                         1,336,647
----------------------------------------------------------------------------------------------------------------
                                                                                                      42,449,403
----------------------------------------------------------------------------------------------------------------
                  TOTAL BONDS
                  (Cost -- $517,778,745)                                                             478,298,156
----------------------------------------------------------------------------------------------------------------

    WARRANTS                                         SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
United Kingdom -- 0.0%
         250/EUR/ Jazztel PLC, Expire 7/15/10 (Cost -- $0)                                                     0
----------------------------------------------------------------------------------------------------------------
                  TOTAL INTERNATIONAL SECTOR
                  (Cost -- $517,778,745)                                                             478,298,156
----------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
$ 66,712,000      CIBC Oppenheimer Corp., 3.770% due 8/1/01; Proceeds at maturity -- $66,718,986;
                    (Fully collateralized by U.S. Treasury Bills, 0.000% due 12/27/01;
                    Market value -- $68,047,275) (Cost -- $66,712,000)                                66,712,000
----------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,852,345,461**)                                                      $1,777,891,253
----------------------------------------------------------------------------------------------------------------

(a) Security is segregated for TBAs and open forward foreign currency contracts.
(b) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c) Security is traded on a "to-be-announced" ("TBA") basis (See Note 9).
(d) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Bond is in default.
(g) Security is issued with attached warrants.
(h) Non-income producing security.
+   All or portion of this security is on loan (See Note 10).
++  Face amount represents local currency unless otherwise indicated.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  EUR -- Euro
  GBP -- British Pound
  NZD -- New Zealand Dollar

  See page 23 for definitions of bond ratings.

                      See Notes to Financial Statements.


22 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "C" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from "A" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.


23 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                              July 31, 2001


ASSETS:
     Investments, at value (Cost -- $1,852,345,461)                                  $1,777,891,253
     Foreign currency, at value (Cost -- $3,517,518)                                      3,509,170
     Cash                                                                                   583,465
     Collateral for securities on loan (Note 10)                                        180,599,839
     Receivable for Fund shares sold                                                      1,823,313
     Receivable for securities sold                                                         450,222
     Receivable for open forward foreign currency contracts (Note 6)                         42,116
     Dividends and interest receivable                                                   27,367,047
----------------------------------------------------------------------------------------------------
     Total Assets                                                                     1,992,266,425
----------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 10)                                           180,599,839
     Payable for securities purchased                                                    69,562,533
     Payable for open forward foreign currency contracts (Note 6)                         9,061,476
     Payable for Fund shares purchased                                                    1,502,181
     Investment advisory fee payable                                                        679,573
     Distribution fees payable                                                              550,039
     Administration fee payable                                                             302,032
     Accrued expenses                                                                       581,693
----------------------------------------------------------------------------------------------------
     Total Liabilities                                                                  262,839,366
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $1,729,427,059
---- -----------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of shares of beneficial interest                                      $      256,024
     Capital paid in excess of par value                                              2,093,405,762
     Undistributed net investment income                                                  5,232,486
     Accumulated net realized loss from security transactions and foreign currencies   (285,844,907)
     Net unrealized depreciation of investments and foreign currencies                  (83,622,306)
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $1,729,427,059
----------------------------------------------------------------------------------------------------
Shares Outstanding:
     Class A                                                                             90,809,930
     -----------------------------------------------------------------------------------------------
     Class B                                                                            116,799,611
     -----------------------------------------------------------------------------------------------
     Class L                                                                             22,692,926
     -----------------------------------------------------------------------------------------------
     Class Y                                                                             21,668,530
     -----------------------------------------------------------------------------------------------
     Class Z                                                                              4,052,929
     -----------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                           $6.74
     -----------------------------------------------------------------------------------------------
     Class B *                                                                                $6.77
     -----------------------------------------------------------------------------------------------
     Class L **                                                                               $6.76
     -----------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                           $6.74
     -----------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                           $6.75
     -----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)                        $7.06
     -----------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                        $6.83
----------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


24 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                       For the Year Ended July 31, 2001


INVESTMENT INCOME:
   Interest                                                     $ 147,545,378
   Dividends                                                          256,691
------------------------------------------------------------------------------
   Total Investment Income                                        147,802,069
------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                       9,623,792
   Investment advisory fee (Note 2)                                 8,346,240
   Administration fee (Note 2)                                      3,709,440
   Shareholder and system servicing fees                            1,224,580
   Shareholder communications                                         114,124
   Custody                                                             44,369
   Pricing fees                                                        22,807
   Trustees' fees                                                      20,853
   Audit and legal                                                     15,380
   Other                                                              628,123
------------------------------------------------------------------------------
   Total Expenses                                                  23,749,708
------------------------------------------------------------------------------
Net Investment Income                                             124,052,361
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)     (126,714,377)
     Foreign currency transactions                                 30,471,199
------------------------------------------------------------------------------
   Net Realized Loss                                              (96,243,178)
------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions                                          6,697,679
     Foreign currency transactions                                 (6,665,451)
------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             32,228
------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                    (96,210,950)
------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $  27,841,411
------------------------------------------------------------------------------



                      See Notes to Financial Statements.


25 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets               For the Years Ended July 31,


                                                                        2001             2000
-----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $   124,052,361  $   154,218,615
   Net realized loss                                                   (96,243,178)     (78,032,126)
   Increase in net unrealized appreciation (depreciation)                   32,228       (9,486,795)
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               27,841,411       66,699,694
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (146,769,595)    (153,408,367)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (146,769,595)    (153,408,367)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
   Net proceeds from sales                                             941,241,941    1,579,903,084
   Net asset value of shares issued for reinvestment of dividends       74,376,543       78,341,841
   Cost of shares reacquired                                        (1,180,286,915)  (2,248,303,565)
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                (164,668,431)    (590,058,640)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (283,596,615)    (676,767,313)
NET ASSETS:
   Beginning of year                                                 2,013,023,674    2,689,790,987
----------------------------------------------------------------------------------------------------
   End of year*                                                    $ 1,729,427,059  $ 2,013,023,674
----------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                      $5,232,486      $24,206,300
----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


26 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM, an


27 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders
investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SBFM pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2001, the Fund paid transfer agent fees of $1,099,398 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charge of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of approximately $693,000 and $365,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB for the year ended July 31, 2001 were approximately:

                                                       Class A  Class B   Class L
----------------------------------------------------------------------------------
CDSCs                                                  $21,000 $1,205,000 $31,000
----------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                                              Class A    Class B    Class L
------------------------------------------------------------------------------
Distribution Plan Fees                       $1,428,959 $7,124,671 $1,070,162
------------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                       $2,182,678,317
-------------------------------------------------------------------------------
Sales                                                            2,089,237,996
-------------------------------------------------------------------------------

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                    $  26,827,639
Gross unrealized depreciation                                     (101,281,847)
--------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (74,454,208)
--------------------------------------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to


28 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders
the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 2001, the Fund did not hold any futures contracts.

5. Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Forward Foreign Currency Contracts

At July 31, 2001, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                 Local        Market    Settlement Unrealized
Foreign Currency                                                Currency      Value        Date    Gain (Loss)
----------------------------------------------------------------------------------------------------------------
To Sell:
British Pound                                                   88,660,000 $126,283,315   8/14/01  $(1,583,025)
British Pound                                                    2,639,335    3,739,501  12/19/01      (75,048)
Canadian Dollar                                                 70,900,000   46,378,538   8/14/01       30,337
Canadian Dollar                                                  1,370,688      895,188   12/5/01        1,418
Danish Krone                                                   790,500,000   92,803,729   8/14/01   (2,295,371)
Euro                                                               145,056      110,784    8/3/01         (258)
Euro                                                           102,759,009   89,884,990   8/14/01   (2,284,990)
Euro                                                             8,440,812    7,365,549  12/12/01     (115,127)
New Zealand Dollar                                              86,370,000   35,485,059   8/14/01     (505,209)
Swedish Krona                                                  941,300,000   88,554,741   8/14/01   (2,196,943)
---------------------------------------------------------------------------------------------------------------
                                                                                                    (9,024,216)
---------------------------------------------------------------------------------------------------------------
To Buy:
Canadian Dollar                                                  1,370,688      895,188   12/5/01       (5,218)
Euro                                                               408,375      356,353  12/12/01        8,989
Euro                                                               101,500       88,570  12/12/01          188
Euro                                                               332,500      290,143  12/12/01        1,184
Euro                                                               131,250      114,530  12/12/01         (287)
----------------------------------------------------------------------------------------------------------------
                                                                                                         4,856
---------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts                                     $(9,019,360)
---------------------------------------------------------------------------------------------------------------



29 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended July 31, 2001, the Fund did not enter into any reverse repurchase agreements.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2001, the Fund held one TBA security with a total cost of $69,401,620.

10.Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


30 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

At July 31, 2001, the Fund had securities on loan having a value of $175,076,765. The cash collateral received for the securities on loan was invested as follows:

Security Description                                                Value
------------------------------------------------------------------------------
Commercial Paper:
 Aquinas Funding LLC, 3.93% due 8/1/01                           $  8,192,510
 Dakota CP Notes, 3.92% due 8/1/01                                  8,192,513
 Four Winds Funding, 3.92% due 8/1/01                               8,192,513
 Sheffield Receivable Corp., 3.92% due 8/1/01                       8,192,513
 Windmill Funding, 3.93% due 8/1/01                                 8,192,511
Repurchase Agreements:
 Bear, Stearns & Co. Inc., 3.89% due 8/1/01                        22,941,534
 CS First Boston Corp., 3.90% due 8/1/01                           34,412,301
 Morgan Stanley Dean Witter & Co., 3.90% due 8/1/01                34,412,301
 UBS Warburg LLC, 3.90% due 8/1/01                                 30,173,389
Money Market Funds:
 Dreyfus Cash Management Plus, 3.83% due 8/1/01                     8,848,877
 Janus Institutional Money Market Fund, 3.91% due 8/1/01            8,848,877
-----------------------------------------------------------------------------
Total                                                            $180,599,839
-----------------------------------------------------------------------------

Interest income earned by the Fund from securities loaned for the year ended July 31, 2001 was $339,771.

11.Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, approximately $203,854,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                               2008        2009
----------------------------------------------------
Capital Loss Carryforwards $104,877,000 $98,977,000
---------------------------------------------------

12.Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A       Class B        Class L      Class Y      Class Z
-----------------------------------------------------------------------------------------
Total Paid-in Capital $686,924,616 $1,027,507,243  $177,796,337 $169,726,180 $31,707,410
----------------------------------------------------------------------------------------


31 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                      Year Ended                   Year Ended
                                     July 31, 2001               July 31, 2000
                              --------------------------  ---------------------------
                                Shares        Amount         Shares        Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                    34,373,550  $ 240,664,830   101,513,330  $ 740,848,671
Shares issued on reinvestment   3,720,216     25,814,391     2,656,440     19,334,944
Shares reacquired             (21,749,284)  (152,444,020)  (91,974,710)  (671,356,621)
--------------------------------------------------------------------------------------
Net Increase                   16,344,482  $ 114,035,201    12,195,060  $  88,826,994
--------------------------------------------------------------------------------------
Class B
Shares sold                    10,867,751  $  76,189,623    10,697,959  $  78,680,561
Shares issued on reinvestment   5,543,451     38,694,275     6,822,479     49,923,241
Shares reacquired             (58,724,425)  (412,966,223) (105,504,666)  (773,729,343)
--------------------------------------------------------------------------------------
Net Decrease                  (42,313,223) $(298,082,325)  (87,984,228) $(645,125,541)
---------------------------------------------------------------------------------------
Class L
Shares sold                    86,142,119  $ 612,028,554   101,951,580  $ 745,134,537
Shares issued on reinvestment   1,101,887      7,667,871       969,035      7,076,033
Shares reacquired             (84,807,636)  (602,336,934) (107,242,862)  (783,640,334)
--------------------------------------------------------------------------------------
Net Increase (Decrease)         2,436,370  $  17,359,491    (4,322,247) $ (31,429,764)
--------------------------------------------------------------------------------------
Class Y
Shares sold                       741,294  $   5,210,758     1,701,444  $  12,495,260
Shares issued on reinvestment          --             --         2,982         21,719
Shares reacquired                (960,725)    (6,737,821)   (1,610,810)   (11,680,392)
--------------------------------------------------------------------------------------
Net Increase (Decrease)          (219,431) $  (1,527,063)       93,616  $     836,587
--------------------------------------------------------------------------------------
Class Z
Shares sold                     1,023,717  $   7,148,176       375,081  $   2,744,055
Shares issued on reinvestment     316,536      2,200,006       272,226      1,985,904
Shares reacquired                (831,863)    (5,801,917)   (1,079,087)    (7,896,875)
--------------------------------------------------------------------------------------
Net Increase (Decrease)           508,390  $   3,546,265      (431,780) $  (3,166,916)
--------------------------------------------------------------------------------------


32 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                            2001/(1)/      2000/(1)/            1999/(1)/     1998/(1)/     1997
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 7.19           $ 7.46        $ 7.96        $ 8.01        $ 7.82
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.49             0.51          0.50          0.53          0.62
 Net realized and unrealized gain (loss)      (0.37)           (0.27)        (0.46)         0.05          0.24
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.12             0.24          0.04          0.58          0.86
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.57)           (0.51)        (0.49)        (0.58)        (0.67)
 Net realized gains                              --               --         (0.01)        (0.05)           --
 Capital                                         --               --         (0.04)           --            --
---------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.57)           (0.51)        (0.54)        (0.63)        (0.67)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 6.74           $ 7.19        $ 7.46        $ 7.96        $ 8.01
---------------------------------------------------------------------------------------------------------------
Total Return                                   1.79%            3.35%         0.41%         7.47%        11.36%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $612,268         $535,525      $464,652      $397,127      $267,272
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                         7.01%            6.93%         6.38%         6.51%         7.75%
 Interest expense                                --               --            --          0.06          0.06
 Other expenses                                1.00             1.03          1.02          1.01          1.03
 Total expenses                                1.00             1.03          1.02          1.07          1.09
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        117 %             110%          150%          128%           85%
---------------------------------------------------------------------------------------------------------------

Class B Shares                                 2001/(1)/        2000/(1)/     1999/(1)/     1998/(1)/     1997
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 7.22           $ 7.48        $ 7.98        $ 8.03        $ 7.83
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.45             0.47          0.46          0.49          0.59
 Net realized and unrealized gain (loss)      (0.36)           (0.26)        (0.46)         0.05          0.23
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.09             0.21          0.00          0.54          0.82
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.54)           (0.47)        (0.46)        (0.54)        (0.62)
 Net realized gains                              --               --         (0.01)        (0.05)           --
 Capital                                         --               --         (0.03)           --            --
---------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.54)           (0.47)        (0.50)        (0.59)        (0.62)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 6.77           $ 7.22        $ 7.48        $ 7.98        $ 8.03
---------------------------------------------------------------------------------------------------------------
Total Return                                   1.27%            2.98%        (0.06)%        6.93%        10.89%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $790,351           $1,148        $1,849        $2,280        $2,440
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                         6.46%            6.46%         5.88%         6.12%         7.34%
 Interest expense                                --               --            --          0.06          0.06
 Other expenses                                1.53             1.50          1.49          1.50          1.51
 Total expenses                                1.53             1.50          1.49          1.56          1.57
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         117%             110%          150%          128%           85%
---------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


33 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                           2001/(1)/        2000/(1)/     1999/(1)/     1998/(1)(2)/    1997
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 7.21      $ 7.48        $ 7.97        $ 8.01          $ 7.81
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.47        0.48          0.47          0.49            0.58
 Net realized and unrealized gain (loss)     (0.38)      (0.28)        (0.46)         0.06            0.24
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.09        0.20          0.01          0.55            0.82
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.54)      (0.47)        (0.46)        (0.54)          (0.62)
 Net realized gains                             --          --         (0.01)        (0.05)             --
 Capital                                        --          --         (0.03)           --              --
-----------------------------------------------------------------------------------------------------------
Total Distributions                          (0.54)      (0.47)        (0.50)        (0.59)          (0.62)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 6.76      $ 7.21        $ 7.48        $ 7.97          $ 8.01
-----------------------------------------------------------------------------------------------------------
Total Return                                  1.27%       2.84%         0.08%         7.08%          10.92%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $153,302    $146,086      $183,740      $135,485         $83,543
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        6.57%       6.50%         6.01%         6.09%           7.19%
 Interest expense                               --          --            --          0.06            0.06
 Other expenses                               1.49        1.46          1.45          1.45            1.46
 Total expenses                               1.49        1.46          1.45          1.51            1.52
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        117%        110%          150%          128%             85%
-----------------------------------------------------------------------------------------------------------

Class Y Shares                           2001/(1)/    2000/(1)/     1999/(1)/     1998/(1)/           1997
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 7.20      $ 7.46        $ 7.96        $ 8.00          $ 7.82
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.51        0.53          0.53          0.55            0.64
 Net realized and unrealized gain (loss)     (0.37)      (0.26)        (0.47)         0.06            0.24
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.14        0.27          0.06          0.61            0.88
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.60)      (0.53)        (0.51)        (0.60)          (0.70)
 Net realized gains                             --          --         (0.01)        (0.05)             --
 Capital                                        --          --         (0.04)           --              --
-----------------------------------------------------------------------------------------------------------
Total Distributions                          (0.60)      (0.53)        (0.56)        (0.65)          (0.70)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 6.74      $ 7.20        $ 7.46        $ 7.96          $ 8.00
-----------------------------------------------------------------------------------------------------------
Total Return                                  2.00%       3.83%         0.72%         7.96%          11.64%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $146,140    $157,526      $162,674      $124,559         $80,479
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        7.30%       7.28%         6.76%         6.88%           7.84%
 Interest expense                               --          --            --          0.06            0.06
 Other expenses                               0.70        0.69          0.67          0.66            0.70
 Total expenses                               0.70        0.69          0.67          0.72            0.76
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        117%        110%          150%          128%             85%
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


34 Smith Barney Diversified Strategic Income Fund  | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Z Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/     1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $   7.21  $   7.47  $   7.96  $   8.01  $   7.82
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.51      0.53      0.53      0.55      0.65
 Net realized and unrealized gain (loss)    (0.37)    (0.26)    (0.46)     0.05      0.23
------------------------------------------------------------------------------------------
Total Income From Operations                 0.14      0.27      0.07      0.60      0.88
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.60)    (0.53)    (0.51)    (0.60)    (0.69)
 Net realized gains                            --        --     (0.01)    (0.05)       --
 Capital                                       --        --     (0.04)       --        --
------------------------------------------------------------------------------------------
Total Distributions                         (0.60)    (0.53)    (0.56)    (0.65)    (0.69)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $   6.75  $   7.21  $   7.47  $   7.96  $   8.01
------------------------------------------------------------------------------------------
Total Return                                 2.00%     3.83%     0.84%     7.78%    11.69%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $27,366   $25,538   $29,710   $21,670   $20,397
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       7.31%     7.28%     6.80%     6.85%     8.08%
 Interest expense                              --        --        --      0.06      0.06
 Other expenses                              0.70      0.69      0.67      0.74      0.69
 Total expenses                              0.70      0.69      0.67      0.80      0.75
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       117%      110%      150%      128%       85%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2001:

A total of 2.50% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


35 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


To the Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds, as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP

New York, New York
September 10, 2001


36 Smith Barney Diversified Strategic Income Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                       DIVERSIFIED STRATEGIC INCOME FUND


TRUSTEES                    INVESTMENT ADVISER
Lee Abraham                 Smith Barney Fund
Allan J. Bloostein            Management LLC
Jane F. Dasher
Donald Foley                DISTRIBUTORS
Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
Paul Hardin                 PFS Distributors, Inc.
Heath B. McLendon, Chairman
Roderick C. Rasmussen       CUSTODIAN
John P. Toolan              The Chase Manhattan Bank

OFFICERS                    TRANSFER AGENT
Heath B. McLendon           Citi Fiduciary Trust Company
President and               125 Broad Street, 11th Floor
Chief Executive Officer     New York, New York 10004

Lewis E. Daidone            SUB-TRANSFER AGENT
Senior Vice President and   PFPC Global Fund Services
Treasurer                   P.O. Box 9699
                            Providence, Rhode Island
John C. Bianchi, CFA        02940-9699
Vice President and
Investment Officer

James E. Conroy
Vice President and
Investment Officer

Simon Hildreth
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

   Smith Barney Diversified Strategic Income Fund





 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY DIVERSIFIED
 STRATEGIC INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


        SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01184 9/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                 BALANCED FUND

--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2001

                        [LOGO] Smith Barney Mutual Funds
                Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]
                        [PHOTO]       [PHOTO]

     JOHN C. BIANCHI, JAMES E. CONROY,  CHARLES P. GRAVES III,
     PORTFOLIO MANAGERPORTFOLIO MANAGER
                                        PORTFOLIO MANAGER


   [GRAPHIC]
         Classic Series

 Annual Report . July 31, 2001

 SMITH BARNEY
 BALANCED FUND


      JOHN C. BIANCHI, CFA
      John C. Bianchi, CFA, has more than 24 years of securities business experience.

      JAMES E. CONROY
      James E. Conroy has more than 26 years of securities business experience.

      CHARLES P. GRAVES III, CFA
      Charles P. Graves III, CFA, has more than 16 years of securities business experience.

      OBJECTIVE
      The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment grade securities.

      FUND INCEPTION
            -----------------
      March 28, 1988

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      24 Years (John C. Bianchi)
      26 Years (James E. Conroy)
      16 Years (Charles P. Graves III)

                 Class A  Class B  Class L  Class O
----------------------------------------------------
NASDAQ           SUTAX    SLSUX    SBBFL    SBBOX
----------------------------------------------------
INCEPTION        11/6/92  3/28/88  6/15/98  2/4/93
----------------------------------------------------




Average Annual Total Returns as of July 31, 2001

                     Without Sales Charges/(1)/
                 Class A  Class B  Class L  Class O
----------------------------------------------------
One-Year         (10.73)% (11.28)% (11.44)% (11.19)%
----------------------------------------------------
Five-Year          8.36     7.82      N/A     7.88
----------------------------------------------------
Ten-Year            N/A     8.16      N/A      N/A
----------------------------------------------------
Since Inception+   8.06     8.97     1.86     6.82
----------------------------------------------------

                     With Sales Charges/(2)/
                 Class A  Class B  Class L  Class O
----------------------------------------------------
One-Year         (15.19)% (15.57)% (13.18)% (12.05)%
----------------------------------------------------
Five-Year          7.26     7.69      N/A     7.88
----------------------------------------------------
Ten-Year            N/A     8.16      N/A      N/A
----------------------------------------------------
Since Inception+   7.42     8.97     1.54     6.82
----------------------------------------------------


/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (''CDSC'') with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, March
  28, 1988, June 15, 1998 and February 4, 1993, respectively.



What's Inside
Letter to Our Shareholders....................................................1
Historical Performance .......................................................5
Fund at a Glance..............................................................8
Schedule of Investments.......................................................9
Statement of Assets and Liabilities..........................................27
Statement of Operations......................................................28
Statements of Changes in Net Assets..........................................29
Notes to Financial Statements................................................30
Financial Highlights.........................................................35
Independent Auditors' Report ................................................39
Tax Information..............................................................40

[LOGO] Smith Barney Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Balanced Fund ("Fund"), for the year ended July 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update
For the year ended July 31, 2001, the Fund's Class A shares reported a negative total return of 10.73% without the effects of sales charges. In comparison, the Lehman Brothers Government/Corporate Bond Index ("Lehman Index")/1/ and Standard & Poor's 500 Index ("S&P 500")/2/ returned 12.71% and negative 14.32% respectively, for the same period.

Investment Strategy
The Fund seeks current income and long-term capital appreciation. The Fund invests in both equity and debt securities. In addition, the Fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed-income securities. These percentages, however, may vary based on the managers' outlook.

Stock Market and Portfolio Update
The period was a difficult one for the equity markets. Stocks continue to post negative returns as investor concerns over slowing economic growth and deteriorating earnings overwhelmed some recent, potentially positive economic news. The Fund's under performance can be attributed to the equity segment of the portfolio, which we estimated is down just over 17% for the period. Essentially, the areas that helped the Fund's positive performance relative to the S&P 500 last year are hurting this year. Fortunately, the Fund remained underweight in the technology and telecommunication sectors. However, individual stock holdings in Cisco Systems, Sun Microsystems and EMC Corp. were notably weak. Several retail holdings including Lowe's, Home Depot and Costco all posted positive returns during the period. Financial services holdings which include Freddie Mac, J.P. Morgan Chase and Bank of America demonstrated strong performance as well.

We believe that the economy is in the midst of a traditional economic cycle. Generally, a recovery in economic growth starts with an improvement in consumer demand, which eventually leads to a pick up in corporate capital spending to support the improved demand. While economic news continues to be mixed, we believe that the combination of lower interest rates, slowly declining energy prices and tax rebates may help stimulate the economy. Currently, sales of both new and existing homes remain strong, benefiting from lower mortgage rates. Consumer confidence is starting to improve after dropping to its lowest levels in four years. Reflecting this improved confidence, retail sales have bounced off their April lows.

--------
1 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


      1 Smith Barney Balanced Fund  | 2001 Annual Report to Shareholders

In the manufacturing sector, durable goods orders rose across the board in May and the National Association of Purchasing Manager Index, a good proxy for manufacturers sentiment, hit its highest level since last November. Unemployment has continued to deteriorate at a slower pace and exhibited recent signs of stabilization. Finally, the Index of Leading Economic Indicators started to turn more positive. Looking forward, we believe that as the economy starts to improve corporate profits will rebound. In addition, we are optimistic that the rebound may be stronger than the consensus currently predicts, as cost cutting measures by companies are expected to boost earnings leverage on improving sales.

Looking to the second half of the year, we expect improved performance from the following three main segments of the portfolio. (Of course, there is no guarantee that these expectations will be met.)

    . Technology: We anticipate our holdings in Intel Corp. will benefit from an increase in corporate PC upgrades which is expected to occur with the introduction of Windows XP. Cisco Systems Inc., another Fund's holding, is reported to be taking back market share from its rival Juniper in the high-end router space. In addition, the company recently made two small acquisitions, which we believe that they are feeling more comfortable about their financial position. Oracle has done a wonderful job controlling expenses in a very difficult market environment. We believe spending on technology products will increase toward the end of this year and into next and that this increase will contribute to Oracle's earnings growth.
    . Healthcare: Despite the current negative news with regard to drug companies, i.e., increasing competition and a slowdown in approvals at the Federal Drug Administration ("FDA"), we believe that drug companies' stock valuations will become the main focus toward the end of the year. We feel Pfizer, in particular, looks attractive as the company's earnings growth continues to be very strong.
    . Energy: The local currency in Brazil and Argentina is currently falling in value. Historically, AES Corp. has experienced difficulties whenever these currency problems arise. In addition, power shortages in Brazil and California have negatively affected AES Corp. We believe that, at some point, the energy crisis will subside and earnings will recover. Additionally we expect the power crisis in California will be resolved by the end of the year, which we believe will lift the cloud currently hanging over this stock.

Our outlook for the stock market from this point forward is positive. In addition to an improving economic environment, stocks relative to bonds still look attractively priced and investors' cash levels remain high by historical standards. We believe these points, combined with falling money market fund returns, suggests that there is a great deal of equity purchasing power potentially available to support stock prices.

Fixed Income
At the end of the period, approximately 25% of the Fund's assets are allocated to high-grade corporate bonds and U.S. Treasury bonds and 15% of the assets are allocated to high-yield bonds.

--------
3 Inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.
4 A basis point is 0.01% or one one-hundredth of a percent.
5 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


      2 Smith Barney Balanced Fund  | 2001 Annual Report to Shareholders

The high-grade corporate and U.S. Treasury segments of the bond market staged an extraordinary rally as the U.S. Federal Reserve Board ("Fed") began lowering rates in January 2001. Yields dropped across the entire U.S. Treasury maturity curve. The five-year note was the star performer in the U.S. Treasury market for the period, up a little over 12%. The U.S. Treasury yield curve, after being inverted/3/ for the first six months of the year, turned positive 172 basis points/4/ the end of the period. Buoyed by the prospects of cheaper credit and stronger balance sheets, high-grade corporate bond yield spreads/5/ contracted versus U.S. Treasury notes and were the best performing asset class for the period.

The high-grade sector of the portfolio posted a total return of 13.41% over the past 12 months. Our strategy in the high-grade bond portion of the Fund has been two-fold. First, we overweighted corporate bonds versus U.S. Treasury notes and agencies that hold a duration of five years or less while maintaining a neutral weighting versus the rest of the curve. Second, we focused on higher quality bonds that were generally rated A or better. This strategy has proved very successful during the course of the year as corporate bonds outperformed U.S. Treasury and agency securities and higher quality bonds performed better than lower quality bonds during the period. The current portfolio allocation for the high-grade portion of the Fund is 25% in U.S. Treasury/Agency securities and 75% corporate bonds. We don't anticipate any wholesale changes to the structure of this segment of the portfolio at this time.

Unlike the high-grade corporate and U.S. Treasury sectors of the bond market, the high-yield sector continued to experience increased volatility in light of disappointing economic growth and corporate profits. The period was marked by deteriorating corporate profits and rising default rates. Overall performance in the high-yield market has been anemic with total returns marginally positive. High-yield bond prices are actually down 5-10% on average from the end of last year with the greatest declines among bonds in the telecommunications and technology sectors. Both sectors continue to experience a dramatic reversal from the excessive growth over the past three years.

Given the Fund's historical overweight in these sectors, it has been more negatively affected than benchmarks by the decline in these sectors. We believe that the financial markets have excessively discounted most of the negative events surrounding the telecommunications and technology sectors. We feel that a bottoming process is now underway and will probably take another six months before a more sustainable recovery can occur. Looking forward, we believe that the Fund will disproportionately participate in the upside improvement in price in the high-yield market as a recovery takes place. (Of course, there is no guarantee that these expectations will be met.)

Concerning the outlook for the high-yield market, we believe the high-yield market is finally bottoming after several false starts and will gradually recover over the next two to three years. The most depressed sectors such as telecommunications and technology could take longer given the specific problems affecting those sectors. However, we still expect to see improvement there as well considering how oversold those sectors have become. The Fund remains focused on generating upside price performance after three difficult years and we will continue to position the Fund in bonds that we feel have the most upside price potential. These tend to be the deeper discount issues of the better quality companies. Despite the near term difficulties and challenges, we remain confident that we can generate improving performance over time given our current position.



      3 Smith Barney Balanced Fund  | 2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Balanced Fund.

Sincerely,

/s/ Heath B. McLendon                   /s/ John C. Bianchi
Heath B. McLendon                       John C. Bianchi, CFA
Chairman                                Vice President

/s/ James E. Conroy                     /s/ Charles P. Graves III, CFA
James E. Conroy                         Charles P. Graves III, CFA
Vice President                          Vice President

August 29, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 24 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


     4    Smith Barney Balanced Fund  | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)/
----------------------------------------------------------------------------------------
7/31/01                $14.83   $12.74    $0.48       $0.05       $0.00      (10.73)%
----------------------------------------------------------------------------------------
7/31/00                 13.86    14.83     0.40        0.08        0.00       10.62
----------------------------------------------------------------------------------------
7/31/99                 16.52    13.86     0.37        3.66        0.00       12.27
----------------------------------------------------------------------------------------
7/31/98                 15.53    16.52     0.68        0.83        0.00       16.70
----------------------------------------------------------------------------------------
7/31/97                 14.51    15.53     0.82        0.32        0.00       15.48
----------------------------------------------------------------------------------------
7/31/96                 14.03    14.51     0.82        0.00        0.00        9.21
----------------------------------------------------------------------------------------
7/31/95                 13.28    14.03     0.82        0.08        0.02       13.24
----------------------------------------------------------------------------------------
7/31/94                 15.97    13.28     0.83        0.50        0.00       (8.99)
----------------------------------------------------------------------------------------
Inception* -- 7/31/93   14.36    15.97     0.64        0.13        0.00       17.01+
----------------------------------------------------------------------------------------
 Total                                    $5.86       $5.65       $0.02
----------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

              Net Asset Value
             -----------------
             Beginning   End    Income   Capital Gain    Return      Total
  Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)/
  -----------------------------------------------------------------------------
  7/31/01     $14.78   $12.68    $0.41       $0.05       $0.00      (11.28)%
  -----------------------------------------------------------------------------
  7/31/00      13.82    14.78     0.34        0.08        0.00       10.09
  -----------------------------------------------------------------------------
  7/31/99      16.49    13.82     0.32        3.66        0.00       11.78
  -----------------------------------------------------------------------------
  7/31/98      15.52    16.49     0.62        0.83        0.00       16.17
  -----------------------------------------------------------------------------
  7/31/97      14.51    15.52     0.75        0.32        0.00       14.88
  -----------------------------------------------------------------------------
  7/31/96      14.02    14.51     0.75        0.00        0.00        8.78
  -----------------------------------------------------------------------------
  7/31/95      13.28    14.02     0.76        0.08        0.02       12.62
  -----------------------------------------------------------------------------
  7/31/94      15.97    13.28     0.75        0.50        0.00       (9.52)
  -----------------------------------------------------------------------------
  7/31/93      14.83    15.97     0.80        0.15        0.00       14.69
  -----------------------------------------------------------------------------
  7/31/92++    13.95    14.83     0.35        0.00        0.01        8.98+
  -----------------------------------------------------------------------------
  2/28/92      13.21    13.95     0.84        0.15        0.03       13.63
  -----------------------------------------------------------------------------
   Total                         $6.69       $5.82       $0.06
  -----------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)/
----------------------------------------------------------------------------------------
7/31/01                $14.79   $12.70    $0.38       $0.05       $0.00      (11.44)%
----------------------------------------------------------------------------------------
7/31/00                 13.83    14.79     0.31        0.08        0.00        9.87
----------------------------------------------------------------------------------------
7/31/99                 16.52    13.83     0.29        3.66        0.00       11.43
----------------------------------------------------------------------------------------
Inception* -- 7/31/98   17.14    16.52     0.00        0.23        0.00       (2.28)+
----------------------------------------------------------------------------------------
 Total                                    $0.98       $4.02       $0.00
----------------------------------------------------------------------------------------


       5 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class O Shares



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns/(1)/
----------------------------------------------------------------------------------------
7/31/01                $14.79   $12.69    $0.42       $0.05       $0.00      (11.19)%
----------------------------------------------------------------------------------------
7/31/00                 13.83    14.79     0.34        0.08        0.00       10.13
----------------------------------------------------------------------------------------
7/31/99                 16.50    13.83     0.32        3.66        0.00       11.79
----------------------------------------------------------------------------------------
7/31/98                 15.53    16.50     0.63        0.83        0.00       16.19
----------------------------------------------------------------------------------------
7/31/97                 14.51    15.53     0.75        0.32        0.00       15.01
----------------------------------------------------------------------------------------
7/31/96                 14.02    14.51     0.75        0.00        0.00        8.80
----------------------------------------------------------------------------------------
7/31/95                 13.28    14.02     0.76        0.08        0.02       12.62
----------------------------------------------------------------------------------------
7/31/94                 15.97    13.28     0.75        0.50        0.00       (9.52)
----------------------------------------------------------------------------------------
Inception* -- 7/31/93   15.17    15.97     0.39        0.02        0.00        8.08+
----------------------------------------------------------------------------------------
 Total                                    $5.11       $5.54       $0.02
----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                                                  Without Sales Charges/(1)/
                                   -----------------------------------------------------
                                   Class A       Class B        Class L      Class O
----------------------------------------------------------------------------------------
Year Ended 7/31/01                 (10.73)%      (11.28)%      (11.44)%      (11.19)%
----------------------------------------------------------------------------------------
Five Years Ended 7/31/01             8.36          7.82           N/A          7.88
----------------------------------------------------------------------------------------
Ten Years Ended 7/31/01               N/A          8.16           N/A           N/A
----------------------------------------------------------------------------------------
Inception* through 7/31/01           8.06          8.97          1.86          6.82
----------------------------------------------------------------------------------------

                                                     With Sales Charges/(2)/
                                   -----------------------------------------------------
                                   Class A       Class B        Class L      Class O
----------------------------------------------------------------------------------------
Year Ended 7/31/01                 (15.19)%      (15.57)%      (13.18)%      (12.05)%
----------------------------------------------------------------------------------------
Five Years Ended 7/31/01             7.26          7.69           N/A          7.88
----------------------------------------------------------------------------------------
Ten Years Ended 7/31/01               N/A          8.16           N/A           N/A
----------------------------------------------------------------------------------------
Inception* through 7/31/01           7.42          8.97          1.54          6.82
----------------------------------------------------------------------------------------



       6 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Cumulative Total Returns



                                             Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (Inception* through 7/31/01)           96.70%
        ----------------------------------------------------------------
        Class B (7/31/91 through 7/31/01)             119.17
        ----------------------------------------------------------------
        Class L (Inception* through 7/31/01)            5.94
        ----------------------------------------------------------------
        Class O (Inception* through 7/31/01)           75.04
        ----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.


       7 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Smith Barney Balanced Fund at a Glance (unaudited)




Growth of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. Standard & Poor's 500 Index and Lehman Brothers Government/Corporate Bond Index+


--------------------------------------------------------------------------------
                            July 1991 -- July 2001

                                          [CHART]

                   Smith Barney      Lehman Brothers
                  Balanced Fund-   Government/Corporate    Standard & Poor
                  Class B Shares       Bond Index            500 Index
      Jul 1991        10,000             10,000                 10,000
      Jul 1992        11,835             11,563                 11,277
      Jul 1993        13,573             12,839                 12,260
      Jul 1994        12,280             12,822                 12,891
      Jul 1995        13,829             14,121                 16,251
      Jul 1996        15,043             14,870                 18,941
      Jul 1997        17,282             16,474                 28,812
      Jul 1998        20,076             17,804                 34,373
      Jul 1999        22,441             18,218                 41,314
      Jul 2000        24,705             19,258                 45,016
      Jul 2001        21,917             23,447                 37,034


+Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1991, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government /Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the indices include reinvestment of dividends. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


                           Top Five Equity Holdings*


 1. Merck & Co., Inc....... 2.1%

 2. General Electric Co.... 1.9

 3. Tyco International Ltd. 1.9

 4. Freddie Mac............ 1.8

 5. Johnson & Johnson...... 1.7

                            Top Five Bond Holdings*


 1. United Parcel Service Inc. 0.7%

 2. Johnson & Johnson......... 0.6

 3. Chevron Corp.............. 0.6

 4. Unilever Capital Corp..... 0.6

 5. General Electric Co....... 0.6

                             Investment Breakdown*


                                                     [CHART]


                 Collateralized Mortgage Obligation       0.2%
                 U.S. Government and Agency Obligations   6.7%
                 Repurchase Agreement                     0.7%
                 Common and Preferred Stock              59.4%
                 Convertible Corporate Bonds and Notes    0.4%
                 Corporate Bonds and Notes               32.6%

* As a percentage of total investments. These holdings are as of July 31, 2001 and are subject to change.

      8 Smith Barney Balanced Fund  | 2001 Annual Report to Shareholders

 Schedule of Investments                                          July 31, 2001



    SHARES                       SECURITY                          VALUE
   --------------------------------------------------------------------------
   COMMON STOCK -- 59.2%
   Air Freight/Couriers -- 1.0%
     153,100 United Parcel Service Inc., Class B Shares        $   8,700,673
   -------------------------------------------------------------------------
   Airlines -- 1.2%
     505,500 Southwest Airlines Co.                               10,115,055
   -------------------------------------------------------------------------
   Alternative Power Generation -- 1.5%
     343,000 AES Corp. (a)                                        13,136,900
   -------------------------------------------------------------------------
   Apparel/Footwear Retail -- 0.9%
     276,000 The Gap, Inc.                                         7,537,560
   -------------------------------------------------------------------------
   Beverages - Non-Alcoholic -- 0.4%
      74,977 PepsiCo, Inc.                                         3,496,177
   -------------------------------------------------------------------------
   Biotechnology -- 0.8%
     116,065 Amgen, Inc. (a)                                       7,278,436
   -------------------------------------------------------------------------
   Broadcasting -- 1.9%
      77,000 Clear Channel Communications, Inc. (a)                4,512,200
     312,000 Univision Communications Inc., Class A Shares (a)    11,912,160
   -------------------------------------------------------------------------
                                                                  16,424,360
   -------------------------------------------------------------------------
   Cable/Satellite TV -- 0.4%
      81,000 Comcast Corp., Special Class A Shares (a)             3,080,430
   -------------------------------------------------------------------------
   Chemicals - Major Diversified -- 0.8%
      67,440 Dow Chemical Co.                                      2,454,816
     108,889 E.I. du Pont de Nemours & Co.                         4,662,627
   -------------------------------------------------------------------------
                                                                   7,117,443
   -------------------------------------------------------------------------
   Chemicals - Specialty -- 0.4%
      78,000 Praxair, Inc.                                         3,536,520
   -------------------------------------------------------------------------
   Computer Communications -- 1.1%
     503,870 Cisco Systems, Inc. (a)                               9,684,381
   -------------------------------------------------------------------------
   Computer Hardware -- 1.6%
     150,000 Apple Computer, Inc. (a)                              2,818,500
     240,000 Dell Computer Corp. (a)                               6,463,200
     280,204 Sun Microsystems, Inc. (a)                            4,564,523
   -------------------------------------------------------------------------
                                                                  13,846,223
   -------------------------------------------------------------------------
   Computer Peripherals -- 0.6%
     244,131 EMC Corp. (a)                                         4,814,263
   -------------------------------------------------------------------------
   Containers/Packaging -- 0.0%
          47 SF Holding Group Inc., Class C Shares (b)                     1
   -------------------------------------------------------------------------
   Discount Chains -- 0.4%
      80,000 Costco Wholesale Corp. (a)                            3,444,000
   -------------------------------------------------------------------------
   Electric Utilities -- 0.6%
     102,160 Duke Energy Corp.                                     3,944,397
      44,700 Mirant Corp. (a)                                      1,382,571
      10,575 Peabody Energy Corp.                                    264,164
   -------------------------------------------------------------------------
                                                                   5,591,132
   -------------------------------------------------------------------------
   Electronic Components -- 0.6%
     182,665 Koninklijke Philips Electronics NV                    5,047,034
   -------------------------------------------------------------------------

                      See Notes to Financial Statements.


       9 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


  SHARES                                 SECURITY                    VALUE
--------------------------------------------------------------------------------
Environmental Services -- 0.4%
100,000 Waste Management, Inc.                                   $    3,100,000
--------------------------------------------------------------------------------
Finance/Rental/Leasing -- 2.0%
 19,850 Fannie Mae                                                    1,652,512
229,049 Freddie Mac                                                  15,676,114
--------------------------------------------------------------------------------
                                                                     17,328,626
--------------------------------------------------------------------------------
Financial Conglomerates -- 1.0%
215,124 American Express Co.                                          8,675,951
--------------------------------------------------------------------------------
Food -- 0.0%
  1,948 Aurora Foods Inc. (a)                                             9,526
--------------------------------------------------------------------------------
Home Improvement Chains -- 1.8%
 68,888 Home Depot Inc.                                               3,469,888
306,000 Lowe's Cos., Inc.                                            11,683,080
--------------------------------------------------------------------------------
                                                                     15,152,968
--------------------------------------------------------------------------------
Household/Personal Care -- 2.6%
228,000 Colgate-Palmolive Co.                                        12,357,600
218,353 Gillette Co.                                                  6,085,498
 67,869 Kimberly-Clark Corp.                                          4,127,114
--------------------------------------------------------------------------------
                                                                     22,570,212
--------------------------------------------------------------------------------
Industrial Conglomerates -- 4.2%
373,780 General Electric Co.                                         16,259,430
300,000 Tyco International Ltd.                                      15,960,000
 50,298 United Technologies Corp.                                     3,691,873
--------------------------------------------------------------------------------
                                                                     35,911,303
--------------------------------------------------------------------------------
Industrial Machinery -- 0.7%
100,000 Illinois Tool Works Inc.                                      6,300,000
--------------------------------------------------------------------------------
Insurance Brokers/Services -- 1.0%
 83,320 Marsh & McLennan Cos., Inc.                                   8,365,328
--------------------------------------------------------------------------------
Integrated Oil -- 1.3%
107,252 BP PLC, Sponsored ADR                                         5,300,394
 97,930 Conoco Inc., Class A Shares                                   3,020,161
 70,918 Exxon Mobil Corp.                                             2,961,536
--------------------------------------------------------------------------------
                                                                     11,282,091
--------------------------------------------------------------------------------
Internet Software/Services -- 0.6%
110,139 AOL Time Warner Inc. (a)                                      5,005,818
--------------------------------------------------------------------------------
Investment Banks/Brokers -- 0.9%
365,083 Charles Schwab Corp.                                          5,472,594
 35,957 Merrill Lynch & Co., Inc.                                     1,950,308
--------------------------------------------------------------------------------
                                                                      7,422,902
--------------------------------------------------------------------------------
Major Banks -- 5.0%
 52,467 Bank of America Corp.                                         3,337,951
 90,048 Bank of New York Co., Inc.                                    4,039,553
100,000 Bank One Corp.                                                3,871,000
200,000 First Union Corp.                                             7,080,000
124,362 FleetBoston Financial Corp.                                   4,666,062

                      See Notes to Financial Statements.


      10 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


       SHARES                   SECURITY                                                    VALUE
       -----------------------------------------------------------------------------------------------
       Major Banks -- 5.0% (continued)
       200,000 J.P. Morgan Chase & Co.                                                  $    8,660,000
        70,681 Mellon Financial Corp.                                                        2,687,292
       154,018 State Street Corp.                                                            8,281,548
       -----------------------------------------------------------------------------------------------
                                                                                            42,623,406
       -----------------------------------------------------------------------------------------------
       Major Telecommunications -- 2.8%
        54,654 BellSouth Corp.                                                               2,224,418
       273,795 SBC Communications Inc.                                                      12,328,988
       148,443 Sprint Corp.                                                                  3,464,660
        33,240 Verizon Communications Inc.                                                   1,799,946
       290,500 WorldCom, Inc. (a)                                                            4,067,000
       -----------------------------------------------------------------------------------------------
                                                                                            23,885,012
       -----------------------------------------------------------------------------------------------
       Media Conglomerates -- 1.7%
       232,300 Viacom Inc., Class B Shares (a)                                              11,568,540
       100,000 The Walt Disney Co.                                                           2,635,000
       -----------------------------------------------------------------------------------------------
                                                                                            14,203,540
       -----------------------------------------------------------------------------------------------
       Medical Specialties -- 1.1%
       203,087 Medtronic Inc.                                                                9,754,269
       -----------------------------------------------------------------------------------------------
       Miscellaneous Commercial Services -- 0.9%
       247,000 Convergys Corp. (a)                                                           7,694,050
       -----------------------------------------------------------------------------------------------
       Multi-Line Insurance -- 1.2%
        88,125 American International Group, Inc.                                            7,336,406
        47,633 The Hartford Financial Services Group, Inc.                                   3,153,781
       -----------------------------------------------------------------------------------------------
                                                                                            10,490,187
       -----------------------------------------------------------------------------------------------
       Oil and Gas Pipelines -- 1.4%
       100,918 El Paso Corp.                                                                 5,222,507
        35,000 Enron Corp.                                                                   1,587,250
       168,210 Williams Cos., Inc.                                                           5,635,035
       -----------------------------------------------------------------------------------------------
                                                                                            12,444,792
       -----------------------------------------------------------------------------------------------
       Oil Field Services/Equipment -- 0.0%
         2,718 Varco International Inc. (a)                                                     43,597
       -----------------------------------------------------------------------------------------------
       Packaged Software -- 2.7%
       246,000 Computer Associates International, Inc.                                       8,482,080
       100,000 Microsoft Corp. (a)                                                           6,619,000
       470,345 Oracle Corp. (a)                                                              8,503,838
       -----------------------------------------------------------------------------------------------
                                                                                            23,604,918
       -----------------------------------------------------------------------------------------------
       Pharmaceuticals: Major -- 5.8%
        56,164 American Home Products Corp.                                                  3,387,251
       175,796 Bristol-Myers Squibb Co.                                                     10,396,575
       276,190 Johnson & Johnson                                                            14,941,879
       270,123 Merck & Co., Inc.                                                            18,362,961
        75,000 Pfizer Inc.                                                                   3,091,500
       -----------------------------------------------------------------------------------------------
                                                                                            50,180,166
       -----------------------------------------------------------------------------------------------
       Property Casualty Insurance -- 0.6%
        65,000 XL Capital Ltd., Class A Shares                                               4,988,750
       -----------------------------------------------------------------------------------------------
       Railroads -- 0.3%
        41,039 Union Pacific Corp.                                                           2,203,384
       -----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       11 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


 SHARES                                           SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
Semiconductors -- 1.3%
   280,424           Intel Corp.                                                        $  8,359,439
    72,106           Texas Instruments Inc.                                                2,487,657
----------------------------------------------------------------------------------------------------
                                                                                          10,847,096
----------------------------------------------------------------------------------------------------
Specialty Insurance -- 0.6%
    87,000           Ambac Financial Group, Inc.                                           5,005,980
----------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
    17,830           McLeodUSA, Inc., Class A Shares (a)                                      43,505
    18,026           Song Networks Holding AB, ADR (a)                                        29,743
    37,350           Time Warner Telecom Inc., Class A Shares (a)                          1,049,909
----------------------------------------------------------------------------------------------------
                                                                                           1,123,157
----------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.4%
   124,000           Amdocs Ltd. (a)                                                       5,588,680
   295,000           Motorola Inc.                                                         5,513,550
    40,000           Nokia Oyj, Sponsored ADR                                                872,400
----------------------------------------------------------------------------------------------------
                                                                                          11,974,630
----------------------------------------------------------------------------------------------------
Trucking -- 0.6%
   137,570           USFreightways Corp.                                                   4,751,668
----------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.0%
     2,137           AirGate PCS, Inc. (a)                                                   122,258
    99,000           AT&T Wireless Group (a)                                               1,850,310
       231           Crown Castle International Corp. (a)                                      2,252
   260,000           Sprint PCS Group (a)                                                  6,739,200
----------------------------------------------------------------------------------------------------
                                                                                           8,714,020
----------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $437,804,122)                                              508,507,935
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
Major Telecommunications -- 0.1%
       600           Broadwing Communications, Series B, 12.500%                             595,500
----------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
     5,100           Global Crossing Ltd., Convertible, 6.750%                               487,688
----------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
     6,100           Crown Castle International Corp., Convertible, 6.250%                   147,925
       309           Dobson Communications, 13.000% (c)                                       28,220
----------------------------------------------------------------------------------------------------
                                                                                             176,145
----------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK
                     (Cost -- $1,610,236)                                                  1,259,333
----------------------------------------------------------------------------------------------------

 FACE
AMOUNT(d)  RATING(e)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 32.6%
Aerospace -- 0.3%
   330,000 B-        Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09      351,450
   695,000 B-        Fairchild Corp., Guaranteed Sr. Sub. Notes, 10.750% due 4/15/09         562,950
 2,000,000 BBB-      Raytheon Co., 6.450% due 8/15/02                                      2,010,200
----------------------------------------------------------------------------------------------------
                                                                                           2,924,600
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      12 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)       RATING(e)                                    SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.9%
    300,000      BB-       Air Canada Inc., Sr. Notes, 10.250% due 3/15/11                                $      261,000
  5,000,000      AAA       American Airlines, 6.817% due 5/23/11 (b)                                           5,131,373
  2,042,443      AA+       Continental Airlines Inc., Secured Notes, Series 974A, 6.900% due 1/2/18            2,082,312
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,474,685
------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 0.5%
                           AES Corp.:
    105,000      Ba1*       Sr. Notes, 9.375% due 9/15/10                                                        106,575
  1,455,000      Ba3*       Sr. Sub. Notes, 10.250% due 7/15/06                                                1,491,375
    220,000      Ba2*      AES Drax Energy Ltd., Sr. Secured Notes, Series B, 11.500% due 8/30/10                239,800
  1,900,000      BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                       1,990,250
    270,000      BBB+      Covanta Energy Corp., Debentures, 9.250% due 3/1/22                                   253,644
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,081,644
------------------------------------------------------------------------------------------------------------------------
Aluminum -- 0.1%
    500,000      BB-       Century Aluminum Co., Sr. Secured Notes, 11.750% due 4/15/08 (b)                      523,750
                           Kaiser Aluminum & Chemicals, Sr. Notes:
    125,000      B          Series B, 10.875% due 10/15/06                                                       115,625
    220,000      B          Series D, 10.875% due 10/15/06                                                       203,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 842,875
------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.2%
                           Levi Strauss & Co. Sr. Notes:
    485,000      BB-        11.625% due 1/15/08                                                                  466,813
     65,000/EUR/ BB-        11.625% due 1/15/08                                                                   52,322
                           Tommy Hilfiger USA, Inc., Guaranteed Notes:
    150,000      BBB-       6.500% due 6/1/03                                                                    146,174
    595,000      BBB-       6.850% due 6/1/08                                                                    550,951
    265,000      B-        Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes, Series A,
                             11.000% due 6/15/08                                                                 252,081
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,468,341
------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.2%
    270,000      CCC+      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                         234,900
                           Saks Inc.:
                            Guaranteed Notes:
    295,000      BB+          7.000% due 7/15/04                                                                 274,350
    550,000      BB+          7.250% due 12/1/04                                                                 510,125
    540,000      BB+        Guaranteed Sr. Notes, 8.250% due 11/15/08                                            486,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,505,375
------------------------------------------------------------------------------------------------------------------------
Auto Parts - OEM -- 0.1%
    580,000      B         Collins & Aikman Corp., Guaranteed Sub. Notes, 11.500% due 4/15/06                    594,500
    283,000      NR        Key Plastics Inc., Sr. Sub. Unsecured Notes, Series B, 10.250% due 3/15/07 (f)             28
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 594,528
------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.6%
  4,586,000      A-        DaimlerChrysler NA Holdings Corp., Guaranteed Notes, 7.750% due 5/27/03             4,812,631
    395,000      BB-       Pep Boys -- Manny, Moe & Jack, Medium-Term Notes, Series A, 6.520% due 7/16/07        366,043
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,178,674
------------------------------------------------------------------------------------------------------------------------
Bank Holding Companies/Special Purpose Entities -- 0.3%
  2,000,000      Aa2*      Wells Fargo Financial, Inc., Sr. Notes, 7.250% due 7/14/03                          2,107,002
------------------------------------------------------------------------------------------------------------------------
Beverages - Alcoholic -- 0.4%
  3,000,000      A+        Anheuser-Busch Cos., Inc. Sr. Notes, 6.000% due 4/15/11                             3,016,344
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      13 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)       RATING(e)                                           SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------------------------------------
Beverages - Non-Alcoholic -- 0.6%
  3,000,000      Aa3*      Coca-Cola, Co., 5.750% due 3/15/11                                                    $  2,955,861
  2,000,000      A         Coca-Cola Enterprises, Inc., Debentures, 8.500% due 2/1/22                               2,371,728
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,327,589
-----------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.4%
    791,000      NR        AMFM Operating Inc., Debentures, 12.625% due 10/31/06                                      870,100
  1,200,000      B-        Emmis Escrow Corp., Sr. Discount Notes, step bond to yield 11.694% due 3/15/11 (b)         714,000
    445,000      B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield 11.540% due 3/1/08 (b)          325,963
    670,000      B-        Paxson Communications Corp., Sr. Sub. Notes, 10.750% due 7/15/08 (b)                       696,800
    485,000      CCC+      Sirius Satellite Radio Inc., Sr. Secured Notes, 14.500% due 5/15/09                        249,775
    335,000      B-        Spanish Broadcasting, Sr. Sub. Notes, 9.625% due 11/1/09 (b)                               319,925
    195,000      CCC+      XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due 3/15/10                            117,975
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,294,538
-----------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.2%
    555,000      B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                       435,675
    695,000      B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 5/1/09                 642,875
    205,000      B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                     193,725
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                    1,272,275
-----------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 2.1%
                           Adelphia Communications Corp.:
    230,000      B+         Sr. Notes, 10.250% due 6/15/11                                                            225,400
    370,000      B+         Series B, zero coupon due 1/15/08                                                         173,900
    260,000      CCC+      Cable Satisfaction International Inc., Sr. Notes, 12.750% due 3/1/10                       157,625
    915,000      B-        Callahan Nordrhein-Westfalen, Sr. Discount Notes, step bond to yield 15.020%
                            due 7/15/10 (b) Charter Communications Holdings Inc.:
                            Sr. Discount Notes:                                                                       297,375
    470,000      B+           Sr. Notes, 11.125% due 1/15/11                                                          499,375
  2,490,000      B+           Step bond to yield 11.713% due 1/15/10                                                1,705,650
  4,040,000      B+           Step bond to yield 12.861% due 1/15/11                                                2,565,400
  2,855,000      B+           Step bond to yield 11.739% due 5/15/11 (b)                                            1,655,900
    795,000      BB-       CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                                878,475
  1,160,000/GBP/ B2*       Diamond Holdings PLC, Guaranteed Notes, 10.000% due 2/1/08 (g)                           1,143,117
  1,120,000      B1*       EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07                                 1,171,800
    760,000      B-        Insight Communications Co., Sr. Discount Notes, step bond to yield 12.251%                 446,500
                              due 2/15/11 (b)
    615,000      B+        MediaCom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (b)                                 651,900
                           NTL Communications Corp., Sr. Notes, Series B:
  1,755,000      B2*        11.500% due 10/1/08                                                                     1,149,525
    550,000/GBP/ B2*        Step bond to yield 15.585% due 4/15/09                                                    235,934
    985,000      B2*       NTL Inc., Sr. Notes, Series B, 11.500% due 2/1/06                                          655,025
    120,000/EUR/ CCC+      Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                                             72,597
  1,760,000      Ba2*      Rogers Cablesystems Ltd., Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15            1,980,000
                           Telewest Communications PLC:
    550,000      B          Sr. Discount Debentures, 11.000% due 10/1/07                                              441,375
    800,000/GBP/ B          Sr. Discount Notes, step bond to yield 9.469% due 4/15/09 (g)                             474,592
  1,840,000      B-        United International Holdings, Series B, step bond to yield 13.567% due 2/15/08            634,800
                           United Pan-Europe Communications N.V., Series B:
  3,880,000      B-         Sr. Discount Notes, step bond to yield 14.463% due 8/1/09                                 737,200
    660,000      B-         Sr. Notes, 10.875% due 8/1/09                                                             260,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   18,214,165
-----------------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      14 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)       RATING(e)                                           SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 0.3%
    330,000      B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11                                     $    335,775
    155,000      B         Hollywood Casino Corp., Guaranteed Sr. Secured Notes, 11.250% due 5/1/07                      163,913
    530,000      B-        Las Vegas Sands, Inc./Venetian Casino Resort LLC, Guaranteed Mortgage Notes,
                             12.250% due 11/15/04                                                                        561,800
    885,000      BB-       Mandalay Resort Group, Sr. Sub. Debentures, 7.625% due 7/15/13                                761,100
    380,000      B+        Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes, 9.000% due 3/15/07                  386,650
    445,000      Ba3*      Sun International North America, Inc., Guaranteed Sr. Sub. Notes, 8.625% due 12/15/07         447,781
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,657,019
---------------------------------------------------------------------------------------------------------------------------------
Chemical - Agricultural -- 0.1%
  1,200,000      Ba1*      IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 (b)                                          1,215,000
---------------------------------------------------------------------------------------------------------------------------------
Chemicals Major Diversified -- 0.5%
                           Huntsman Corp., Sr. Sub. Notes:
    270,000      B-         9.500% due 7/1/07 (b)                                                                        122,850
    405,000      CCC+       9.500% due 7/1/07 (b)                                                                        184,275
  5,660,000      B         Huntsman ICI Chemicals LLC, Sr. Discount Notes, zero coupon due 12/31/09                    1,641,400
  2,500,000      A-        Rohm & Haas Co., Sr. Unsecured Notes, 6.950% due 7/15/04                                    2,626,727
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,575,252
---------------------------------------------------------------------------------------------------------------------------------
Chemicals Specialty -- 0.3%
    390,000      Ba1*      Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11 (b)                                          401,700
     30,000      B         Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09                                     30,188
                           ISP Holdings Inc.:
                            Sr. Notes, Series B:
     90,000      BB-          9.750% due 2/15/02                                                                          90,000
    590,000      BB-          9.000% due 10/15/03                                                                        575,250
    670,000      BB-        Sr. Sub. Notes, 10.250% due 7/1/11 (b)                                                       673,350
    985,000/EUR/ B+        Messer Griesham Holding AG, Sr. Notes, 10.375% due 6/1/11 (g)                                 866,610
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,637,098
---------------------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.2%
    655,000      B-        Nortek Inc., Sr. Sub. Notes, 9.875% due 6/15/11 (e)                                           651,725
    680,000      B2*       Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11 (b)                                  701,250
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,352,975
---------------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.8%
                           American Greetings:
    955,000      BB+        Sr. Sub. Notes, 11.750% due 7/15/08 (b)                                                      912,025
    475,000      BBB-       Unsecured Notes, 6.100% due 8/1/28                                                           394,989
  5,000,000      A+        Unilever Capital Corp., Sr. Unsecured - Unsubordinated Notes, 6.750% due 11/1/03            5,232,925
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,539,939
---------------------------------------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.3%
  2,000,000      AA        Kimberly-Clark Corp., Unsecured Debentures, 6.250% due 7/15/18                              1,968,984
    650,000/EUR/ BB        Sola International Inc., Sr. Notes, 11.000% due 3/15/08 (b)(g)                                571,559
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,540,543
---------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.6%
    410,000      B         Crown Cork & Seal Co., Inc., Notes, 7.125% due 9/1/02                                         317,750
  1,010,000      B+        Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05                                            868,600
     95,000      B-        Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10                                    82,175
    235,000      B-        SF Holdings Group Inc., Sr. Discount Notes, Series B, step bond to yield
                              18.292% due 3/15/08                                                                        107,219


                      See Notes to Financial Statements.


      15 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)  RATING(e)                                         SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.6% (continued)
  1,610,000 B         Stone Container, Sr. Notes, 11.500% due 8/15/06 (b)                                      $    1,714,650
    930,000 B-        Sweetheart Cup Co. Inc., Sr. Sub. Notes, 10.500% due 9/1/03                                     897,450
    840,000 B-        Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B, 12.750% due 6/15/10                      739,200
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,727,044
-----------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.2%
    405,000 B+        Parker Drilling Co., Guaranteed Sr. Notes, Series D, 9.750% due 11/15/06                        395,887
  1,150,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                                       1,244,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,640,762
-----------------------------------------------------------------------------------------------------------------------------
Department Stores -- 0.4%
                      JC Penney Co., Inc.:
     40,000 BBB-       Debentures, 6.900% due 8/15/26                                                                  38,654
                       Notes:
    750,000 BBB-         6.500% due 6/15/02                                                                           747,294
    150,000 BBB-         6.125% due 11/15/03                                                                          143,140
  2,500,000 AA        Wal-Mart Stores, Inc., Sr. Notes, 4.375% due 8/1/03                                           2,505,240
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,434,328
-----------------------------------------------------------------------------------------------------------------------------
Discount Chains -- 0.2%
                      Kmart Corp., Sr. Notes:
    850,000 Baa3*      12.500% due 3/1/05                                                                             925,826
    859,219 Baa3*      8.540% due 1/2/15                                                                              798,438
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,724,264
-----------------------------------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.0%
    200,000 B-        Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08 (b)                                               207,000
-----------------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.3%
  1,000,000 BBB       Avista Corp., Sr. Notes, 9.750% due 6/1/08 (b)                                                1,082,650
    115,000 BB        CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                                                124,123
    665,000 Ba2*      Mission Energy Holding Co., Secured Notes, 13.500% due 7/15/08 (b)                              673,312
    905,000 Ba3*      Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10 (b)                                  1,018,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,898,210
-----------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
    640,000 BB-       Celestica International Inc., Sr. Sub. Notes 10.500% due 12/31/06                               676,800
     10,000 Ba3*      Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10                                10,250
    455,000 Baa2*     Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08                                      367,544
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,054,594
-----------------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.0%
     55,000 B         Amkor Technology Inc., Sr. Sub. Notes, 10.500% due 5/1/09                                        48,675
-----------------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.1%
    555,000 B         Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (b)                                            564,713
-----------------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.3%
  1,175,000 BB-       Foster Wheeler Ltd., Unsecured Notes, 6.750% due 11/15/05                                       899,089
    240,000 BB-       Integrated Electrical Services, Guaranteed Sr. Sub. Notes, Series B, 9.375% due 2/1/09          238,200
  4,960,000 B+        Metromedia Fiber Network Inc., Sr. Notes, Series B, 10.000% due 11/15/08                      1,388,800
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,526,089
-----------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.4%
     20,000 B+        Allied Waste North America Inc., Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/09         20,800
    690,000 B+        URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                                         708,975
  2,500,000 BBB       USA Waste Services Inc., Sr. Notes, 6.500% due 12/15/02                                       2,530,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,260,475
-----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      16 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)  RATING(e)                                    SECURITY                                        VALUE
--------------------------------------------------------------------------------------------------------------------
Finance Companies -- 2.6%
  2,790,000 AA-       Associates Corp. of North America, Sr. Notes, 5.750% due 10/15/03              $    2,852,931
     95,000 BBB-      Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes, 11.000% due 5/1/09               106,163
                      Countrywide Home Loan, Medium-Term Notes:
  2,525,000 A          Series E, 7.200% due 10/30/06                                                      2,692,804
  2,000,000 A          Series J, 5.250% due 5/22/03                                                       2,025,438
  5,000,000 AAA       General Electric Capital Corp., Medium-Term Notes, Series A, 7.000% due 2/3/03      5,207,100
  2,500,000 AA-       International Lease Finance Corp., Unsecured Notes, 4.750% due 6/2/03               2,516,930
  1,156,000 AA-       Merrill Lynch & Co., Medium-Term Notes, Series B, 7.080% due 10/3/05                1,216,683
  1,166,000 AA-       National Rural Utilities Cooperative Financing, 6.200% due 2/1/08                   1,175,942
                      Private Export Funding Corp.:
  1,000,000 AAA        Series AAA, 7.010% due 4/30/04                                                     1,064,021
  2,500,000 AAA        Series G, 6.670% due 9/15/09                                                       2,659,990
    725,000 BB        United Rentals Inc., Guaranteed Sr. Notes, 10.750% due 4/15/08 (b)                    772,125
    410,000 B-        Williams Scotsman Inc., Guaranteed Sr. Notes, 9.875% due 6/1/07                       392,575
-------------------------------------------------------------------------------------------------------------------
                                                                                                         22,682,702
-------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.9%
                      AMRESCO INC., Sr. Sub. Notes:
    120,000 Caa3*      Series 97-A, 10.000% due 3/15/04 (f)                                                  51,900
  2,750,000 Caa3*      Series 98-A, 9.875% due 3/15/05 (f)                                                1,196,250
                      Finova Capital Corp.:
    525,000 Caa2*      Medium-Term Notes, Series C, 6.380% due 3/19/49 (f)                                  502,687
                       Notes:
    660,000 Caa2*        5.875% due 10/15/01 (f)                                                            627,372
  1,165,000 Caa2*        6.250% due 11/1/02 (f)                                                           1,104,887
    330,000 Caa2*        6.125% due 11/8/04 (f)                                                             316,516
  3,820,000 Caa2*      Sr. Notes, 7.250% due 11/8/04 (f)                                                  3,698,325
-------------------------------------------------------------------------------------------------------------------
                                                                                                          7,497,937
-------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.9%
                      Aurora Foods Inc., Sr. Sub. Notes, Series B:
    375,000 CCC+       9.875% due 2/15/07                                                                   332,813
    275,000 CCC+       8.750% due 7/1/08                                                                    228,250
    165,000 B-        Carrols Corp., Guaranteed Sr. Sub. Notes, 9.500% due 12/1/08                          147,675
  2,000,000 BBB+      Conagra Foods Inc., Unsecured Notes, 7.500% due 9/15/05                             2,111,116
                      Fleming Cos., Inc.,
                       Guaranteed Sr. Sub. Notes, Series B:
    140,000 B            10.500% due 12/1/04                                                                144,550
  1,035,000 B            10.625% due 7/31/07                                                              1,084,163
    300,000 Ba3*       Sr. Notes, 10.125% due 4/1/08 (b)                                                    319,500
  2,400,000 A+        Grand Metropolitan Investment Corp., 8.625% due 8/15/01                             2,403,643
    885,000 BB+       SC International Services Inc., Series B, 9.250% due 9/1/07                           951,375
-------------------------------------------------------------------------------------------------------------------
                                                                                                          7,723,085
-------------------------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 0.0%
    250,000 B2*       Michael Foods Inc., Sr. Sub. Notes, 11.750% due 4/1/11 (b)                            261,250
-------------------------------------------------------------------------------------------------------------------
Foods - Retail -- 0.1%
  1,000,000 BB        Great Atlantic & Pacific Tea Co., Inc., Sr. Notes, 7.700% due 1/15/04                 927,208
-------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.0%
     55,000 CCC+      Ainsworth Lumber Ltd., Sr. Notes, 12.500% due 7/15/07                                  50,875
-------------------------------------------------------------------------------------------------------------------
Gas Distributors -- 0.1%
    642,000 BBB       Coastal Corp., 7.750% due 6/15/10                                                     676,221
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      17 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)       RATING(e)                                    SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
    310,000      B         Falcon Products Inc., Guaranteed Sr. Sub. Notes, Series B, 11.375% due 6/15/09 $      296,050
                           Remington Product Co., LLC, Sr. Sub. Notes:
    475,000      B3*        11.000% due 5/15/06 (b)                                                              425,125
    390,000      B3*        Series B, 11.000% due 5/15/06                                                        349,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,070,225
------------------------------------------------------------------------------------------------------------------------
Home Improvement Chains -- 0.7%
                           Home Depot Inc.:
  3,000,000      NR         Notes, 5.375% due 4/1/06 (b)                                                       3,010,302
  2,500,000      AA         Sr. Notes, 6.500% due 9/15/04                                                      2,629,392
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,639,694
------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.3%
    120,000      Ba1*      D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09                             119,700
    795,000      BB+       Lennar Corp., Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10                       870,525
    405,000      B         Meritage Corp., Sr. Notes, 9.750% due 6/1/11 (b)                                      420,187
    270,000      BB        Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10                                       287,887
                           Standard-Pacific Corp., Sr. Notes:
    510,000      BB         8.500% due 4/1/09                                                                    504,900
    295,000      BB         9.500% due 9/15/10                                                                   302,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,505,574
------------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.1%
    640,000      Ba2*      Fresenius Medical Care Capital Trust 1, Guaranteed Trust Preferred Securities,
                             9.000% due 12/1/06                                                                  664,000
------------------------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 0.5%
  1,915,000      Ba3*      Courtyard by Marriott, Sr. Notes, Series B, 10.750% due 2/1/08                      1,989,206
  2,395,000      B+        Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                                      2,508,762
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,497,968
------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.4%
  3,000,000      A         Tyco International Group, Guaranteed Notes, 6.250% due 6/15/03                      3,073,398
------------------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.4%
  2,500,000      A+        Deere & Co., Sr. Notes, 6.550% due 7/15/04                                          2,598,632
    525,000      B         Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10                       560,438
    425,000/EUR/ B+        Manitowoc Co. Inc., Sr. Sub. Notes, 10.375% due 5/15/11 (b)                           377,430
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,536,500
------------------------------------------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services -- 0.7%
                           Donaldson, Lufkin & Jenrette, Inc.:
  2,500,000      AA-        Medium-Term Notes, 6.170% due 7/15/03                                              2,574,380
  1,073,000      AA-        Sr. Notes, 5.875% due 4/1/02                                                       1,086,002
  2,000,000      AA-       Morgan Stanley Dean Witter & Co., Notes, 7.750% due 6/15/05                         2,164,296
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,824,678
------------------------------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.3%
                           Conseco, Inc.:
                            Notes:
    615,000      BB-          8.750% due 2/9/04                                                                  579,638
    620,000      BB-          9.000% due 10/15/06                                                                576,600
    510,000      BB-        Sr. Notes, 10.750% due 6/15/08                                                       504,900
  1,300,000      AAA       SunAmerica Inc., Medium-Term Notes, 6.580% due 1/15/02                              1,316,078
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,977,216
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      18 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)  RATING(e)                                     SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------------------
Major Banks -- 0.3%
  2,500,000 Aa3*      Bank of America Corp., Sub. Notes, 6.500% due 8/15/03                             $    2,591,478
----------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.4%
    455,000 BB-       Adelphia Business Solutions, Inc., Sr. Notes, Series B, 12.250% due 9/1/04               352,625
  3,078,000 A2*       Qwest Corp., Notes, 7.625% due 6/9/03                                                  3,214,540
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,567,165
----------------------------------------------------------------------------------------------------------------------
Media Conglomerates -- 1.1%
  2,500,000 BBB-      News America Holdings Inc., Debentures, 7.750% due 2/1/24                              2,425,860
  2,000,000 A-        Viacom Inc., Guaranteed Sr. Notes, 6.400% due 1/30/06                                  2,065,038
  5,000,000 A         Walt Disney Co., Medium Term Notes, 5.500% due 12/29/06                                5,019,660
----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,510,558
----------------------------------------------------------------------------------------------------------------------
Medical Distributors -- 0.0%
    430,000 B         Physician Sales and Services, Inc., Guaranteed Sr. Sub. Notes, 8.500% due 10/1/07        404,200
----------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.1%
    295,000 BBB-      HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05                                         289,363
    775,000 B         Per-Se Technologies Inc., Guaranteed Sr. Notes, Series B, 9.500% due 2/15/05             647,125
----------------------------------------------------------------------------------------------------------------------
                                                                                                               936,488
----------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.0%
    395,000 B-        Universal Hospital Services Inc., Sr. Notes, 10.250% due 3/1/08                          381,175
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.1%
    750,000 B2*       Intertek Finance PLC, Guaranteed Sr. Sub. Notes, Series B, 10.250% due 11/1/06           633,750
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.2%
    425,000 B         Applied Extrusion Technologies Inc., Sr. Notes, 10.750% due 7/1/11 (b)                   444,125
    630,000 A3*       Cooper Tire & Rubber, Notes, 7.625% due 3/15/27                                          598,503
    900,000 B2*       Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                            742,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,785,128
----------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.1%
    825,000 CCC-      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 3/15/09                               759,000
    560,000 B         Six Flags Inc., Sr. Discount Notes, step bond to yield 11.431% due 4/1/08                467,600
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,226,600
----------------------------------------------------------------------------------------------------------------------
Multi-Line Insurance -- 0.1%
  1,000,000 A+        St. Paul Cos., Inc., Sr. Notes, 7.875% due 4/15/05                                     1,081,448
----------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 0.3%
    250,000 B1*       Belco Oil & Gas Corp., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06           256,250
  1,115,000 B+        Forest Oil Corp., Guaranteed Sr. Sub. Notes, 10.500% due 1/15/06                       1,165,175
    460,000 B+        Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                            451,950
    455,000 B         Plains Resources Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 3/15/06          470,925
     55,000 B-        Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                      53,075
    135,000 BB-       Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09                               144,450
----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,541,825
----------------------------------------------------------------------------------------------------------------------
Oil/Gas Pipelines -- 0.0%
    400,000 BB-       Leviathan Gas Pipelines Partners L.P., Guaranteed Sr. Sub. Notes, Series B,
                        10.375% due 6/1/09                                                                     428,000
----------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.6%
  5,000,000 AA        Chevron Corp., 6.625% due 10/1/04                                                      5,279,870
----------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.0%
    285,000 BB        Geophysique S.A., Sr. Notes, 10.625% due 11/15/07                                        293,550
----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      19 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)  RATING(e)                                 SECURITY                                      VALUE
---------------------------------------------------------------------------------------------------------------
Other Consumer Services -- 0.2%
                      Service Corp. International:
    665,000 BB-        Debentures, 7.875% due 2/1/13                                            $      522,856
    610,000 BB-        Notes, 6.875% due 10/1/07                                                       497,913
    400,000 B+        Stewart Enterprises Inc., Sr. Sub. Notes, 10.750% due 7/1/08 (b)                 422,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,442,769
--------------------------------------------------------------------------------------------------------------
Other Transportation -- 1.1%
  2,500,000 BBB       FedEx Corp., 9.650% due 6/15/12                                                3,025,462
  5,000,000 AAA       United Parcel Service Inc., 8.375% due 4/1/30                                  5,999,065
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,024,527
--------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Generic -- 0.1%
    695,000 BB        ICN Pharmaceuticals Inc., Sr. Notes, Series B, 9.250% due 8/15/05                731,488
--------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Major -- 2.5%
  2,500,000 AA        Bayer Corp., 7.125% due 10/1/15                                                2,683,008
  3,200,000 AA        Eli Lilly & Co., 8.375% due 12/1/06                                            3,631,472
  5,000,000 AAA       Johnson & Johnson, Debentures, 6.950% due 9/1/29                               5,339,465
  5,000,000 AAA       Merck & Co., Inc., Debentures, 6.400% due 3/1/28                               4,945,830
  5,000,000 AAA       Pfizer Inc., 5.625% due 2/1/06                                                 5,093,660
--------------------------------------------------------------------------------------------------------------
                                                                                                    21,693,435
--------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.0%
    305,000 B+        King Pharmaceuticals Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09        335,500
--------------------------------------------------------------------------------------------------------------
Precious Metals -- 0.0%
    350,000 BBB       Newmont Mining Corp., 8.625% due 5/15/11                                         356,533
--------------------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.1%
    645,000 Ba1*      Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46          518,221
    330,000 BBB-      PXRE Capital Trust I, Guaranteed Capital Securities, 8.850% due 2/1/27           252,918
--------------------------------------------------------------------------------------------------------------
                                                                                                       771,139
--------------------------------------------------------------------------------------------------------------
Publishing - Books/Magazines -- 0.3%
  2,345,000 BB-       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11 (b)                        2,485,700
--------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.1%
                      Riverwood International Corp.:
    170,000 B-         Guaranteed Sr. Notes, 10.625% due 8/1/07                                        175,950
    270,000 CCC+       Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                                   264,600
    330,000 B-         Sr. Notes, 10.625% due 8/1/07 (b)                                               341,550
--------------------------------------------------------------------------------------------------------------
                                                                                                       782,100
--------------------------------------------------------------------------------------------------------------
Railroads -- 1.3%
  2,500,000 BBB       CSX Corp., Sr. Debentures, 7.250% due 5/1/04                                   2,633,267
  3,000,000 Baa1*     Norfolk Southern Corp., 7.875% due 2/15/04                                     3,190,950
                      Union Pacific Co.:
  2,000,000 BBB-       7.875% due 2/15/02                                                            2,035,206
  3,000,000 BBB-       5.840% due 5/25/04                                                            3,048,294
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,907,717
--------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.0%
    365,000 BB-       Meditrust Corp., Notes, 7.114% due 8/15/04 (b)                                   343,100
--------------------------------------------------------------------------------------------------------------
Recreational Products -- 0.1%
    670,000 BB        Hasbro Inc., Sr. Debentures, 6.600% due 7/15/28                                  446,777
--------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      20 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)  RATING(e)                                       SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
Savings Banks -- 0.1%
  1,250,000 B3*       Ocwen Capital Trust 1, Guaranteed Capital Securities, 10.875% due 8/1/27             $    1,018,750
-------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.2%
  1,825,000 B         Fairchild Semiconductor International Inc., Sr. Sub. Notes, 10.125% due 3/15/07           1,825,000
-------------------------------------------------------------------------------------------------------------------------
Specialty Stores -- 0.6%
    345,000 B-        Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 4/15/08          339,825
  5,000,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05                                     5,184,835
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,524,660
-------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications - Other -- 0.7%
    690,000 B         Flag Telecom Holdings Ltd., Sr. Notes, 11.625% due 3/30/10                                  363,975
  1,500,000 A-        France Telecom S. A., 7.200% due 3/1/06 (b)                                               1,578,117
     25,000 BB        Global Crossing Holdings Ltd., Guaranteed Sr. Notes, 9.500% due 11/15/09                     18,875
    455,000 B-        GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 16.565% due 2/1/10            134,225
                      ITC Deltacom Inc., Sr. Notes:
     80,000 B2*        11.000% due 6/1/07                                                                          44,400
    470,000 B2*        9.750% due 11/15/08                                                                        284,350
                      Level 3 Communications Inc.:
  3,270,000 B3*        Sr. Discount Notes, step bond to yield 13.045% due 3/15/10                                 899,250
    850,000 B3*        Sr. Notes, 11.000% due 3/15/08                                                             488,750
    535,000 CCC+      Madison River Capital LLC, Sr. Notes, 13.250% due 3/1/10                                    259,475
    710,000 B-        Song Networks N.V., Sr. Notes, 13.000% due 5/15/09                                          330,150
    530,000 B2*       Time Warner Telecom LLC, Sr. Notes, 9.750% due 7/15/08                                      463,750
                      Williams Communications Group, Inc., Sr. Notes:
    740,000 B+         10.700% due 10/1/07                                                                        321,900
    630,000 B+         11.700% due 8/1/08                                                                         274,050
  2,065,000 CCC       XO Communications Inc., Sr. Notes, 12.500% due 4/15/06                                      764,050
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,225,317
-------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.4%
    385,000 BB+       Lucent Technologies Inc., 7.250% due 7/15/06                                                321,475
  2,000,000 BBB+      Sprint Capital Corp., 7.125% due 1/30/06                                                  2,073,988
  1,320,000 A3*       WorldCom, Inc., Sr. Notes, 6.500% due 4/15/10                                             1,251,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,646,463
-------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
    475,000 BB        Standard Commercial Tobacco Co., Guaranteed Sr. Notes, 8.875% due 8/1/05                    463,125
-------------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.0%
    125,000 B         Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08                       110,625
-------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
    505,000 BB        Buhrmann U.S., Guaranteed Sr. Sub. Notes, 12.250% due 11/1/09                               487,956
-------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.2%
  1,085,000 CCC       AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield 16.579% due 10/1/09                   705,250
    550,000 CCC       Alamosa PCS Holdings Inc., step bond to yield 12.726% due 2/15/10                           286,000
    445,000 B         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (b)                                      415,519
  1,355,000 B-        Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due 12/15/08                           1,253,375
                      Crown Castle International Corp.:
    310,000 B          Sr. Discount Notes, step bond to yield 10.376% due 5/15/11                                 187,550
  1,075,000 B          Sr. Notes, 10.750% due 8/1/11                                                            1,050,812
    265,000 CCC       Horizon PCS Inc., step bond to yield 16.134% due 10/1/10                                     87,450
    485,000 CCC       IWO Holdings Inc., Sr. Notes, 14.000% due 1/15/11 (b)(h)                                    411,038
    900,000 B-        McCaw International Ltd., Sr. Discount Notes, step bond to yield 18.632% due 4/15/07        211,500

                      See Notes to Financial Statements.


      21 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)       RATING(e)                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.2% (continued)
  1,615,000      B-        Millicom International Cellular S.A., Sr. Discount Notes, step bond to yield
                             14.738% due 6/1/06                                                                  $  1,348,525
                           Nextel Communications, Inc., Sr. Discount Notes:
    795,000      B1*        Step bond to yield 12.077% due 9/15/07                                                    598,237
  1,635,000      B1*        Step bond to yield 10.743% due 2/15/08                                                  1,115,888
    505,000      B-        Spectrasite Holdings Inc., Sr. Discount Notes, step bond to yield 12.415% due 4/15/09      194,425
  1,140,000      A         Vodafone Group PLC, 7.750% due 2/15/10                                                   1,236,382
                           VoiceStream Wireless Co.:
    410,000      A-         Sr. Discount Notes, step bond to yield 13.027% due 11/15/09                               343,375
    537,295      A-         Sr. Notes, 10.375% due 11/15/09                                                           615,874
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,061,200
-----------------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $288,073,454)                                                                 279,860,262
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.4%
Alternative Power Generation -- 0.0%
    335,000      BBB       Covanta Energy Corp., 6.000% due 6/1/02                                                    325,317
-----------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 0.0%
    335,000/GBP/ B         Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07 (b)                             285,348
-----------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
    750,000      BB-       Celestica International Inc., zero coupon due 8/1/20                                       323,438
    150,000      B1*       LSI Logic Corp., 4.000% due 2/15/05                                                        128,625
    335,000      Ba3*      Sanmina Corp., zero coupon due 9/12/20                                                     125,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      577,688
-----------------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
    620,000      B         Amkor Technology Inc., 5.000% due 3/15/07                                                  448,725
-----------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
      5,000      CCC       Exodus Communications Inc., 4.750% due 7/15/08                                                 562
-----------------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
    250,000      CCC       Level 3 Communications Inc., 6.000% due 3/15/10                                             78,437
-----------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
    490,000      B-        Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due 5/15/09                            475,913
-----------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.1%
    350,000      B+        Cypress Semiconductor Corp., 3.750% due 7/1/05                                             304,062
    460,000      B         Transwitch Corp., 4.500% due 9/12/05                                                       323,725
    760,000      CCC+      TriQuint Semiconductor, Inc., 4.000% due 3/1/07                                            565,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,193,037
-----------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications - Other -- 0.0%
    200,000/EUR/ B+        Colt Telecom Group PLC, 2.000% due 4/3/07                                                   96,463
  1,065,000/EUR/ B-        Versatel Telecom International NV, 4.000% due 3/30/05 (b)                                  205,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      301,463
-----------------------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                           (Cost -- $3,886,054)                                                                     3,686,490
-----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      22 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001

 FACE
 AMOUNT(d)   RATING(e)                              SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.2%
   2,750,745 BB        Airplanes Pass Through Trust, 10.875% due 3/15/12                   $ 1,668,437
     300,245 AAA       Merrill Lynch Mortgage Investors, Inc., 6.950% due 6/18/29              310,901
------------------------------------------------------------------------------------------------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost -- $3,277,668)                                                  1,979,338
------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                            SECURITY                                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.7%
U.S. Government Agencies -- 1.7%
$  5,000,000           Federal Home Loan Mortgage Corp. (FHLMC), 5.750% due 7/15/03          5,145,100
                       Federal National Mortgage Association (FNMA):
      89,426            7.000% due 6/1/03                                                       90,907
      92,083            7.000% due 7/1/03                                                       93,608
   2,173,969            6.500% due 4/1/29                                                    2,175,328
   2,894,390            6.500% due 5/1/29                                                    2,896,200
   1,600,080            8.500% due 10/1/30                                                   1,687,585
   1,961,501           Government National Mortgage Association (GNMA), 7.000% due 2/15/24   2,011,151
------------------------------------------------------------------------------------------------------
                                                                                            14,099,879
------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 5.0%
                       U.S. Treasury Notes:
   5,000,000            6.500% due 8/15/05                                                   5,380,160
   2,500,000            4.625% due 5/15/06                                                   2,512,402
     804,000            6.875% due 5/15/06                                                     882,870
   2,000,000            5.000% due 2/15/11                                                   1,994,844
                       U.S. Treasury Bonds:
   8,000,000            7.250% due 5/15/16                                                   9,411,256
     642,000            8.125% due 8/15/19                                                     826,375
   2,500,000            7.875% due 2/15/21                                                   3,170,117
   1,000,000            6.250% due 8/15/23                                                   1,077,813
   2,548,005            3.625% due 4/15/28                                                   2,649,928
   2,109,964            3.875% due 4/15/29                                                   2,293,269
   2,772,000            6.125% due 8/15/29                                                   2,976,438
   9,000,000            6.250% due 5/15/30                                                   9,871,173
------------------------------------------------------------------------------------------------------
                                                                                            43,046,645
------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                       (Cost -- $55,790,978)                                                57,146,524
------------------------------------------------------------------------------------------------------


WARRANTS                       SECURITY                                                          VALUE
------------------------------------------------------------------------------------------------------
WARRANTS (a) -- 0.0%
Cable/Satellite TV -- 0.0%
    260  Cable Satisfaction International, Inc., Expire 3/1/05                                      3
------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
    505  Merrill Corp., Expire 5/1/09                                                              50
------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
     95  Pliant Corp., Expire 6/1/10                                                              202
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


       23 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                              July 31, 2001


 WARRANTS                                       SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
       505 Cybernet Internet Service International, Inc., Expire 7/1/09 (b)                     $          1
     1,815 WAM!NET, Inc., Expire 3/1/05                                                                   18
------------------------------------------------------------------------------------------------------------
                                                                                                          19
------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
       455 GT Group Telecom Inc., Expire 2/1/10 (b)                                                   11,603
------------------------------------------------------------------------------------------------------------
           TOTAL WARRANTS
           (Cost -- $126,582)                                                                         11,877
------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
$6,076,000 Goldman, Sachs & Co., 3.820% due 8/1/01; Proceeds at maturity -- $6,076,645;
             (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 10.375%
             due 10/4/01 to 2/15/27; Market value -- $6,197,520) (Cost -- $6,076,000)              6,076,000
------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $796,645,094**)                                                             $858,527,759
------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d) Face amount in U.S. dollars unless otherwise indicated.
(e) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(f) Security is in default.
(g)Security is segregated for open forward foreign currency transactions.
(h) Security issued with attached warrants.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    Currency abbreviations used in this schedule:
    GBP -- British Pound
    EUR -- Euro

    See pages 25 and 26 for definitions of bond ratings.

                      See Notes to Financial Statements.


      24 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and    -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.


      25 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.


      26 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                              July 31, 2001


ASSETS:
   Investments, at value (Cost -- $796,645,094)                                     $858,527,759
   Cash                                                                                      370
   Dividends and interest receivable                                                   7,179,814
   Receivable for securities sold                                                      1,267,003
   Receivable for Fund shares sold                                                       285,720
   Receivable for open forward foreign currency contracts (Note 8)                           119
-------------------------------------------------------------------------------------------------
   Total Assets                                                                      867,260,785
-------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                    1,949,956
   Payable for Fund shares purchased                                                     372,613
   Investment advisory fee payable                                                       327,606
   Administration fee payable                                                            145,299
   Payable for open forward foreign currency contracts (Note 8)                           49,495
   Distribution fees payable                                                              26,518
   Accrued expenses                                                                      490,701
-------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   3,362,188
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $863,898,597
-------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                       $     67,884
   Capital paid in excess of par value                                               873,976,603
   Undistributed net investment income                                                 2,144,306
   Accumulated net realized loss from security transactions and foreign currencies   (74,115,244)
   Net unrealized appreciation of investments                                         61,825,048
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $863,898,597
-------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                            55,672,864
-------------------------------------------------------------------------------------------------
   Class B                                                                            10,209,947
-------------------------------------------------------------------------------------------------
   Class L                                                                             1,649,309
-------------------------------------------------------------------------------------------------
   Class O                                                                               351,798
-------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                         $12.74
-------------------------------------------------------------------------------------------------
   Class B *                                                                              $12.68
-------------------------------------------------------------------------------------------------
   Class L **                                                                             $12.70
-------------------------------------------------------------------------------------------------
   Class O **                                                                             $12.69
-------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                      $13.41
-------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                      $12.83
-------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


      27 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Statement of Operations                       For the Year Ended July 31, 2001



INVESTMENT INCOME:
   Interest                                                     $  32,178,348
   Dividend                                                         5,182,575
   Less: Foreign withholding tax                                      (22,937)
------------------------------------------------------------------------------
   Total Investment Income                                         37,337,986
------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                 4,181,069
   Distribution fees (Note 2)                                       3,606,132
   Administration fee (Note 2)                                      1,858,253
   Shareholder and system servicing fees                              675,623
   Custody                                                             89,072
   Shareholder communications                                          71,496
   Audit and legal                                                     38,080
   Pricing service fees                                                25,317
   Registration fees                                                   17,675
   Trustees' fees                                                      17,051
   Other                                                               71,274
------------------------------------------------------------------------------
   Total Expenses                                                  10,651,042
------------------------------------------------------------------------------
Net Investment Income                                              26,686,944
------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Loss From:
     Security transactions (excluding short-term securities)      (75,218,719)
     Foreign currency transactions                                   (389,463)
------------------------------------------------------------------------------
   Net Realized Loss                                              (74,829,256)
------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation (Note 9)                 (56,944,145)
------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                   (131,773,401)
------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(105,086,457)
------------------------------------------------------------------------------




                      See Notes to Financial Statements.

      28 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets               For the Years Ended July 31,



                                                                         2001           2000
---------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $  26,686,944  $  23,895,387
   Net realized gain (loss)                                            (74,829,256)     3,817,271
   Increase in net unrealized appreciation (depreciation)              (56,944,145)    56,135,709
---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                  (105,086,457)    83,848,367
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (30,367,835)   (21,444,516)
   Net realized gains                                                   (3,265,259)    (4,876,562)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (33,633,094)   (26,321,078)
---------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                    213,009,741    200,221,022
   Net asset value of shares issued in connection with the transfer
     of the CitiFund Balanced Fund's net assets (Note 9)               169,016,191             --
   Net asset value of shares issued in connection with the transfer
     of the Citi Select 200 Fund's net assets (Note 9)                  41,146,344             --
   Net asset value of shares issued in connection with the transfer
     of the Citi Select 300 Fund's net assets (Note 9)                  74,130,533             --
   Net asset value of shares issued for reinvestment of dividends       23,659,829     21,356,539
   Cost of shares reacquired                                          (328,774,411)  (361,612,656)
---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions      192,188,227   (140,035,095)
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       53,468,676    (82,507,806)

NET ASSETS:
   Beginning of year                                                   810,429,921    892,937,727
---------------------------------------------------------------------------------------------------
   End of year*                                                      $ 863,898,597  $ 810,429,921
---------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                      $2,144,306     $7,512,155
---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      29 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of paid-in capital amounting to $19,863 was reclassified to accumulated net realized loss and $21,164 was reclassified from undistributed net investment income to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2001, the Fund paid transfer agent fees of $703,145 to CFTC.


      30 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2001, SSB and its affiliates received brokerage commissions of $9,297.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of approximately $356,000 and $82,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2001, CDSCs paid to SSB were approximately:

                                                             Class B    Class L
--------------------------------------------------------------------------------
CDSCs                                                        $127,000    $7,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2001, total Distribution Plan fees incurred were as follows:

                                                                   Distribution
                                                                     Plan Fees
--------------------------------------------------------------------------------
Class A                                                              $1,703,595
--------------------------------------------------------------------------------
Class B                                                               1,677,164
--------------------------------------------------------------------------------
Class L                                                                 189,411
--------------------------------------------------------------------------------
Class O                                                                  35,962
--------------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $569,138,159
--------------------------------------------------------------------------------
Sales                                                               686,102,678
--------------------------------------------------------------------------------


At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $104,624,385
Gross unrealized depreciation                                       (42,741,720)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 61,882,665
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


      31 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

At July 31, 2001, the Fund had no securities on loan.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 2001, the Fund did not enter into any written call or put option contracts.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 2001, the Fund did not hold any futures contracts.

8. Forward Foreign Currency Contracts

At July 31, 2001, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

      Foreign               Local        Market     Settlement  Unrealized
      Currency             Currency      Value         Date     Gain (Loss)
      ----------------------------------------------------------------------
      To Buy:
      Euro                  43,750    $   38,200     12/12/01    $   (72 )
      Euro                  49,875        43,458     12/12/01         119
      ----------------------------------------------------------------------
                                                                       47
      ----------------------------------------------------------------------
      To Sell:
      British Pound        860,938     1,219,871     12/19/01     (24,545)
      Euro                  71,277        62,364       8/3/01        (146)
      Euro                 262,500       229,202     12/12/01      (6,168)
      Euro                  61,138        53,382     12/12/01      (1,819)
      Euro               1,273,473     1,111,931     12/12/01     (16,745)
      ----------------------------------------------------------------------
                                                                  (49,423)
      ----------------------------------------------------------------------
      Net Unrealized Loss on Forward Foreign Currency Contracts  $(49,376)
      ----------------------------------------------------------------------


      32 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

9. Transfer of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the CitiFund Balanced Fund ("CitiFund Balanced"), Citi Select 200 Fund ("Citi Select 200") and Citi Select 300 Fund ("Citi Select 300") pursuant to a plan of reorganization approved by CitiFund Balanced, Citi Select 200 and Citi Select 300 shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of CitiFund Balanced, Citi Select 200, Citi Select 300 and the Fund on the date of transfer were as follows:

                                       Total Net Assets
                                            of the
                        Shares Issued CitiFund Balanced,  Total Net Assets
                           by the     Citi Select 200 and      of the
      Acquired Funds        Fund        Citi Select 300         Fund
      ---------------------------------------------------------------------
      CitiFund Balanced  11,775,201      $169,016,191       $769,422,403
      Citi Select 200     2,866,915        41,146,344        769,422,403
      Citi Select 300     5,167,287        74,130,533        769,422,403
      ---------------------------------------------------------------------

The total net assets of CitiFund Balanced before acquisition included unrealized depreciation of $4,645,776, accumulated net realized loss of $887,796. The total net assets of the Citi Select 200 before acquisition included unrealized depreciation of $26,698,735. The total net assets of the Citi Select 300 before acquisition included unrealized depreciation of $8,341,894. Total net assets of the Fund immediately after the transfer were $1,053,715,471. The transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10.Capital Loss Carryforward

At July 31, 2001, the Portfolio had, for Federal income tax purposes, total of $25,532,000 of unused capital loss carryforwards available to offset future capital gains, To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                       2008        2009
     ----------------------------------------------------------------------
     Capital Loss Carryforwards                      $888,000   $24,644,000
     ----------------------------------------------------------------------

11.Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its share.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                             Class A      Class B     Class L    Class O
     ----------------------------------------------------------------------
     Total Paid-in Capital $818,720,320 $26,960,139 $23,170,412 $5,193,616
     ----------------------------------------------------------------------


      33 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                                         Year Ended                  Year Ended
                                                                        July 31, 2001               July 31, 2000
                                                                 --------------------------  --------------------------
                                                                   Shares        Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                       13,135,522  $ 186,089,273   11,999,498  $ 172,718,361
Net asset value of shares issued in connection with the transfer
    of the CitiFund Balanced Fund's net assets                    11,667,392    167,493,611           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 200 Fund's net assets                       2,842,869     40,800,669           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 300 Fund's net assets                       5,125,765     73,534,188           --             --
Shares issued on reinvestment                                      1,430,400     19,002,814      687,541      9,884,487
Shares reacquired                                                 (7,940,715)  (109,854,538)  (5,700,646)   (81,755,424)
-------------------------------------------------------------------------------------------------------------------------
Net Increase                                                      26,261,233  $ 377,066,017    6,986,393  $ 100,847,424
-------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                        1,073,389  $  15,137,386    1,334,840  $  18,993,330
Net asset value of shares issued in connection with the transfer
    of the CitiFund Balanced Fund's net assets                       107,809      1,522,580           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 200 Fund's net assets                          24,046        345,675           --             --
Net asset value of shares issued in connection with the transfer
    of the Citi Select 300 Fund's net assets                          41,522        596,345           --             --
Shares issued on reinvestment                                        307,406      4,113,826      775,062     11,044,262
Shares reacquired                                                (15,262,049)  (215,092,868) (19,313,105)  (276,308,649)
-------------------------------------------------------------------------------------------------------------------------
Net Decrease                                                     (13,707,877) $(193,377,056) (17,203,203) $(246,271,057)
-------------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                          837,370  $  11,710,549      588,506  $   8,372,402
Shares issued on reinvestment                                         32,851        434,093       19,632        282,549
Shares reacquired                                                   (231,421)    (3,140,694)    (140,448)    (1,998,385)
-------------------------------------------------------------------------------------------------------------------------
Net Increase                                                         638,800  $   9,003,948      467,690  $   6,656,566
-------------------------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                            5,003  $      72,533        9,574  $     136,929
Shares issued on reinvestment                                          8,207        109,096       10,158        145,241
Shares reacquired                                                    (49,437)      (686,311)    (109,393)    (1,550,198)
-------------------------------------------------------------------------------------------------------------------------
Net Decrease                                                         (36,227) $    (504,682)     (89,661) $  (1,268,028)
-------------------------------------------------------------------------------------------------------------------------


      34 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $14.83    $13.86    $16.52   $15.53  $14.51
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.43      0.45      0.45     0.70    0.80
 Net realized and unrealized gain (loss)   (1.99)     1.00      0.92     1.80    1.36
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.56)     1.45      1.37     2.50    2.16
---------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.48)    (0.40)    (0.37)   (0.68)  (0.82)
 Net realized gains                        (0.05)    (0.08)    (3.66)   (0.83)  (0.32)
---------------------------------------------------------------------------------------
Total Distributions                        (0.53)    (0.48)    (4.03)   (1.51)  (1.14)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year              $12.74    $14.83    $13.86   $16.52  $15.53
---------------------------------------------------------------------------------------
Total Return                              (10.73)%   10.62%    12.27%   16.70%  15.48%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $709      $436      $310     $279    $248
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.02%     1.04%     1.08%    1.05%   1.06%
 Net investment income                      3.04      3.10      3.26     4.29    5.29
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       43%       60%     110%     45%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


      35 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 14.78    $13.82    $16.49   $15.52  $14.51
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.34      0.37      0.38     0.62    0.73
 Net realized and unrealized gain (loss)   (1.98)     1.01      0.93     1.80    1.35
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.64)     1.38      1.31     2.42    2.08
---------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.41)    (0.34)    (0.32)   (0.62)  (0.75)
 Net realized gains                        (0.05)    (0.08)    (3.66)   (0.83)  (0.32)
---------------------------------------------------------------------------------------
Total Distributions                        (0.46)    (0.42)    (3.98)   (1.45)  (1.07)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 12.68    $14.78    $13.82   $16.49  $15.52
---------------------------------------------------------------------------------------
Total Return                              (11.28)%   10.09%    11.78%   16.17%  14.88%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $129      $353      $568     $740    $951
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.47%     1.55%     1.56%    1.52%   1.52%
 Net investment income                      2.51      2.60      2.81     3.87    4.85
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       43%       60%     110%     45%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.



      36 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(2)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $14.79    $13.83    $16.52    $17.14
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.32      0.34      0.35      0.02
 Net realized and unrealized gain (loss)   (1.98)     1.01      0.91     (0.41)
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.66)     1.35      1.26     (0.39)
-----------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.38)    (0.31)    (0.29)       --
 Net realized gains                        (0.05)    (0.08)    (3.66)    (0.23)
-----------------------------------------------------------------------------------
Total Distributions                        (0.43)    (0.39)    (3.95)    (0.23)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year              $12.70    $14.79    $13.83    $16.52
-----------------------------------------------------------------------------------
Total Return                              (11.44)%    9.87%    11.43%    (2.28)%++
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $20,939   $14,943    $7,508      $486
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.73%     1.80%     1.85%     1.74%+
 Net investment income                      2.34      2.34      2.54      2.51+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       43%       60%      110%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period June 15, 1998 (inception) to July 31, 1998.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

      37 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class O Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/ 1997/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $14.79    $13.83    $16.50     $15.53      $14.51
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.37      0.37      0.39       0.64        0.73
 Net realized and unrealized gain (loss)   (2.00)     1.01      0.92       1.79        1.36
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.63)     1.38      1.31       2.43        2.09
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.42)    (0.34)    (0.32)     (0.63)      (0.75)
 Net realized gains                        (0.05)    (0.08)    (3.66)     (0.83)      (0.32)
----------------------------------------------------------------------------------------------
Total Distributions                        (0.47)    (0.42)    (3.98)     (1.46)      (1.07)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $12.69    $14.79    $13.83     $16.50      $15.53
----------------------------------------------------------------------------------------------
Total Return                              (11.19)%   10.13%    11.79%     16.19%      15.01%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $4,465    $5,738    $6,606     $8,838      $9,381
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.39%     1.53%     1.50%      1.48%       1.47%
 Net investment income                      2.64      2.62      2.83       3.89        4.89
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       63%       43%       60%       110%         45%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class O shares.

      38 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Balanced Fund of Smith Barney Income Funds (''Fund'') as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
September 10, 2001


      39 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2001:

    . A corporate dividends received deduction of 18.96%.
    . Total long-term capital gain distributions paid of $3,265,259.

A total of 7.30% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

      40 Smith Barney Balanced Fund | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                                 BALANCED FUND



            TRUSTEES                    INVESTMENT ADVISER
            Lee Abraham                 Smith Barney Fund
            Allan J. Bloostein            Management LLC
            Jane F. Dasher
            Donald R. Foley             DISTRIBUTOR
            Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
            Paul Hardin
            Heath B. McLendon, Chairman CUSTODIAN
            Roderick C. Rasmussen       PFPC Trust Company
            John P. Toolan
                                        TRANSFER AGENT
            OFFICERS                    Citi Fiduciary Trust Company
            Heath B. McLendon           125 Broad Street, 11th Floor
            President and               New York, New York 10004
            Chief Executive Officer
                                        SUB-TRANSFER AGENT
            Lewis E. Daidone            PFPC Global Fund Services
            Senior Vice President and   P.O. Box 9699
            Treasurer                   Providence, Rhode Island
                                        02940-9699
            John C. Bianchi, CFA
            Vice President and
            Investment Officer

            James E. Conroy
            Vice President and
            Investment Officer

            Charles P. Graves III, CFA
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Balanced Fund




 This report is submitted for the general information of the shareholders of Smith Barney Income Funds --Smith Barney Balanced Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY BALANCED FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 [LOGO] Salomon Smith Barney

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0426 9/01

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
                                  SMITH BARNEY
                                CONVERTIBLE FUND
     ---------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2001

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

     ---------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
     ---------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report o July 31, 2001

SMITH BARNEY
CONVERTIBLE FUND

[PHOTO OMITTED]

ROSS S. MARGOLIES
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
ROSS S. MARGOLIES
--------------------------------------------------------------------------------

Ross S. Margolies, a portfolio manager at Salomon Brothers Asset Management, has more than 20 years of securities business experience.

Education: BA in Economics from Johns Hopkins University, MBA in finance from New York University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity of interests in the issuer at a predetermined price or rate. The Fund also may invest up to 35% of its assets in "synthetic convertible securities," equity securities and debt securities that are not convertible.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 9, 1986

MANAGER TENURE
--------------------------------------------------------------------------------
Since November 21, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
20 Years

                            CLASS A        CLASS B      CLASS L      CLASS O
--------------------------------------------------------------------------------
NASDAQ                       SCRAX          SCVSX        CNVSL        SCVOX
--------------------------------------------------------------------------------
INCEPTION                   11/6/92        9/9/86       6/15/98      11/7/94
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2001

                                      Without Sales Charges(1)

                            Class A         Class B       Class L     Class O
--------------------------------------------------------------------------------
One-Year                     6.16%           5.53%         5.38%       5.51%
--------------------------------------------------------------------------------
Five-Year                    7.16            6.60           N/A        6.60
--------------------------------------------------------------------------------
Ten-Year                      N/A            8.02           N/A         N/A
--------------------------------------------------------------------------------
Since Inception+             7.79            7.45          1.70        7.72
--------------------------------------------------------------------------------

                                       With Sales Charges(2)

                            Class A         Class B       Class L     Class O
--------------------------------------------------------------------------------
One-Year                     0.82%           0.53%         3.31%       4.51%
--------------------------------------------------------------------------------
Five-Year                    6.07            6.45           N/A        6.60
--------------------------------------------------------------------------------
Ten-Year                      N/A            8.02           N/A         N/A
--------------------------------------------------------------------------------
Since Inception+             7.15            7.45          1.38        7.72
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders                                         1
Fund at a Glance                                                   4
Historical Performance                                             5
Growth of $10,000                                                  8
Schedule of Investments                                            9
Statement of Assets and Liabilities                               13
Statement of Operations                                           14
Statements of Changes in Net Assets                               15
Notes to Financial Statements                                     16
Financial Highlights                                              20
Independent Auditors' Report                                      23
Tax Information                                                   24

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Convertible Fund ("Fund") for the year ended July 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Overview

For the year ended July 31, 2001, the Fund's Class A shares, without sales charges, returned 6.16%. In comparison, the Merrill Lynch All Convertibles Index ("Merrill Lynch Index")(1) (a broad market convertible index) returned 11.5% and the Standard & Poor's 500 Index ("S&P 500")(2) returned negative 14.32% for the same period. Moreover, the Fund's Lipper Inc. ("Lipper")(3) peer group of convertible securities funds returned negative 10.62% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund invests primarily in convertible securities. These securities are bonds or preferred stocks that may be converted into common stock or other equity interest in the issuer at a pre-determined price or rate. In evaluating a convertible security, we analyze the equity characteristics of the underlying common stock as well as the fixed income characteristics of the security itself. Our goal is to maximize return potential while also reducing risk by providing income and helping to preserve principal for our shareholders.(4)

While no guarantees can be made, we have sought to position the Fund like a classic convertible fund, participating in the upside potential of common stocks while still providing some degree of downside support and a high level of current income. Last year we had positioned the Fund's portfolio to be less equity sensitive than the broad convertible market which at the time had an unusually high component of "deep in the money" convertibles. ("Deep in the money" refers to a convertible security which has an exercise price well below the market price of the underlying stock.) This was the direct result of our individual analysis of the equity sensitive securities and our assessment that many of these securities were unattractive, being inflated in price due to the speculative state of the stock market. Over the twelve months to July 31, 2001, however, the convertible market in general steadily became less equity sensitive due to declining stock prices and a large amount of new issuance of very defensive zero coupon convertible securities. The result was that by July 2001 the Fund's equity sensitivity was representative of the convertible market as a whole. In the future, unless we have a market anomaly such as experienced in 1999-2000, we would expect the fund to have portfolio characteristics that are generally representative of the broad convertible market. Our objective is to outperform the broad convertible market over time based on our security selection process.

There are over 25 people on our investment team that contribute to the Smith Barney Convertible Fund's performance. During the past six months we have added two additional people who are primarily dedicated to our convertible portfolios. Recently, Peter Luke, was named a manager of the Fund. Mr. Luke has over 30 years experience in convertibles investing. Kent Bailey, a convertible analyst, has four years experience in convertibles. With these additions, our investment strategy will remain the same while we hope to improve on what has been a very successful implementation of this strategy.

----------
(1) The Merrill Lynch Index is a rule driven index, which includes all bonds and preferreds of U.S. registered companies which have $50 million or more in aggregate market value and are convertibles in U.S. dollar denominated common stocks, ADRs or cash equivalents. Please note that an investor cannot invest directly in an index.
(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(3) Lipper is a major independent mutual fund tracking organization. Average returns are based on the twelve-month period as of July 31, 2001, calculated among 68 funds in the convertible securities funds category including the reinvestment of dividends and capital gains excluding sales charges.
(4) Please keep in mind convertible securities are subject to stock market, credit and interest rate risks. The Fund is subject to certain risks of overseas investing, including currency fluctuations. In addition the Fund invests in high-yield securities. Although these issues are lower-rated and inherently more risky than higher-rated fixed-income securities, they typically provide shareholders with more income.


  1    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

Market Overview and Outlook

The broad convertible market as measured by the Merrill Lynch Index, declined by 11.5% in the year ended July 31, 2001. Due to the relatively high equity sensitivity of the market at the beginning of the period, as explained in the previous section, the convertible market provided a lower than normal degree of protection from the decline in equity prices (the S&P 500 declined by 14.32%). We are very pleased with the performance of the Fund's Class A shares for the period as it returned positive 6.16%, without sales charges. (Of course, past performance is not indicative of future results). Going forward we believe that the convertible market's returns will be primarily a function of how the equity and the high yield markets perform. The equity markets are important because the most important driver of a convertible's performance is the issuer's common stock. At the same time, the large number of "busted convertibles" (busted convertibles are securities where the underlying common stock has declined to prices that are so far below the conversion price that the security now trades based on its fixed income value) in the market ensures that it will have a higher than normal sensitivity to credit spreads, particularly those in the high yield market. When it becomes apparent that the US economy will improve from its current depressed state, we expect positive contributions to the convertible market from rising stock prices and tightening credit spreads. On the other hand, the current economic environment is one of decline.

While both monetary and fiscal policies have turned to stimulus, we do not expect any significant recovery in the U.S. economy until 2002. Deteriorating corporate earnings are still offsetting the positive effects of economic policy and we expect the stock market to remain in a broad trading range until enough time passes to absorb the excesses that the Internet bubble brought to our economy. Regardless of our economic outlook, we will continue with our investment style of focusing on "bottom-up"(5) security analysis with an emphasis on using the convertible structure to quantify and reduce downside risk. (Of course, no guarantees can be made that our approach will be successful.)

Portfolio Update

The very positive performance of the year ended July 31, 2001 came, as usual, from diverse areas of the market. The strongest contributors to return were from the consumer cyclical, health care, financial and energy sectors of the market while the largest negative returns came from the communications services and basic materials sectors. During the year we reduced our exposure to the consumer cyclical, capital goods and energy sectors while significantly increasing our holdings in communications services, health care and financials.

In communications services we are particularly intrigued by companies with convertibles offering yields in excess of 20% per year where our analysis indicates either that the company is fundamentally sound and is being mispriced by the marketplace or that debt restructuring/buybacks/exchanges will result in significant price appreciation.

We also have a significant position in the beaten down technology sector where we have been successful in finding attractively priced convertible instruments issued by fundamentally sound technology companies and are comfortable with the yields being obtained while waiting for this depressed area of the market to recover.

Having trimmed our energy exposure in anticipation of the recent decline in energy prices we are now preparing to rebuild our positions since long term fundamentals for this business remain very favorable.

----------
(5) A "bottom-up" investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


  2   Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

It is important to remember, however, that even though our economic sector weightings will change from year to year, this is not driven by any kind of top down analysis. We will continue to employ our approach of "bottom-up" security analysis and selection in the management of the portfolio, combining the characteristics of the underlying common stocks with those of the convertible instruments to quantify and control risk and ensure a balanced approach to the convertible market.

Thank you for your investment in the Smith Barney Convertible Fund.

Sincerely,


/s/ Heath McLendon                                   /s/ Ross S. Margolies

Heath McLendon                                       Ross S. Margolies
Chairman                                             Investment Officer

September 7, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


  3    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
             Smith Barney Convertible Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Novartis AG ........................................................... 3.5%

 2. Costco Cos., Inc. ..................................................... 3.1

 3. Washington Mutual ..................................................... 2.9

 4. Solectron Corp. ....................................................... 2.7

 5. Clear Channel Communications .......................................... 2.5

 6. News America Holdings ................................................. 2.5

 7. Comverse Technology ................................................... 2.3

 8. Safeway Inc. .......................................................... 2.2

 9. NTL Communications Corp. .............................................. 2.2

10. Wendy's Financing I ................................................... 2.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                            3.1%   Basic Industries
                           14.6%   Communications
                            9.8%   Consumer Cyclicals
                           10.4%   Consumer Non-Cyclicals
                            6.3%   Energy
                           14.6%   Financial Services
                           18.4%   Healthcare
                           22.8%   Technology

--------------------------------------------------------------------------------
                             Investment Breakdown*+
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                            0.5%   Warrants
                            8.2%   Common Stock
                            7.7%   Repurchase Agreement
                           18.3%   Convertible Preferred Stock
                           65.3%   Convertible Bonds

* All information is as of July 31, 2001. Please note that the Fund's holdings are subject to change.
+     As a percentage of total investments.
++ As a percentage of total investments, excluding warrants and repurchase agreement.


  4    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End        Income        Capital Gain      Return       Total(1)
Year Ended                 of Year     of Year     Dividends      Distributions   of Capital    Returns(1)
==========================================================================================================
7/31/01                     $15.50      $15.73       $0.71            $0.00          $0.00          6.16%
----------------------------------------------------------------------------------------------------------
7/31/00                      15.25       15.50        0.65             0.00           0.00          6.13
----------------------------------------------------------------------------------------------------------
7/31/99                      16.90       15.25        0.66             0.44           0.00         (3.11)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.61       16.90        0.79             1.26           0.00          1.97
----------------------------------------------------------------------------------------------------------
7/31/97                      15.66       18.61        0.75             0.36           0.00         26.94
----------------------------------------------------------------------------------------------------------
7/31/96                      15.27       15.66        0.73             0.00           0.00          7.41
----------------------------------------------------------------------------------------------------------
7/31/95                      14.56       15.27        0.73             0.00           0.00         10.35
----------------------------------------------------------------------------------------------------------
7/31/94                      14.99       14.56        0.73             0.00           0.00          1.99
----------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93        13.82       14.99        0.51             0.03           0.00         12.63+
==========================================================================================================
  Total                                              $6.26            $2.09          $0.00
==========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End        Income        Capital Gain      Return        Total
Year Ended                 of Year     of Year     Dividends      Distributions   of Capital    Returns(1)
==========================================================================================================
7/31/01                     $15.45      $15.66       $0.63            $0.00          $0.00          5.53%
----------------------------------------------------------------------------------------------------------
7/31/00                      15.22       15.45        0.59             0.00           0.00          5.59
----------------------------------------------------------------------------------------------------------
7/31/99                      16.89       15.22        0.60             0.44           0.00         (3.61)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.60       16.89        0.71             1.26           0.00          1.51
----------------------------------------------------------------------------------------------------------
7/31/97                      15.66       18.60        0.67             0.36           0.00         26.29
----------------------------------------------------------------------------------------------------------
7/31/96                      15.27       15.66        0.66             0.00           0.00          6.91
----------------------------------------------------------------------------------------------------------
7/31/95                      14.56       15.27        0.66             0.00           0.00          9.80
----------------------------------------------------------------------------------------------------------
7/31/94                      14.99       14.56        0.66             0.00           0.00          1.50
----------------------------------------------------------------------------------------------------------
7/31/93                      13.84       14.99        0.62             0.04           0.00         13.40
----------------------------------------------------------------------------------------------------------
7/31/92                      12.51       13.84        0.64             0.00           0.02         16.25
==========================================================================================================
  Total                                              $6.44            $2.10          $0.02
==========================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End        Income        Capital Gain      Return        Total
Year Ended                 of Year     of Year     Dividends      Distributions   of Capital    Returns(1)
==========================================================================================================
7/31/01                     $15.36      $15.61       $0.57            $0.00          $0.00          5.38%
----------------------------------------------------------------------------------------------------------
7/31/00                      15.18       15.36        0.56             0.00           0.00          5.07
----------------------------------------------------------------------------------------------------------
7/31/99                      16.90       15.18        0.57             0.44           0.00         (4.08)
----------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98        17.14       16.90        0.12             0.00           0.00         (0.74)+
==========================================================================================================
  Total                                              $1.82            $0.44          $0.00
==========================================================================================================

  5    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class O Shares
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End        Income        Capital Gain      Return        Total
Year Ended                 of Year     of Year     Dividends      Distributions   of Capital    Returns(1)
==========================================================================================================
7/31/01                     $15.41      $15.62       $0.63            $0.00          $0.00           5.51%
----------------------------------------------------------------------------------------------------------
7/31/00                      15.19       15.41        0.59             0.00           0.00           5.57
----------------------------------------------------------------------------------------------------------
7/31/99                      16.87       15.19        0.60             0.44           0.00          (3.66)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.58       16.87        0.71             1.26           0.00           1.53
----------------------------------------------------------------------------------------------------------
7/31/97                      15.64       18.58        0.68             0.36           0.00          26.37
----------------------------------------------------------------------------------------------------------
7/31/96                      15.27       15.64        0.67             0.00           0.00           6.82
----------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95        14.09       15.27        0.49             0.00           0.00          12.17+
==========================================================================================================
  Total                                              $4.37            $2.06          $0.00
==========================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End        Income        Capital Gain      Return        Total
Year Ended                 of Year     of Year     Dividends      Distributions   of Capital    Returns(1)
==========================================================================================================
7/31/01                     $15.61      $15.85       $0.78            $0.00          $0.00           6.65%
----------------------------------------------------------------------------------------------------------
7/31/00                      15.34       15.61        0.70             0.00           0.00           6.62
----------------------------------------------------------------------------------------------------------
7/31/99                      16.98       15.34        0.71             0.44           0.00          (2.68)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.66       16.98        0.84             1.26           0.00           2.42
----------------------------------------------------------------------------------------------------------
7/31/97                      15.68       18.66        0.80             0.36           0.00          27.44
----------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96        16.15       15.68        0.39             0.00           0.00          (0.56)+
==========================================================================================================
  Total                                              $4.22            $2.06          $0.00
==========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                 --------------------------------------------------------
                                 Class A     Class B     Class L      Class O    Class Y
=========================================================================================
Year Ended 7/31/01                6.16%       5.53%       5.38%        5.51%      6.65%
-----------------------------------------------------------------------------------------
Five Years Ended 7/31/01          7.16        6.60         N/A         6.60       7.63
-----------------------------------------------------------------------------------------
Ten Years Ended 7/31/01            N/A        8.02         N/A          N/A        N/A
-----------------------------------------------------------------------------------------
Inception* through 7/31/01        7.79        7.45        1.70         7.72       6.83
=========================================================================================

                                                  With Sales Charges(2)
                                 --------------------------------------------------------
                                 Class A     Class B     Class L      Class O    Class Y
=========================================================================================
Year Ended 7/31/01                0.82%       0.53%       3.31%        4.51%      6.65%
-----------------------------------------------------------------------------------------
Five Years Ended 7/31/01          6.07        6.45         N/A         6.60       7.63
-----------------------------------------------------------------------------------------
Ten Years Ended 7/31/01            N/A        8.02         N/A          N/A        N/A
-----------------------------------------------------------------------------------------
Inception* through 7/31/01        7.15        7.45        1.38         7.72       6.83
=========================================================================================

  6   Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Cumulative Total Returns
================================================================================

                                                   Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/01)                        92.37%
--------------------------------------------------------------------------------
Class B (7/31/91 through 7/31/01)                          116.26
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/01)                         5.42
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/01)                        64.98
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/01)                        43.62
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


  7    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and Lipper Convertible Securities Fund Peer

Group Average+

--------------------------------------------------------------------------------
                             July 1991 -- July 2001

  [The following table was depicted as a line chart in the printed material.]

                                     Lipper Convertible
                  Smith Barney         Securities Fund        Standard & Poor's
                Convertible Fund     Peer Group Average          500 Index
                ----------------     ------------------          ---------

Jul 1991              10000                 10000                 10000
Jul 1992              11625                 11711                 11279
Jul 1993              13183                 13831                 12264
Jul 1994              13381                 14304                 12897
Jul 1995              14692                 16193                 16264
Jul 1996              15707                 17581                 18957
Jul 1997              19837                 20962                 26605
Jul 1998              20137                 22383                 31740
Jul 1999              19409                 24616                 38150
Jul 2000              20494                 30187                 41970
Jul 2001              21626                 26811                 35956

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1991, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 68 mutual funds, as of July 31, 2001, investing in convertible securities. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


  8    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                            July 31, 2001
================================================================================

   SHARES                                SECURITY                                   VALUE
============================================================================================
COMMON STOCK -- 8.2%

Basic Industries -- 1.0%
     100,000             AK Steel Holding Corp.                                 $  1,311,000
--------------------------------------------------------------------------------------------
Communications -- 0.2%
      35,000             UnitedGlobalCom, Inc., Class A (a)                          235,900
--------------------------------------------------------------------------------------------
Consumer Cyclicals -- 0.7%
      60,000             Staples, Inc. (a)                                           899,400
--------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.6%
      12,500             The News Corp. Ltd. ADR (b)                                 386,875
      65,000             Safeway Inc. (a)                                          2,870,400
--------------------------------------------------------------------------------------------
                                                                                   3,257,275
--------------------------------------------------------------------------------------------
Energy -- 1.2%
       5,900             SEACOR SMIT, Inc. (a)                                       263,767
     120,000             Tesoro Petroleum Corp. (a)                                1,332,000
--------------------------------------------------------------------------------------------
                                                                                   1,595,767
--------------------------------------------------------------------------------------------
Healthcare -- 0.7%
      20,400             HCA Inc. (b)                                                937,380
--------------------------------------------------------------------------------------------
Technology -- 1.8%
      20,000             Comverse Technology, Inc. (a)(b)                            565,600
      70,000             I2 Technologies, Inc. (a)                                   675,500
     115,000             Redback Networks Inc. (a)                                   736,000
      23,000             Sun Microsystems, Inc. (a)                                  374,670
--------------------------------------------------------------------------------------------
                                                                                   2,351,770
--------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK
                         (Cost -- $11,315,285)                                    10,588,492
============================================================================================
CONVERTIBLE PREFERRED STOCK -- 18.3%
Basic Industries -- 1.8%
      50,000             International Paper Capital Trust, 5.250%                 2,318,750
--------------------------------------------------------------------------------------------
Communications -- 3.1%
      17,500             TCI Pacific Communications, 5.000% (c)                    2,320,937
     130,500             UnitedGlobalCom, Inc., Series C, 7.000%                   1,631,250
--------------------------------------------------------------------------------------------
                                                                                   3,952,187
--------------------------------------------------------------------------------------------
Consumer Cyclicals -- 2.1%
      50,000             Wendy's Financing I, Series A, 5.000%                     2,712,500
--------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.0%
      80,000             Sinclair Broadcast Group, Inc.,  6.000%                   2,472,000
--------------------------------------------------------------------------------------------
Financial Services -- 7.3%
      55,000             CNB Capital Trust I, 6.000%                               2,255,000
      38,000             Equity Office Properties Trust, Series B, 5.250%          1,776,500
      30,000             Vornado Realty Trust, Series A, 6.500%                    1,606,500
      40,000             Washington Mutual, Inc., 8.000% (d)                       3,641,600
--------------------------------------------------------------------------------------------
                                                                                   9,279,600
--------------------------------------------------------------------------------------------
Healthcare -- 2.0%
      65,000             Pharmacia Corp., 6.500%                                   2,606,500
--------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK
                         (Cost -- $23,661,276)                                    23,341,537
============================================================================================

                       See Notes to Financial Statements.

  9    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2001
================================================================================

    FACE
   AMOUNT        RATING(e)               SECURITY                                   VALUE
============================================================================================
CONVERTIBLE BONDS -- 65.3%
Communications -- 10.2%
$  2,000,000     BBB-    AT&T Corp., Liberty Media, 3.500% due 1/15/31 (f)      $  1,712,500
   2,250,000     B-      Echostar Communications Corp., 5.750% due 5/15/08         2,129,062
   2,000,000     NR      Mercury Interactive Corp., 4.750% due 7/1/07              1,550,000
                         NTL Communications Corp.:
   2,300,000     Caa1*     7.000% due 12/15/08 (b)                                   994,750
   5,000,000     B2*       6.750% due 5/15/08 (g)                                  2,768,750
   2,000,000     CCC+    NTL Delaware Inc., 5.750% due 12/15/09                      627,500
   2,500,000     Ba1*    Rogers Communications, Inc., 2.000% due 11/26/05          1,993,750
   6,500,000     CCC+    XO Communications Inc., 5.750% due 1/15/09 (g)            1,235,000
--------------------------------------------------------------------------------------------
                                                                                  13,011,312
--------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.2%
   4,000,000     A-      Costco Cos., Inc., zero coupon due 8/19/17                4,010,000
   2,250,000     BB+     Hilton Hotels Corp., 5.000% due 5/15/06                   2,053,124
   2,500,000     A       Lowe's Companies Inc., zero coupon due 2/16/21            1,815,625
--------------------------------------------------------------------------------------------
                                                                                   7,878,749
--------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.0%
   3,000,000     BBB-    Clear Channel Communications, Inc., 2.625% due 4/1/03     3,240,000
   6,500,000     BBB-    News America Holdings, zero coupon due 2/28/21            3,176,875
--------------------------------------------------------------------------------------------
                                                                                   6,416,875
--------------------------------------------------------------------------------------------
Energy -- 4.5%
   2,000,000     A       Diamond Offshore Drilling Inc., 1.500% due 4/15/31        1,732,500
   2,750,000     Ca*     Friede Goldman Halter, Inc., 4.500% due 9/15/04 (h)         591,250
   2,000,000     BB      Pogo Producing Co., 5.500% due 6/15/06                    1,875,000
   1,500,000     BBB-    Seacor Holdings Inc., 5.375% due 11/15/06 (b)             1,571,250
--------------------------------------------------------------------------------------------
                                                                                   5,770,000
--------------------------------------------------------------------------------------------
Financial Services -- 6.2%
   2,500,000     NR      JMH Finance Ltd., 4.750% due 9/6/07                       2,575,000
   4,500,000     AA-     Merrill Lynch & Co., zero coupon due 5/23/31              2,278,125
   1,500,000     A+      PMI Group Inc., 2.500% due 7/15/21 (g)                    1,563,750
   2,500,000     A+      XL Capital Ltd., zero coupon due 5/23/21 (g)              1,484,375
--------------------------------------------------------------------------------------------
                                                                                   7,901,250
--------------------------------------------------------------------------------------------
Healthcare -- 14.1%
   3,000,000     NR      Alkermes Inc., 3.750% due 2/15/07                         2,032,500
     275,000     B       Alpharma Inc., 3.000% due 6/1/06                            295,968
                         Health Management Associates:
   3,500,000     BBB       0.250% due 8/16/20 (b)                                  2,458,750
     250,000     BBB       0.250% due 8/16/20 (g)                                    175,938
   1,500,000     NR      ICN Pharmaceuticals Inc., 6.500% due 7/15/08 (g)          1,687,500
   2,500,000     NR      Medarex Inc., 4.500% due 7/1/06                           2,390,625
   3,250,000     Aaa*    Novartis AG, 2.000% due 10/6/02                           4,436,250
   1,250,000     NR      Province Healthcare Co., 4.500% due 11/20/05 (g)          1,420,313
   1,500,000     BBB-    Teva Pharmaceutical LLC, 1.500% due 10/15/05 (g)          1,636,875
     500,000     BBB-    Universal Health Services, 0.426% due 6/23/20               314,374
   1,500,000     NR      Vertex Pharmaceuticals, 5.000% due 9/19/07                1,143,750
--------------------------------------------------------------------------------------------
                                                                                  17,992,843
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 10    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

    FACE
   AMOUNT        RATING(e)               SECURITY                                   VALUE
============================================================================================
Technology -- 19.1%
$  4,500,000     CCC+    Aspect Communications Corp., zero coupon due 8/10/18   $    922,500
   1,250,000     A-      Burr-Brown Corp., 4.250% due 2/15/07 (i)                  1,412,500
   3,250,000     B+      Ciena Corp., 3.750% due 2/1/08                            2,429,375
   2,250,000     B       Citrix Systems Inc., zero coupon due 3/22/19 (b)          1,262,813
                         CommScope, Inc.:
   2,975,000     Baa3*     4.000% due 12/15/06                                     2,565,938
     275,000     Baa3*     4.000% due 12/15/06 (g)                                   237,188
   4,000,000     BB      Comverse Technology Inc., 1.500% due 12/1/05              2,950,000
   1,750,000     B+      Cypress Semiconductor Corp., 4.000% due 2/1/05            1,655,938
   2,000,000     B-      Doubleclick Inc., 4.750% due 3/15/06                      1,425,000
   2,500,000     A+      Hewlett-Packard Co., zero coupon due 10/14/17             1,325,000
   2,500,000     B       I2 Technologies, Inc., 5.250% due 12/15/06 (b)            1,875,000
   3,250,000     NR      Network Associates, Inc., zero coupon due 2/13/18         1,401,563
     250,000     NR      PMC Sierra, Inc., 3.750% due 8/15/06                        266,250
   1,500,000     NR      Rational Software Corp., 5.000% due 2/1/07                1,275,000
   8,000,000     BBB     Solectron Corp., zero coupon due 11/20/20                 3,390,000
--------------------------------------------------------------------------------------------
                                                                                  24,394,065
--------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE BONDS
                         (Cost -- $85,292,637)                                    83,365,094
============================================================================================

   WARRANTS                              SECURITY                                   VALUE
============================================================================================
WARRANTS  -- 0.5%
      60,000             Federated Dept. Stores, Inc., Expire 12/19/01
                           (Cost -- $422,375) (a)                                    597,000
============================================================================================

    FACE
   AMOUNT                                SECURITY                                   VALUE
============================================================================================
REPURCHASE AGREEMENT -- 7.7%
$  9,784,000             J.P. Morgan Chase & Co., 3.850% due 8/1/01;
                           Proceeds at maturity -- $9,785,046;
                           (Fully collateralized by U.S. Treasury Bills,
                           due 9/6/01 to 2/28/02;
                           Market value -- $9,979,727) (Cost -- $9,784,000)        9,784,000
============================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $130,475,573**)                               $127,676,123
============================================================================================

(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 6).
(c)   Convertible into shares of AT&T Corp.
(d)   Convertible into shares of Bank United Corp.
(e) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(f)   Convertible into shares of Sprint PCS common stock.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(h)   Security is currently in default.
(i)   Convertible into shares of Texas Instruments Inc.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 12 for definition of bond ratings.

                       See Notes to Financial Statements.

 11    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B    -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Baa      -- Bonds rated "Baa" are considered to be medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca       -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

 12    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                July 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $130,475,573)                 $ 127,676,123
     Cash                                                                   302
     Dividends and interest receivable                                  718,420
     Receivable for Fund shares sold                                    117,167
     Receivable for securities sold                                   4,656,752
     Collateral for securities on loan (Note 6)                       7,848,700
--------------------------------------------------------------------------------
     Total Assets                                                   141,017,464
--------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 6)                          7,848,700
     Payable for securities purchased                                 3,857,784
     Investment advisory fee payable                                     52,169
     Administration fee payable                                          20,892
     Payable for Fund shares purchased                                   14,164
     Distribution fees payable                                            1,969
     Accrued expenses                                                   113,195
--------------------------------------------------------------------------------
     Total Liabilities                                               11,908,873
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 129,108,591
================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                   $       8,169
     Capital paid in excess of par value                            135,477,351
     Undistributed net investment income                              1,563,485
     Accumulated net realized loss from security transactions        (5,140,964)
     Net unrealized depreciation of investments                      (2,799,450)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 129,108,591
================================================================================
Shares Outstanding:
     Class A                                                          1,583,334
     ---------------------------------------------------------------------------
     Class B                                                            599,852
     ---------------------------------------------------------------------------
     Class L                                                            231,056
     ---------------------------------------------------------------------------
     Class O                                                             18,749
     ---------------------------------------------------------------------------
     Class Y                                                          5,735,731
     ---------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                               $       15.73
     ---------------------------------------------------------------------------
     Class B*                                                     $       15.66
     ---------------------------------------------------------------------------
     Class L**                                                    $       15.61
     ---------------------------------------------------------------------------
     Class O**                                                    $       15.62
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                               $       15.85
     ---------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value)      $       16.56
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value)      $       15.77
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

 13    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                         For the Year Ended July 31, 2001
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $   6,021,777
     Dividends                                                                         2,046,682
------------------------------------------------------------------------------------------------
     Total Investment Income                                                           8,068,459
------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                    633,239
     Administration fee (Note 2)                                                         253,296
     Distribution fees (Note 2)                                                          149,914
     Shareholder and system servicing fees                                                59,049
     Audit and legal                                                                      35,938
     Shareholder communications                                                           35,895
     Registration fees                                                                    20,474
     Trustees' fees                                                                       16,071
     Custody                                                                              14,585
     Pricing service fees                                                                  5,999
     Other                                                                                 9,013
------------------------------------------------------------------------------------------------
     Total Expenses                                                                    1,233,473
------------------------------------------------------------------------------------------------
Net Investment Income                                                                  6,834,986
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          208,379,091
        Cost of securities sold                                                      208,297,833
------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                    81,258
------------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
        Beginning of year                                                             (3,911,168)
        End of year                                                                   (2,799,450)
------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                                           1,111,718
------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                1,192,976
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $   8,027,962
================================================================================================

                       See Notes to Financial Statements.

 14    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                          2001             2000
====================================================================================================
OPERATIONS:
     Net investment income                                            $   6,834,986    $   6,711,372
     Net realized gain (loss)                                                81,258          (79,307)
     Decrease in net unrealized depreciation of investments               1,111,718        1,827,630
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               8,027,962        8,459,695
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (6,035,867)      (6,129,174)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (6,035,867)      (6,129,174)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                    21,914,015        9,745,512
     Net asset value of shares issued for reinvestment of dividends       1,185,792        1,296,152
     Cost of shares reacquired                                          (22,056,599)     (31,817,839)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions       1,043,208      (20,776,175)
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         3,035,303      (18,445,654)

NET ASSETS:
     Beginning of year                                                  126,073,288      144,518,942
----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 129,108,591    $ 126,073,288
====================================================================================================
* Includes undistributed net investment income of:                    $   1,563,485    $     765,567
====================================================================================================

                       See Notes to Financial Statements.


 15    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2001, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM") formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2001, the Fund paid transfer agent fees of $41,504 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency

 16    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2001, SSB received no brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal to or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of $72,000 and $24,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2001, CDSCs paid to SSB were approximately $12,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                            Class A       Class B       Class L       Class O
================================================================================
Distribution Plan Fees      $58,113       $77,780       $11,906       $2,115
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3.    Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $206,095,268
--------------------------------------------------------------------------------
Sales                                                                208,379,091
================================================================================

At July 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 6,691,212
Gross unrealized depreciation                                        (9,490,662)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,799,450)
================================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.    Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option,

 17    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2001, the Fund did not hold any purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 2001, the Fund did not enter into any written covered call or put option contracts.

6.    Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2001, the Fund loaned common stocks having a value of $7,600,619 and received cash collateral for loaned securities which was invested as follows:

Security Description                                                     Value
================================================================================
Floating Rate CD:
  First Union, 5.70% due 2/6/02                                       $  870,732
Floating Rate Note:
  Bear Stearns Co., 4.45% due 10/30/01                                   572,349
Repurchase Agreement:
  Salomon Smith Barney, 3.85% due 8/1/01                                 251,445
Time Deposits:
  Bank Brussels, 3.90% due 8/1/01                                      2,384,032
  Svenska Handles, 3.82% due 8/1/01                                    1,602,840
Tri-Party Repurchase:
  UBS Warburg, 3.90% due 8/1/01                                        2,167,302
--------------------------------------------------------------------------------
Total                                                                 $7,848,700
================================================================================

Income earned by the Fund from securities loaned for the year ended July 31, 2001 was $51,361.

7.    Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

 18    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At July 31, 2001, total paid-in capital amounted to the following for each class:

                           Class A      Class B      Class L    Class O    Class Y
====================================================================================
Total Paid-in Capital    $22,595,861  $12,013,332  $3,689,916  $394,280  $96,792,131
====================================================================================

Transactions in shares of each class were as follows:

                                             Year Ended                       Year Ended
                                           July 31, 2001                    July 31, 2000
                                   ----------------------------      ---------------------------
                                    Shares             Amount        Shares            Amount
================================================================================================
Class A
Shares sold                         770,593       $ 12,291,864        135,905      $  2,050,145
Shares issued on reinvestment        52,648            827,086         52,418           783,486
Shares reacquired                  (646,182)       (10,329,801)      (496,699)       (7,407,215)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             177,059       $  2,789,149       (308,376)     $ (4,573,584)
================================================================================================
Class B
Shares sold                         172,856       $  2,717,267         45,749      $    687,108
Shares issued on reinvestment        20,041            313,224         32,872           489,177
Shares reacquired                  (448,579)        (7,025,037)      (640,004)       (9,506,752)
------------------------------------------------------------------------------------------------
Net Decrease                       (255,682)      $ (3,994,546)      (561,383)     $ (8,330,467)
================================================================================================
Class L
Shares sold                         215,260       $  3,405,358          4,338      $     64,803
Shares issued on reinvestment         2,241             35,209            609             9,011
Shares reacquired                    (3,968)           (61,971)       (23,012)         (336,542)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             213,533       $  3,378,596        (18,065)     $   (262,728)
================================================================================================
Class O
Shares sold                              49              $ 771             62      $        957
Shares issued on reinvestment           659             10,273            976            14,478
Shares reacquired                    (2,790)           (44,068)       (17,881)         (266,378)
------------------------------------------------------------------------------------------------
Net Decrease                         (2,082)      $    (33,024)       (16,843)     $   (250,943)
================================================================================================
Class Y
Shares sold                         225,181       $  3,498,755        469,700      $  6,942,499
Shares reacquired                  (284,688)        (4,595,722)      (915,355)      (14,300,952)
------------------------------------------------------------------------------------------------
Net Decrease                        (59,507)      $ (1,096,967)      (445,655)     $ (7,358,453)
================================================================================================

8.    Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, approximately $3,464,000 of capital loss carryforwards, expiring July 31, 2009, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, will not be distributed.

 19    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                2001(1)          2000(1)          1999(1)           1998             1997
==========================================================================================================================
Net Asset Value, Beginning of Year          $    15.50       $    15.25       $    16.90       $    18.61       $    15.66
Income (Loss) From Operations:
  Net investment income                           0.80             0.69             0.69             0.73             0.78
  Net realized and unrealized gain (loss)         0.14             0.21            (1.24)           (0.39)            3.28
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.94             0.90            (0.55)            0.34             4.06
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.71)           (0.65)           (0.66)           (0.79)           (0.75)
  Net realized gains                                --               --            (0.44)           (1.26)           (0.36)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.71)           (0.65)           (1.10)           (2.05)           (1.11)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    15.73       $    15.50       $    15.25       $    16.90       $    18.61
--------------------------------------------------------------------------------------------------------------------------
Total Return                                      6.16%            6.13%           (3.11)%           1.97%           26.94%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   24,903       $   21,794       $   26,141       $   35,780       $   38,803
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.25%            1.34%            1.29%            1.25%            1.27%
  Net investment income                           5.09             4.62             4.45             4.09             4.61
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            177%             167%              27%              49%              57%
==========================================================================================================================

Class B Shares                                2001(1)          2000(1)          1999(1)           1998             1997
==========================================================================================================================
Net Asset Value, Beginning of Year          $    15.45       $    15.22       $    16.89       $    18.60       $    15.66
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.70             0.61             0.61             0.64             0.69
  Net realized and unrealized gain (loss)         0.14             0.21            (1.24)           (0.38)            3.28
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.84             0.82            (0.63)            0.26             3.97
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.63)           (0.59)           (0.60)           (0.71)           (0.67)
  Net realized gains                                --               --            (0.44)           (1.26)           (0.36)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.63)           (0.59)           (1.04)           (1.97)           (1.03)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    15.66       $    15.45       $    15.22       $    16.89       $    18.60
--------------------------------------------------------------------------------------------------------------------------
Total Return                                      5.53%            5.59%           (3.61)%           1.51%           26.29%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $    9,395       $   13,216       $   21,559       $   35,570       $   42,927
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.81%            1.86%            1.76%            1.74%            1.77%
  Net investment income                           4.59             4.10             3.98             3.60             4.12
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            177%             167%              27%              49%              57%
==========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

 20    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                2001(1)          2000(1)          1999(1)          1998(2)
=========================================================================================================
Net Asset Value, Beginning of Year          $    15.36       $    15.18       $    16.90       $    17.14
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.60             0.53             0.53             0.05
  Net realized and unrealized gain (loss)         0.22             0.21            (1.24)           (0.17)
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.82             0.74            (0.71)           (0.12)
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.57)           (0.56)           (0.57)           (0.12)
  Net realized gains                                --               --            (0.44)              --
---------------------------------------------------------------------------------------------------------
Total Distributions                              (0.57)           (0.56)           (1.01)           (0.12)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    15.61       $    15.36       $    15.18       $    16.90
---------------------------------------------------------------------------------------------------------
Total Return                                      5.38%            5.07%           (4.08)%          (0.74)%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $    3,607       $      270       $      540       $      210
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.92%            2.34%            2.30%            1.98%+
  Net investment income                           3.97             3.64             3.39             2.51+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            177%             167%              27%              49%
=========================================================================================================

Class O Shares                                2001(1)          2000(1)          1999(1)          1998(3)           1997
==========================================================================================================================
Net Asset Value, Beginning of Year          $    15.41       $    15.19       $    16.87       $    18.58       $    15.64
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.70             0.60             0.61             0.63             0.67
  Net realized and unrealized gain (loss)         0.14             0.21            (1.25)           (0.37)            3.31
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.84             0.81            (0.64)            0.26             3.98
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.63)           (0.59)           (0.60)           (0.71)           (0.68)
  Net realized gains                                --               --            (0.44)           (1.26)           (0.36)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.63)           (0.59)           (1.04)           (1.97)           (1.04)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    15.62       $    15.41       $    15.19       $    16.87       $    18.58
--------------------------------------------------------------------------------------------------------------------------
Total Return                                      5.51%            5.57%           (3.66)%           1.53%           26.37%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $      293       $      321       $      572       $    1,557       $    1,252
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.83%            1.90%            1.78%            1.70%            1.74%
  Net investment income                           4.53             4.06             4.00             3.63             4.14
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            177%             167%              27%              49%              57%
==========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from June 15, 1998 (inception date) to July 31, 1998.
(3)   On June 12, 1998, Class C shares were renamed Class O shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

 21    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares                                2001(1)        2000(1)        1999(1)         1998           1997
==================================================================================================================
Net Asset Value, Beginning of Year          $    15.61     $    15.34     $    16.98     $    18.66     $    15.68
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.88           0.78           0.76           0.77           0.83
  Net realized and unrealized gain (loss)         0.14           0.19          (1.25)         (0.35)          3.31
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.02           0.97          (0.49)          0.42           4.14
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.78)         (0.70)         (0.71)         (0.84)         (0.80)
  Net realized gains                                --             --          (0.44)         (1.26)         (0.36)
------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.78)         (0.70)         (1.15)         (2.10)         (1.16)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    15.85     $    15.61     $    15.34     $    16.98     $    18.66
------------------------------------------------------------------------------------------------------------------
Total Return                                      6.65%          6.62%         (2.68)%         2.42%         27.44%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   90,911     $   90,472     $   95,707     $   72,870     $   29,080
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.79%          0.87%          0.83%          0.83%          0.85%
  Net investment income                           5.57           5.10           4.87           4.49           5.04
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            177%           167%            27%            49%            57%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

 22    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees
of Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds ("Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG LLP

New York, New York
September 10, 2001


 23    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

      For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2001:

            o     A corporate dividends received deduction 16.80%.

 24    Smith Barney Convertible Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
  SMITH BARNEY
CONVERTIBLE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Ross S. Margolies
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Smith Barney Convertible Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Convertible Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01020 9/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                 MUNICIPAL HIGH
                                   INCOME FUND
--------------------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2001

                               [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

PETER M. COFFEY
PORTFOLIO MANAGER

[PHOTO] PETER M. COFFEY

PETER M. COFFEY

Peter M. Coffey has more than 32 years of securities business experience and assumed management of the Fund on February 3, 1999.

FUND OBJECTIVE

The Fund seeks to maximize current income exempt from federal income taxes by investing primarily in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized rating organization, or if unrated, of comparable quality.

FUND FACTS

FUND INCEPTION
-------------------------------------------------------------------------------
September 16, 1985

MANAGER TENURE
-------------------------------------------------------------------------------
2 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------------------------------------------------------------------
32 Years

                   CLASS A              CLASS B                CLASS L
----------------------------------------------------------------------
NASDAQ               STXAX                SXMTX                  SMHLX
----------------------------------------------------------------------
INCEPTION          11/6/92              9/16/85               11/17/94
----------------------------------------------------------------------

[LOGO] Classic Series

Annual Report . July 31, 2001

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

Average Annual Total Returns as of July 31, 2001

                      Without Sales Charges(1)

                  Class A      Class B     Class L
----------------------------------------------------
One-Year            6.84%       6.25%       6.21%
----------------------------------------------------
Five-Year           4.89        4.34        4.26
----------------------------------------------------
Ten-Year             N/A        5.53         N/A
----------------------------------------------------
Since Inception+    5.54        6.98        6.00
----------------------------------------------------

                        With Sales Charges(2)

                  Class A      Class B     Class L
----------------------------------------------------
One-Year            2.55%       1.75%       4.16%
----------------------------------------------------
Five-Year           4.04        4.19        4.06
----------------------------------------------------
Ten-Year             N/A        5.53         N/A
----------------------------------------------------
Since Inception+    5.04        6.98        5.84
----------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

     +Inception dates for Class A, B and L shares are November 6, 1992,
      September 16, 1985 and November 17, 1994, respectively.

What's Inside
Letter to Our Shareholders ....................................................1
Historical Performance ........................................................4
Fund at a Glance ..............................................................6
Schedule of Investments .......................................................7
Statement of Assets and Liabilities ..........................................18
Statement of Operations ......................................................19
Statements of Changes in Net Assets ..........................................20
Notes to Financial Statements ................................................21
Financial Highlights .........................................................24
Independent Auditors' Report .................................................27
Tax Information ..............................................................28

                               [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Municipal High Income Fund ("Fund") for the year ended July 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

For the year ended July 31, 2001, the Fund's Class A shares, without sales charges, returned 6.84%. In comparison the Lehman Brothers Municipal Bond Index(1) returned 10.08% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund seeks high current income exempt from federal income tax(2) by generally investing in intermediate and long-term municipal bonds rated medium investment-grade,(3) low investment grade or below investment-grade by a nationally recognized rating organization or if unrated, of comparable quality.(4)

Market Overview

During the period the U.S. Federal Reserve Board ("Fed") changed its focus from controlling inflation to re-energizing a slowing U.S. economy. The Fed commenced easing rates in early 2001, reducing the discount rate(5) six times during the period to 3.75% by the end of the period. (The Fed cut the rate a further 25 basis points(6) on August 21, 2001, after the Fund's reporting period ended.)

Early 2001 witnessed a more favorable supply and demand environment for the municipal bond market. We think affluent investors in particular reallocated more cash toward municipal bonds. A number of industry publications reported on the large proportion of new economy millionaires who are now looking to the municipal market as a way to possibly offset to their higher-risk holdings. New issue activity in the municipal bond market also substantially increased in February 2001. In our opinion, this pattern has a number of positive implications for individual investors interested in municipal bonds, including: higher yield potential relative to taxable bonds, much better product availability in many specialty states and in the general market, and a better selection of bonds from which to choose.

During the first half of the reporting period, the municipal bond market performed extremely well. Yields declined sharply, although not as rapidly as they did on U.S. Treasuries. In the U.S. Treasury bond market, yields declined by roughly 135 basis points on 10-year U.S. Treasury notes and by 101 basis points on 30-year U.S. Treasury bonds. In municipals, the decline in yield was roughly 75 basis points on revenue bonds and 90 basis points on high-grade(7) general obligation bonds.

-----------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

2 Please note that a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").

3 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

4 The Fund investments are subject to interest rate and credit risks. Portfolio holdings may include lower-quality securities that present greater risk of loss of principal and interest than higher-rated securities.

5 The discount rate is the interest rate the Federal Reserve Bank charge banks on short-term loans (usually overnight or on weekends).

6     A basis point is 0.01% or one one-hundredth of a percent.

7 High-grade bonds are rated triple-A or double-A by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.

1  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

Yields on long-term municipal bonds, however, were little changed during the last six months of the reporting period. The Bond Buyer's 25 Revenue Bond Index(8) fluctuated only slightly from an average of 5.52% from February to July 2001 and stood at 5.46% at the end of July. Only in recent weeks has the municipal market begun to show a stronger response, with the Revenue Bond Index declining steadily to 5.22% by the end of August. Although most of the Fed's easing actions took place during the second half of the period, this easing had already been largely addressed by the longer-end of the Treasury market during the first half of the period. Consequently, longer-term Treasuries were also little changed during the second half of the reporting period.

Market Outlook

Even though interest rates are at cyclical lows, economic and market conditions continue to favor investment in fixed income instruments. We believe the weak economy provides a benign inflation outlook and we don't think this latest round of rate cuts is likely to restore consumer confidence as long as corporate earnings remain weak and companies continue to reduce their workforce. We believe the Fed will probably cut rates at least once more before year-end to bolster their already aggressive effort to stimulate the economy.

In the meantime, the municipal market is benefiting from an asset reallocation out of equities. While municipal new issue volume is up nearly 40% over the same period last year, current supply is actually tight relative to demand. Over the near term, we expect investors to continue shying away from equities and remain focused on bonds as a safe haven from the weakness in stock prices. We also expect the collapse in short-term yields, with tax-exempt money funds now yielding less than two percent, to push more investors off the sidelines into longer-term bonds where they can obtain a reasonable return on their investment.

While we are in an environment, which had been positive for municipal bonds, we feel it is still critical to choose issues prudently. Quality spreads have narrowed considerably on medium-grade paper and we are taking this opportunity to reduce the Fund's number of medium-grade bonds that have lower coupons and shorter call features. Although quality spreads on non-rated and below investment-grade bonds have also narrowed, they are still considerably wider than they were the last time long-term rates were this low. We continue to selectively use our capacity to make commitments in this segment of the market. On our higher-grade bonds, we are eliminating callable bonds that have very long maturities and are trading at or close to face value in favor of modest premiums and somewhat shorter current coupons with better call protection.

On May 26, 2001 President Bush signed into law tax reform legislation that will phase in lower taxes through a series of tax-bracket reductions. As of July 1, 2001, the current tax-brackets of 28% and higher were reduced by 1%. Additional reductions of 1% are expected in 2004 and 2006 (the current top tax-bracket of 39.6% will be reduced by 2.6% in 2006). While this does marginally reduce the value of tax-exemption on municipals relative to taxable instruments, taxable equivalent yields on long-term municipals are still quite high and there has been no discernable impact on the municipal market to date. Although some degree of adjustment in the future certainly can't be ruled out, we believe the tax cuts are too minimal that they should not seriously erode the value of municipals.

-----------
8 The Bond Buyer's 25 Revenue Bond Index is an index of 25 revenue bonds. Please note that an investor cannot invest directly in an index.

2  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Municipal High Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Health B. McLendon                                 /s/ Peter M. Coffey

Heath B. McLendon                                      Peter M. Coffey
Chairman                                               Vice President

August 31, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of July 31, 2001 and is subject to change.

3  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                   --------------------------
                                   Beginning            End            Income        Capital Gain        Return           Total
Year Ended                          of Year           of Year         Dividends      Distributions     of Capital        Returns(1)
----------------------------------------------------------------------------------------------------------------------------------
7/31/01                              $15.78            $15.82           $1.00            $0.00             $0.00             6.84%
----------------------------------------------------------------------------------------------------------------------------------
7/31/00                               16.98             15.78            0.95             0.05              0.00            (1.00)
----------------------------------------------------------------------------------------------------------------------------------
7/31/99                               17.96             16.98            0.92             0.43              0.00             2.06
----------------------------------------------------------------------------------------------------------------------------------
7/31/98                               18.07             17.96            0.98             0.27              0.00             6.54
----------------------------------------------------------------------------------------------------------------------------------
7/31/97                               17.31             18.07            0.98             0.00              0.00            10.40
----------------------------------------------------------------------------------------------------------------------------------
7/31/96                               17.25             17.31            1.00             0.00              0.00             6.28
----------------------------------------------------------------------------------------------------------------------------------
7/31/95                               17.26             17.25            1.00             0.02              0.04             6.42
----------------------------------------------------------------------------------------------------------------------------------
7/31/94                               18.24             17.26            1.06             0.13              0.00             1.14
----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                 17.45             18.24            0.83             0.16              0.00            10.24+
----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                 $8.72            $1.06             $0.04
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                   --------------------------
                                   Beginning            End            Income        Capital Gain        Return           Total
Year Ended                          of Year           of Year         Dividends      Distributions     of Capital        Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
7/31/01                              $15.79            $15.82           $0.93            $0.00             $0.00             6.25%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/00                               16.99             15.79            0.87             0.05              0.00            (1.52)
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                               17.98             16.99            0.83             0.43              0.00             1.48
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                               18.09             17.98            0.89             0.27              0.00             6.01
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                               17.32             18.09            0.89             0.00              0.00             9.89
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                               17.26             17.32            0.92             0.00              0.00             5.74
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                               17.26             17.26            0.91             0.02              0.04             5.91
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                               18.24             17.26            0.96             0.13              0.00             0.60
-----------------------------------------------------------------------------------------------------------------------------------
7/31/93                               18.00             18.24            1.02             0.17              0.00             8.28
-----------------------------------------------------------------------------------------------------------------------------------
7/31/92                               16.97             18.00            1.04             0.14              0.00            13.50
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                 $9.26            $1.21             $0.04
-----------------------------------------------------------------------------------------------------------------------------------

4  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                   --------------------------
                                   Beginning            End            Income        Capital Gain        Return           Total
Year Ended                          of Year           of Year         Dividends      Distributions     of Capital        Returns(1)
-----------------------------------------------------------------------------------------------------------------------------------
7/31/01                              $15.76            $15.80           $0.91            $0.00             $0.00             6.21%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/00                               16.96             15.76            0.85             0.05              0.00            (1.61)
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                               17.95             16.96            0.82             0.43              0.00             1.42
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                               18.07             17.95            0.88             0.27              0.00             5.91
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                               17.31             18.07            0.89             0.00              0.00             9.79
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                               17.25             17.31            0.91             0.00              0.00             5.69
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95                 15.83             17.25            0.62             0.02              0.04            13.45+
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                 $5.88            $0.77             $0.04
-----------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                                 Without Sales Charges(1)
                                            -----------------------------------
                                            Class A       Class B       Class L
-------------------------------------------------------------------------------
Year Ended 7/31/01                          6.84%         6.25%         6.21%
-------------------------------------------------------------------------------
Five Years Ended 7/31/01                    4.89          4.34          4.26
-------------------------------------------------------------------------------
Ten Years Ended 7/31/01                     N/A           5.53          N/A
-------------------------------------------------------------------------------
Inception* through 7/31/01                  5.54          6.98          6.00
-------------------------------------------------------------------------------
                                                   With Sales Charges(2)
                                            -----------------------------------
                                            Class A       Class B       Class L
-------------------------------------------------------------------------------
Year Ended 7/31/01                          2.55%         1.75%         4.16%
-------------------------------------------------------------------------------
Five Years Ended 7/31/01                    4.04          4.19          4.06
-------------------------------------------------------------------------------
Ten Years Ended 7/31/01                     N/A           5.53          N/A
-------------------------------------------------------------------------------
Inception* through 7/31/01                  5.04          6.98          5.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
-------------------------------------------------------------------------------
Class A (Inception* through 7/31/01)                              60.07%
-------------------------------------------------------------------------------
Class B (7/31/91 through 7/31/01)                                 71.23
-------------------------------------------------------------------------------
Class L (Inception* through 7/31/01)                              47.73
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

5  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Municipal High Income Fund vs. Lehman Brothers
Municipal Bond Index+

                             July 1991 -- July 2001

                         [LINE GRAPH REPRESENTED HERE]

                        Smith Barney Municipal         Lehman Brothers Municipal
                           High Income Fund                     Bond Index
                        ----------------------         -------------------------

7/91                           10,000                           10,000
7/92                           11,300                           11,374
7/93                           12,289                           12,380
7/94                           12,362                           12,611
7/95                           13,093                           13,604
7/96                           13,844                           14,502
7/97                           15,212                           15,989
7/98                           16,125                           16,948
7/99                           16,364                           17,436
7/00                           16,166                           18,188
7/31/2001                      17,123                           20,020

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          [BAR GRAPH REPRESENTED HERE]

--------------------------------------------------------------------------------
Industry Diversification*++
--------------------------------------------------------------------------------

2.6%    Education
2.0%    General Obligation
20.3%   Hospital
13.2%   Housing
14.0%   Industrial Development
11.8%   Life Care Systems
3.0%    Pollution Control
12.6%   Transportation
3.6%    Utility
2.8%    Water & Sewer
14.1%   Other

----------------------------------------------------------------------
          Summary of Investments by Combined Ratings++
----------------------------------------------------------------------
                               Standard Percentage

      Moody's            & Poor's        of Total Investments
----------------------------------------------------------------------

        Aaa                 AAA                  11.4%
        Aa                  AA                    3.0
         A                   A                    5.1
        Baa                 BBB                  20.4
        Ba                  BB                    9.1
         B                   B                    2.6
        Caa                 CCC                   0.8
        Ca                  CC                    0.2
         D                   D                    0.2
      VMIG 1               SP-1                   0.5
        NR                  NR                   46.7
                                                ------
                                                100.0%
                                                ======

*     As a percentage of total investments.

++ Please note that the Fund's holdings are as of July 31, 2001 and are subject to change.

6  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
-----------------------------------------------------------------------------------------------------------------------------------
Alabama -- 1.2%
$    410,000     BB+     Alabama IDA, (Boise Cascade Project), 6.450% due 12/1/23 (b)                                   $  410,446
   1,750,000     NR      Capstone Improvement District of Brookwood, AL, Series A, 7.700% due 8/15/23                    1,749,895
   4,000,000     NR      Rainbow City, AL Special Health Care Facilities Financing Authority, Series A,
                            8.250% due 1/1/31                                                                            3,986,360
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,146,701
----------------------------------------------------------------------------------------------------------------------------------
Alaska -- 1.0%
   2,300,000     NR      Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport,
                            8.125% due 5/1/31 (b)                                                                        2,328,681
   2,850,000     NR      Juneau, AK City & Boro, (St. Ann's Care Center Inc.), Non-Recourse Revenue, 6.875% due 12/1/25  2,728,248
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,056,929
----------------------------------------------------------------------------------------------------------------------------------
Arizona -- 4.7%
   2,900,000     BBB     Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                            6.625% due 7/1/20                                                                            3,007,300
   3,500,000     NR      Casa Grande, AZ Industrial Development Authority Revenue, 7.625% due 12/1/29 (c)                3,550,155
   2,475,000     NR      Flagstaff, AZ IDA, (Living Community Northern Community Project), 6.300% due 9/1/38             2,070,239
                         Maricopa County, AZ IDA, Multi-Family Housing Revenue:
   5,215,000     NR         6.500% due 7/1/29                                                                            5,083,634
   1,955,000     NR         7.400% due 7/1/29                                                                            1,957,522
   2,500,000     NR         10.000% due 5/1/31                                                                           2,566,425
   1,350,000     NR         Series C, 10.000% due 4/1/30                                                                 1,396,116
   4,000,000     NR      Pima County, AZ IDA, Healthcare Facilities Revenue, Series A, 8.500% due 11/15/32               4,042,440
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,673,831
----------------------------------------------------------------------------------------------------------------------------------
Arkansas -- 0.8%
   4,000,000     BBB-    Arkansas State Development Financing Authority Hospital Revenue, Washington Regional
                            Medical Center, 7.375% due 2/1/29                                                            4,282,240
----------------------------------------------------------------------------------------------------------------------------------
California -- 1.9%
   6,000,000     NR      Barona, CA Band of Mission Indians, GO, 8.250% due 1/1/20                                       6,341,400
   3,000,000     Ba2*    Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                             3,137,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,478,500
----------------------------------------------------------------------------------------------------------------------------------
Colorado -- 3.7%
                         Colorado Health Facilities Authority Revenue:
   1,100,000     NR         Health & Residential Care Facilities, 6.000% due 7/1/29                                        909,194
   1,000,000     Baa1*      Parkview Medical Center Project, 6.600% due 9/1/25                                           1,057,390
   1,000,000     NR         Volunteers of America, Series A, 5.875% due 7/1/28                                             814,110
   4,750,000     BBB+    Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)                           4,918,720
     205,000     A       Denver, CO City and County Airport Revenue, Series A, 7.500% due 11/15/23 (b)                     225,973
   2,730,000     NR      Highline Business Importation Distribution, Littleton, CO, Series B, 8.750% due 12/15/19        2,853,642
                         Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Sr. Bonds:
  10,000,000     AAA        Series B, AMBAC-Insured, zero coupon due 6/15/31                                             1,614,099
   5,000,000     AAA        Series C, FSA-Insured, multi-coupon due 6/15/25                                              2,924,350
   3,500,000     BB+        Series D, 7.125% due 6/15/41                                                                 3,533,600
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,851,078
----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.5%
   2,000,000     AAA     Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured,
                            7.650% due 10/1/12                                                                           2,218,360
   4,000,000     NR      Connecticut State Development Authority, IDR, AFCO Cargo, 8.000% due 4/1/30 (b)                 4,165,640
   1,000,000     BBB-    Connecticut State Health & Educational Facilities, University of Hartford, Series D,
                            6.800% due 7/1/22                                                                            1,025,560
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,409,560
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

7  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001

--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Delaware -- 0.7%
$  4,000,000     NR      Sussex County, DE Assisted Living Facilities Revenue, (Heritage at Milford Project),
                            7.250% due 7/1/29                                                                          $ 3,420,440
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.9%
   6,500,000     BBB     District of Columbia, COP, 7.300% due 1/1/13                                                    6,826,625
   2,715,000     A       District of Columbia, Tobacco Settlement Financing Corp., Asset Backed Bonds,
                            6.750% due 5/15/40                                                                           2,881,294
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,707,919
----------------------------------------------------------------------------------------------------------------------------------
Florida -- 2.4%
                         Hillsborough County, FL IDA Revenue, Series A:
   4,250,000     NR         Lakeshore Villas Project, 6.700% due 7/1/21                                                  3,856,280
   1,000,000     NR         National Gypsum Convention, 7.125% due 4/1/30 (b)                                              786,480
   2,000,000     NR      Orange County, FL Health Facilities Authority Revenue, First Mortgage,
                            (GF/Orlando Inc. Project), 9.000% due 7/1/31                                                 2,039,220
   2,100,000     NR      Orange County, FL HFA, Multi-Family Revenue, Series C, 9.000% due 1/1/32                        2,178,666
   3,000,000     NR      Waterlefe Community Development District, FL Golf Course Revenue, 8.125% due 10/1/25            3,020,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,881,076
----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 4.2%
   5,000,000     NR      Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Series A,
                            6.750% due 3/1/31                                                                            4,850,450
   5,000,000     NR      Augusta, GA Housing Authority, Multi-Family Housing Revenue, (Emerald Coast Housing II),
                            Series A, 7.500% due 8/1/34                                                                  2,600,000
   2,300,000     Baa1*   Clayton County, GA Housing Authority, Multi-Family Housing Revenue, (Magnolia Park Apartments
                            Project), 7.500% due 12/1/30                                                                 2,291,536
   1,500,000     NR      Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project), 7.000% due 11/15/29       1,301,385
   4,840,000     NR      Coweta County, GA Development Authority Revenue, 6.750% due 7/1/29                              2,420,000
   2,500,000     NR      Fulton County, GA Residential Care Facilities, 7.000% due 7/1/29                                2,158,225
   1,500,000     NR      Gainesville & Hall County, GA Development Authority Revenue, Senior Living Facilities,
                            Series C, 7.250% due 11/15/29 1,487,295 Savannah, GA
                         Economic Development Authority Revenue:
   2,000,000     BBB-       College of Art & Design Project, 6.900% due 10/1/29                                          2,110,320
   2,000,000     NR         Marshview Inn, Series A, 7.125% due 7/1/29                                                   1,711,680
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,930,891
----------------------------------------------------------------------------------------------------------------------------------
Illinois -- 3.6%
  20,000,000     AAA     Chicago, IL Board of Education, Capital Appreciation, School Reform, Series B-1, FGIC-Insured,
                            zero coupon due 12/1/29                                                                      4,206,800
   1,345,000     AA      Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12                            1,391,053
   2,000,000     AAA     Chicago, IL O'Hare International Airport Revenue, Second Lien Passenger Facility, Series B,
                            AMBAC-Insured, 5.125% due 1/1/32 1,962,140 Chicago
                         Project & Refunding, Series A, MBIA-Insured:
   2,500,000     AAA        5.000% due 1/1/31                                                                            2,406,775
   3,000,000     AAA        5.500% due 1/1/38                                                                            3,066,660
                              Capital Appreciation:
   1,000,000     AAA          Multi-coupon due 1/1/27                                                                      596,750
   1,000,000     AAA          Multi-coupon due 1/1/28                                                                      596,140
   1,000,000     AAA          Multi-coupon due 1/1/29                                                                      595,540
   1,500,000     AAA     Cook County, IL Series A, FGIC-Insured, 5.125% due 11/15/26                                     1,482,075
   2,000,000     A-      Illinois Development Finance Authority Hospital Revenue, 5.500% due 11/15/29                    1,872,180
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,176,113
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

8  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Indiana -- 2.3%
$  2,000,000     B       East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project),
                            7.000% due 1/1/14 (b)                                                                      $ 1,269,960
   3,000,000     BB-     East Chicago, IN PCR, (Inland Steel Co. Project), 6.800% due 6/1/13                             1,957,350
   3,000,000     B       Indiana State Development Finance Authority Revenue, (Inland Steel Project),
                            5.750% due 10/1/11                                                                           1,791,600
   3,500,000     BBB     Indianapolis, IN Airport Authority Revenue, Special Facility, (Federal Express
                            Corporate Project), 7.100% due 1/15/17 (b)                                                   3,732,785
   2,925,000     NR      Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project), Series B,
                            7.500% due 10/1/29                                                                           2,897,476
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,649,171
----------------------------------------------------------------------------------------------------------------------------------
Iowa -- 0.5%
   2,750,000     BBB-    Scott County, IA Revenue, (Ridgecrest Village Project), Series A, 7.250% due 11/15/26           2,779,095
----------------------------------------------------------------------------------------------------------------------------------
Kansas -- 0.4%
   2,000,000     BBB-++  Overland Park, KS Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32            2,044,240
----------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 1.1%
   4,250,000     BBB-    Kenton County, KY Airport Board Revenue, Delta Airlines, Project A, 7.500% due 2/1/20 (b)       4,393,098
   1,500,000     BB-     Kentucky Economic Development Finance Authority Hospital Systems Revenue, Appalachian
                            Regional Healthcare, 5.875% due 10/1/22                                                      1,113,795
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,506,893
----------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 4.7%
   4,505,000     NR      Hodge, LA Utility Revenue, 9.000% due 3/1/10 (b)                                                4,559,420
                         Louisiana Local Government Environment Facilities, Development Authority Revenue:
   5,000,000     NR         8.000% due 11/1/25                                                                           5,093,400
   5,000,000     A          Capital Projects & Equipment Acquisition Program, ACA-Insured, 6.550% due 9/1/25             5,503,800
   3,500,000     NR      Louisiana Public Facilities Authority Hospital Revenue, (Lake Charles Memorial
                            Hospital Project), 8.625% due 12/1/30                                                        3,602,515
   2,000,000     BB-     Port of New Orleans, LA IDR, (Continental Grain, Co. Project), 7.500% due 7/1/13                2,063,760
   3,000,000     BB+     West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14                         3,111,690
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,934,585
----------------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.7%
                         Maryland State Community Development Administration, Department of Housing & Community
                            Development:
     485,000     Aa3*         Multi-Family Housing, Insured Mortgage, Series A, FHA-Insured, 6.625% due 5/15/23            507,970
   1,000,000     Aa2*         Single-Family Program, Fourth Series, 6.450% due 4/1/14                                    1,053,930
                         Maryland State Economic Development Corp.:
   3,500,000     NR         Air Cargo Revenue, 6.500% due 7/1/24                                                         3,495,590
   7,000,000     NR         Chesapeake Bay, Series A, 7.730% due 12/1/27                                                 7,320,810
   2,500,000     Ca*     Prince Georges County, MD Greater Southeast Healthcare System, 6.375% due 1/1/23 (d)            1,025,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,403,300
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.2%
   1,500,000     NR      Boston, MA Industrial Development Finance Authority Revenue, Roadhouse Hospitality,
                            7.875% due 3/1/25 (b)                                                                        1,541,535
   1,675,000     Aa3*    Massachusetts State Development Financing Agency Housing Revenue, Single Family, Series 38,
                            7.200% due 12/1/26 (b)                                                                       1,772,184
                         Massachusetts State Development Financing Agency Revenue:
   3,000,000     NR         Briarwood, Series B, 8.250% due 12/1/30                                                      3,023,550
   2,000,000     NR         Health Care Facilities, Alliance A, 7.100% due 7/1/32                                        1,861,260
                         Massachusetts State Health & Educational Facilities Authority Revenue:
   5,000,000     AAA        Inverse-floater, Series G, AMBAC-Insured, Variable coupon due 7/1/25                         5,248,250
   3,670,000     Ba2*       St. Memorial Medical Center, Series A, 6.000% due 10/1/23                                    2,974,719

                       See Notes to Financial Statements.

9  Smith Barney Municipal High Income Fund  | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Massachusetts -- 5.2% (continued)
                        Massachusetts State IFA Revenue:
$  2,345,000     D          Bradford College, GO of Institution Insured, 5.625% due 11/1/28                            $ 1,172,500
                            Resource Recovery Revenue, (Semass Project):
   2,600,000     NR           Series A, 9.000% due 7/1/15                                                                2,716,792
   4,160,000     NR           Series B, 9.250% due 7/1/15 (b)                                                            4,349,280
   1,500,000     AAA     Massachusetts State Turnpike Authority Highway Systems Revenue, Series A, AMBAC-Insured,
                            5.000% due 1/1/39                                                                            1,434,060
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        26,094,130
----------------------------------------------------------------------------------------------------------------------------------
Michigan -- 3.4%
   6,000,000     BB-     Detroit, MI Local Development Finance Authority, Tax Increment, Series A, 5.500% due 5/1/21     5,235,000
   1,500,000     AAA     Detroit, MI Water Supply System Revenue, 8.005% due 7/1/22 (e)                                  1,627,770
                         Michigan State Hospital Finance Authority Revenue:
   2,500,000     AAA        8.007% due 2/15/22 (e)                                                                       2,631,875
   3,000,000     BBB-       Detroit Medical Center, Series A, 5.250% due 8/15/28                                         2,412,630
   3,500,000     Caa2*   Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co., Series A,
                            6.250% due 11/1/15                                                                           1,855,000
   5,000,000     NR      Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                            Central Wayne Energy, 7.000% due 7/1/27 (b)                                                  3,250,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,012,275
----------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 2.1%
   3,000,000     NR      Minneapolis & St. Paul, MN Metropolitan Airports Community Special Facilities Revenue,
                            (Northwest Airlines Project), Series A, 7.000% due 4/1/25 (b)                                2,905,440
                         Sartell, MN Health Care & Housing Facilities Revenue,
                            (Foundation for Healthcare Project), Series A:
   1,000,000     NR          6.625% due 9/1/29                                                                             905,550
   1,715,000     NR          8.000% due 9/1/30                                                                           1,732,270
                         St. Paul, MN Housing & Redevelopment Authority, (Healtheast Project), Series A:
   2,250,000     BB+        5.700% due 11/1/15                                                                           1,734,930
   3,670,000     BB+        6.625% due 11/1/17                                                                           3,097,627
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,375,817
----------------------------------------------------------------------------------------------------------------------------------
Montana -- 2.3%
   7,000,000     BB      Lewis & Clark County, MT Environmental Revenue Facilities, (ASARCO Inc. Project),
                            5.850% due 10/1/33 (b)                                                                       5,575,360
   6,500,000     NR      Montana State Board Resource Recovery, (Yellowstone Energy LP Project),
                            7.000% due 12/31/19 (b)                                                                      6,227,650
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,803,010
----------------------------------------------------------------------------------------------------------------------------------
Nevada -- 1.1%
   4,355,000     BBB     Henderson, NV Health Care Facilities Revenue, Catholic Healthcare West, 5.125% due 7/1/28       3,667,476
   2,000,000     AAA     Truckee Meadows, NV Water Authority Water Revenue, Series A, FSA-Insured, 5.000% due 7/1/25     1,948,200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,615,676
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 0.5%
   1,500,000     BBB-    New Hampshire Health & Educational Facilities Authority Revenue, New Hampshire College,
                            7.500% due 1/1/31                                                                            1,583,190
   1,250,000     BB-     New Hampshire Higher Educational & Health Facilities Authority Revenue, Littleton Hospital,
                            Series A, 6.000% due 5/1/28                                                                    974,537
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,557,727
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

10  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
New Jersey -- 4.3%
$    700,000     B1*     Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16                $  700,875
   5,000,000     B1*     Camden County, NJ Improvement Authority Revenue, (Health Care Redevelopment Project),
                            Cooper Health System, 6.000% due 2/15/27                                                     3,651,450
   2,500,000     BBB-    Hudson County, NJ Improvement Authority, Solid Waste Revenue, 6.000% due 1/1/29                 2,427,900
   3,750,000     NR      New Jersey Economic Development Authority, Retirement Community Revenue, Series A,
                            8.250% due 11/15/30                                                                          3,843,263
                         New Jersey Healthcare Facility Financing Authority Revenue:
   1,000,000     NR         Raritan Bay Medical Center, 7.250% due 7/1/27                                                1,000,720
   4,000,000     NR         Sayreville Living, Series A, 6.375% due 4/1/29                                               1,680,000
   5,000,000     BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30                                        5,234,300
   3,000,000     AAA     New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue,
                            Presidential Plaza, FHA-Insured, 7.000% due 5/1/30                                           3,075,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,613,508
----------------------------------------------------------------------------------------------------------------------------------
New Mexico -- 0.0%
      13,718     Aaa*    Santa Fe, NM Single-Family Mortgage Revenue, 8.450% due 12/1/11                                    14,205
----------------------------------------------------------------------------------------------------------------------------------
New York -- 4.7%
   1,000,000     NR      Brookhaven, NY IDA Civic Facilities Revenue, Memorial Hospital Center, Series A,
                            8.250% due 11/15/30                                                                          1,039,260
   1,000,000     NR      Monroe County, NY IDA Civic Facilities Revenue, (Woodland Village Project),
                            8.550% due 11/15/32                                                                          1,037,910
   1,100,000     VMIG 1* New York, NY GO, Series B, MBIA-Insured, variable coupon due 8/15/22                            1,100,000
                         New York, NY IDA, Civic Facility Revenue:
   2,960,000     NR         Amboy Properties Corp. Project, 6.750% due 6/1/20                                            2,991,317
   2,800,000     NR         Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19                       2,906,764
   3,085,000     AA-     New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                           3,639,683
                         New York State Energy, Research & Development Authority, Electric Facilities Revenue,
                            Long Island Lighting Co., Series A:
     845,000     A            Pre-Refunded-- Escrowed to maturity with U.S. Treasury Strips to 6/15/02 Call @ 102,
                                7.150% due 12/1/20 (b)                                                                     893,165
   2,215,000     A-           Unrefunded Balance, 7.150% due 6/1/20 (b)                                                  2,306,812
   2,000,000     NR      Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue, (Solvay Paperboard
                            LLC Project), 7.000% due 11/1/30 (b)                                                         2,028,200
                         Suffolk County, NY IDA, Civic Facility Revenue,Southhampton Hospital Association:
   3,000,000     NR         Series A, 7.250% due 1/1/30                                                                  2,848,170
   3,000,000     NR         Series B, 7.625% due 1/1/30                                                                  2,977,290
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,768,571
----------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 1.8%
                         Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport:
   4,675,000     NR         5.600% due 7/1/27 (b)                                                                        3,316,071
   2,000,000     NR         US Airways, 7.750% due 2/1/28 (b)                                                            1,905,340
                         North Carolina Medical Care Community Health Care Facilities Revenue, De Paul
                            Community Facility:
   2,055,000     NR           6.125% due 1/1/28                                                                          1,748,538
   2,000,000     NR           7.625% due 11/1/29                                                                         1,984,740
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,954,689
----------------------------------------------------------------------------------------------------------------------------------
Ohio -- 1.6%
   2,500,000     BBB     Cuyahoga County, OH Hospital Facilities Revenue, Canton Inc., 7.500% due 1/1/30                 2,696,850
                         Ohio State Water Development Authority Revenue, PCR, Series A:
   3,475,000     BB+        Cleveland Electric, 8.000% due 10/1/23 (b)                                                   3,735,903
   1,500,000     BB+        Toledo Edison, 8.000% due 10/1/23 (b)                                                        1,612,620
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,045,373
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

11  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Oklahoma -- 2.1%
$  8,000,000     B-      Oklahoma Development Financing Authority Revenue, Hillcrest Healthcare System A,
                            5.625% due 8/15/29                                                                         $ 5,682,560
   2,190,000     AAA     Oklahoma HFA, Single Family Mortgage, Series B, GNMA-Collateralized, 7.997% due 8/1/18 (b)      2,414,278
   2,400,000     BBB-    Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                      2,522,016
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,618,854
----------------------------------------------------------------------------------------------------------------------------------
Oregon -- 0.2%
   1,000,000     NR      Clackamas County, OR Hospital Facilities Authority Revenue, Senior Living Facilities,
                            Mary Woods at Maryhurst, 6.625% due 5/15/29                                                  1,019,690
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 10.8%
   4,500,000     BB+     Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of Allentown, Series B,
                            6.750% due 11/15/15                                                                          4,007,970
   2,175,000     NR      Bucks County, PA IDA, Management Healthcare Facility-Chandler, 6.300% due 5/1/29                1,901,319
   1,775,000     NR      Chartiers Valley, PA, Industrial & Commercial Development Authority Revenue,
                            6.375% due 12/1/24                                                                           1,568,691
                         Dauphin County, PA General Authority:
   3,295,000     NR         Hotel & Conference Center - Hyatt Regency, 6.200% due 1/1/29                                 3,005,040
   5,000,000     NR         Riverfront Office, 6.000% due 1/1/25                                                         4,655,750
     500,000     AA      Geisinger Authority PA Health System, variable coupon due 8/1/28                                  500,000
   2,500,000     A3*     Luzerne County, PA IDA, Exempt Facility Revenue, (Pennsylvania Gas & Water Co. Project),
                            Series A, 7.200% due 10/1/17 (b)                                                             2,615,525
                         Montgomery County, PA Higher Education & Health Authority Revenue,
                            Temple Continuing Care Center:
   6,000,000     NR           6.625% due 7/1/19                                                                          5,341,020
   5,000,000     NR           6.750% due 7/1/29                                                                          4,395,800
   1,000,000     A-      Montgomery County, PA IDA, Retirement Community Revenue, 5.250% due 11/15/28                      903,530
   1,500,000     NR      New Morgan, PA Authority Office Revenue, (Commonwealth Office Project), Series A,
                            6.500% due 6/01/25                                                                           1,489,050
                         Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
   5,000,000     NR         6.250% due 11/01/27 (b)                                                                      3,463,200
   1,000,000     BBB        Amtrak Project, Series A, 6.375% due 11/1/41 (b)                                             1,021,210
   6,000,000     NR         National Gypsum Co., Series B, 6.125% due 11/1/27 (b)                                        4,147,740
                         Pennsylvania EDA:
   4,500,000     BBB-       Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15 (b)                4,736,610
   4,000,000     BBB        WasteWater Treatment Revenue, Sun Co. Inc., (RTM Project), Series A, 7.600% due 12/1/24 (b)  4,270,680
   1,500,000     AAA     Pennsylvania State Turnpike Community, AMBAC-Insured, 5.000% due 7/15/26                        1,472,685
   1,000,000     AAA     Philadelphia, PA Gas Works Revenue, FSA-Insured, 5.125% due 8/1/31                                987,170
   4,000,000     NR      Westmoreland County, PA IDA, Healthcare Facilities Revenue, Series B, 8.125% due 11/15/30       4,023,240
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        54,506,230
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 1.8%
   4,700,000     BBB+    Rhode Island Health & Educational Building Corp. Revenue, Roger Williams General Hospital,
                            5.500% due 7/01/28                                                                           4,044,632
   4,750,000     AA+     Rhode Island Housing & Mortgage Finance Corp., 9.505% due 4/1/24 (b)(e)                         5,038,658
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,083,290
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

12  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
South Carolina -- 3.8%
$  1,500,000     BBB-    Greenville County, SC IDR, (Lockheed Aeromod Center Project), 7.200% due 11/1/21 (b)          $ 1,538,490
                         Greenville, SC Connector, 2000 Association:
   5,970,000     BBB-       Series A, 5.375% due 1/1/38                                                                  4,841,610
                            Series B:
  12,500,000     BBB-         Zero coupon due 1/1/28                                                                     1,820,250
  20,250,000     BBB-         Zero coupon due 1/1/30                                                                     2,548,462
   9,900,000     BBB-         Zero coupon due 1/1/36                                                                       804,276
  15,550,000     BBB-         Zero coupon due 1/1/38                                                                     1,091,765
   1,475,000     BBB     Loris, SC Community Hospital Revenue, Series B, 5.625% due 1/1/29                               1,314,166
   3,000,000     BBB-    Myrtle Beach, SC Jobs Economic Development Authority Revenue, Series A,
                            6.625% due 4/1/36                                                                            3,027,750
   2,000,000     A       Tobacco Settlement Revenue Management Authority, SC Tobacco Settlement Revenue,
                            Series B, 6.375% due 5/15/28                                                                 2,105,780
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,092,549
----------------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.3%
   1,715,000     NR      Oglala Sioux, SD Tribal Revenue Bond, 7.500% due 7/1/13                                         1,719,562
----------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.9%
                         Sevier County, TN Public Building Authority:
   1,000,000     VMIG 1*   AMBAC-Insured, variable coupon due 6/1/20                                                     1,000,000
     200,000     VMIG 1*   FSA-Insured, variable coupon due 6/1/25                                                         200,000
   3,500,000     NR      Shelby County, TN Health Educational & Housing Facilities Revenue, 6.875% due 7/1/36            3,385,375
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,585,375
----------------------------------------------------------------------------------------------------------------------------------
Texas -- 7.0%
   5,000,000     NR      Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27                 5,013,350
                         Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue:
   4,970,000     NR         Continental Lady Ester, Series A, 6.875% due 6/1/29                                          4,816,874
   2,360,000     A3*        Nob Hill Apartments Project, Series A, 6.000% due 6/1/31                                     2,265,033
   1,665,000     BBB-    Dallas-Fort Worth, TX International Airport Facilities Import Co. Revenue, American Airlines,
                            Inc., 6.375% due 5/1/35 (b)                                                                  1,685,396
   1,665,000     NR      Denton County, TX Reclamation & Road District, 8.500% due 6/1/16                                1,676,322
   1,490,000     NR      El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                            (Sub-Las Lomas Apartments), Series C, 8.375% due 6/1/30                                      1,571,354
  13,000,000     AAA     Houston, TX Hotel Occupancy Tax & Special Revenue, Capital Appreciation, Series B,
                            AMBAC-Insured, zero coupon due 9/1/32                                                        2,350,399
  14,850,000     AAA     Houston, TX Water & Sewer System Revenue, Capital Appreciation, Series A,
                            zero coupon due 12/1/28                                                                      3,344,369
   3,000,000     NR      Midlothian, TX Development Authority Tax Revenue, 7.875% due 11/15/26                           3,004,500
   1,785,000     BB      Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue, Series A,
                            6.250% due 10/1/17                                                                           1,751,049
                         San Antonio, TX Airport System Revenue, AMBAC-Insured:
   3,000,000     AAA        7.125% due 7/1/06                                                                            3,287,700
   1,000,000     AAA        7.125% due 7/1/08                                                                            1,095,900
   2,000,000     AAA        7.375% due 7/1/13                                                                            2,201,040
   1,055,000     Baa3*   Texas State Affordable Housing Corp. Multi-Family Housing Revenue, Ashton PL & Woodstock,
                            Jr. Bond, Series C, 7.250% due 8/1/33                                                        1,065,086
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,128,372
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

13  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2001
--------------------------------------------------------------------------------

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                            VALUE
==================================================================================================================================
Vermont -- 0.2%
$  1,000,000     NR      Vermont Educational & Health Buildings Financing Agency, (Copley Manor Project),
                            6.150% due 4/1/19                                                                        $     809,540
----------------------------------------------------------------------------------------------------------------------------------
Virginia -- 3.6%
   1,740,000     NR      Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                            (Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30                             1,793,644
   2,435,000     AAA     Fairfax County, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue, Series A,
                            FHA-Insured, 7.000% due 5/1/26                                                               2,517,547
   2,150,000     NR      Newport News, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                            St. Michael's Apartments, 7.250% due 11/1/28                                                 1,782,522
                         Pocahontas Parkway Association, VA Toll Road Revenue, Series B:
  18,400,000     BBB-       Zero coupon due 8/15/33                                                                      1,962,728
  35,500,000     BBB-       Zero coupon due 8/15/35                                                                      3,292,980
                         Virginia Beach, VA Development Authority Multi-Family Housing Revenue, Residential Rental:
   2,500,000     NR         Hamptons Project, 7.500% due 10/1/39 (b)                                                     2,444,325
   2,500,000     NR         Mayfair Project, 7.500% due 10/1/39 (b)                                                      2,444,325
   2,000,000     NR      Virginia Beach, VA Development Authority Revenue, Ramada on the Beach, 7.000% due 12/1/15       2,049,620
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,287,691
----------------------------------------------------------------------------------------------------------------------------------
Washington -- 0.8%
   2,000,000     A       Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06                                       2,018,620
   3,315,000     CCC     Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                            5.600% due 8/1/19                                                                            2,022,150
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,040,770
----------------------------------------------------------------------------------------------------------------------------------
West Virginia -- 0.8%
   2,000,000     A       Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17 (b)                             2,085,400
   2,000,000     NR      West Virginia Economic Development Authority Communal Development Revenue, Stonewall Jackson,
                            Series B, 8.000% due 4/1/30                                                                  2,076,660
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,162,060
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 1.1%
                         Wisconsin State Health & Educational Facilities Authority Revenue:
   5,000,000     BBB+       Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                        4,495,950
   1,600,000     NR         Benchmark Healthcare Inc. Project, Series A, 6.750% due 12/1/28                                960,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,455,950
----------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.3%
   1,250,000     AA      Wyoming Community Development Authority Housing Revenue, Series 1, 7.100% due 6/1/17            1,319,725
----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $528,068,745**)                                                                     $504,017,201
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. or those identified by a double dagger (++) which are rated by Fitch IBCA, Duff & Phelps.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)   Security segregated for open purchase committments.

(d)   Security is in default.

(e) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 through 17 for definitions of bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

14  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB,B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC      predominantly speculative with respect to capacity to pay interest and CC and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

15  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

BBB   -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1-- Moody's highest rating for issues having demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.

16  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG              --  Association of Bay Area Governments
ACA               --  American Capital Assurance
AIG               --  American International Guaranty
AMBAC             --  AMBAC Indemnity Corporation
BAN               --  Bond Anticipation Notes
BIG               --  Bond Investors Guaranty
CGIC              --  Capital Guaranty Insurance Company
CHFCLI            --  California Health Facility Construction Loan Insurance
CONNIE LEE        --  College Construction Loan Association
COP               --  Certificate of Participation
EDA               --  Economic Development Authority
ETM               --  Escrowed to Maturity
FAIRS             --  Floating Adjustable Interest Rate Securities
FGIC              --  Financial Guaranty Insurance Company
FHA               --  Federal Housing Administration
FHLMC             --  Federal Home Loan Mortgage Corporation
FNMA              --  Federal National Mortgage Association
FRTC              --  Floating Rate Trust Certificates
FSA               --  Federal Savings Association
GIC               --  Guaranteed Investment Contract
GNMA              --  Government National Mortgage Association
GO                --  General Obligation
HDC               --  Housing Development Corporation
HFA               --  Housing Finance Authority
IDA               --  Industrial Development Agency
IDB               --  Industrial Development Board
IDR               --  Industrial Development Revenue
IFA               --  Industrial Finance Authority
INFLOS            --  Inverse Floaters
LOC               --  Letter of Credit
MBIA              --  Municipal Bond Investors Assurance Corporation
MVRICS            --  Municipal Variable Rate Inverse Coupon Security
PCR               --  Pollution Control Revenue
RAN               --  Revenue Anticipation Notes
RIBS              --  Residual Interest Bonds
RITES             --  Residual Interest Tax-Exempt Securities
SYCC              --  Structured Yield Curve Certificate
TAN               --  Tax Anticipation Notes
TECP              --  Tax-Exempt Commercial Paper
TOB               --  Tender Option Bonds
TRAN              --  Tax and Revenue Anticipation Notes
VA                --  Veterans Administration
VRWE              --  Variable Rate Wednesday Demand


17  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

ASSETS:
     Investments, at values (Cost -- $528,068,745)                                                                    $ 504,017,201
     Interest receivable                                                                                                  7,395,976
     Receivable for securities sold                                                                                       2,386,523
     Receivable for Fund shares sold                                                                                      1,584,196
     Other receivables                                                                                                      590,000
-----------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                                       515,973,896
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for securities purchased                                                                                     6,930,206
     Payable to bank                                                                                                        587,188
     Payable for Fund shares purchased                                                                                      224,868
     Investment advisory fee payable                                                                                        213,887
     Administration fee payable                                                                                              94,367
     Distribution fees payable                                                                                               46,724
     Accrued expenses                                                                                                       110,230
-----------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                                    8,207,470
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                      $ 507,766,426
===================================================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                                                       $      32,103
     Capital paid in excess of par value                                                                                535,453,132
     Undistributed net investment income                                                                                    667,577
     Accumulated net realized loss from security transactions                                                            (4,334,842)
     Net unrealized depreciation of investments                                                                         (24,051,544)
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                      $ 507,766,426
===================================================================================================================================
Shares Outstanding:
     Class A                                                                                                             23,247,503
     ------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                              7,532,476
     ------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                              1,323,000
     ------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                                          $15.82
     ------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                                                                                $15.82
     ------------------------------------------------------------------------------------------------------------------------------
     Class L**                                                                                                               $15.80
     ------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)                                                       $16.48
     ------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                       $15.96
====================================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

18  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                                                                         $  36,421,656
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 3)                                                                                     1,988,462
     Distribution fees (Note 3)                                                                                           1,560,786
     Administration fee (Note 3)                                                                                            994,231
     Shareholder and system servicing fees                                                                                  189,749
     Audit and legal                                                                                                         51,981
     Trustees' fees                                                                                                          26,485
     Shareholder communications                                                                                              25,786
     Custody                                                                                                                 17,583
     Other                                                                                                                   49,881
-----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                                       4,904,944
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                    31,516,712
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                                                                             144,733,339
        Cost of securities sold                                                                                         148,974,844
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                                                   (4,241,505)
-----------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
        Beginning of year                                                                                               (28,832,010)
        End of year                                                                                                     (24,051,544)
-----------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                                                                              4,780,466
-----------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                                                     538,961
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                                $  32,055,673
===================================================================================================================================

                       See Notes to Financial Statements.

19  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                                                     2001                  2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                                                                    $  31,516,712          $  32,625,651
      Net realized gain (loss)                                                                    (4,241,505)               329,605
      (Increase) decrease in net unrealized depreciation                                           4,780,466            (43,964,777)
-----------------------------------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From Operations                                           32,055,673            (11,009,521)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
      Net investment income                                                                      (30,849,135)           (31,537,820)
      Net realized gains                                                                                  --             (1,971,961)
-----------------------------------------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Distributions to Shareholders                                  (30,849,135)           (33,509,781)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
      Net proceeds from sale of shares                                                           146,098,467            124,867,277
      Net asset value of shares issued for reinvestment of dividends                              16,878,133             18,904,533
      Cost of shares reacquired                                                                 (162,157,087)          (239,258,123)
-----------------------------------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From Fund Share Transactions                                 819,513            (95,486,313)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                                  2,026,051           (140,005,615)

NET ASSETS:
      Beginning of year                                                                          505,740,375            645,745,990
-----------------------------------------------------------------------------------------------------------------------------------
      End of year*                                                                             $ 507,766,426          $ 505,740,375
===================================================================================================================================
* Includes undistributed net investment income of:                                             $     667,577                     --
===================================================================================================================================

                       See Notes to Financial Statements.

20  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.


21  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2001, the Fund paid transfer agent fees of $167,504 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of approximately $380,000 and $92,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2001, CDSCs paid to SSB were approximately:

                                                           Class B      Class L
================================================================================
CDSCs                                                      $118,000      $2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                                               Class A      Class B      Class L
================================================================================
Distribution Plan Fees                        $502,683     $979,269      $78,834
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $158,122,077
================================================================================
Sales                                                                144,733,339
================================================================================

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  15,086,426
Gross unrealized depreciation                                       (39,137,970)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (24,051,544)
================================================================================


22  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,032,000, available to offset future capital gains through July 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

6. Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                                                              Class A                      Class B                      Class L
---------------------------------------------------------------------------------------------------------------------------------
Total Paid-in Capital                                      $393,369,424                 $120,884,919                  $21,230,892
---------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                             Year Ended                                     Year Ended
                                                           July 31, 2001                                  July 31, 2000
                                                   -----------------------------                  ------------------------------
                                                   Shares                  Amount                 Shares                  Amount
===================================================================================================================================
Class A
Shares sold                                      6,914,623             $ 109,000,472             6,210,063           $   98,983,684
Shares issued on reinvestment                      763,523                12,003,784               661,246               10,504,954
Shares reacquired                               (3,620,245)              (57,029,915)           (4,708,841)             (75,012,521)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     4,057,901             $  63,974,341             2,162,468           $   34,476,117
===================================================================================================================================
Class B
Shares sold                                      1,305,808             $  20,577,206             1,406,734           $   22,534,472
Shares issued on reinvestment                      291,121                 4,585,685               518,525                8,265,534
Shares reacquired                               (6,576,210)             (103,771,548)          (10,219,173)            (163,271,817)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                    (4,979,281)            $ (78,608,657)           (8,293,914)          $ (132,471,811)
===================================================================================================================================
Class L
Shares sold                                      1,050,079             $  16,520,789               209,655           $    3,349,121
Shares issued on reinvestment                       18,411                   288,664                 8,469                  134,045
Shares reacquired                                  (86,142)               (1,355,624)              (61,531)                (973,785)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       982,348             $  15,453,829               156,593           $    2,509,381
===================================================================================================================================

23  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class A Shares                                               2001(1)         2000(1)          1999(1)         1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $15.78          $16.98           $17.96         $18.07          $17.31
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                        1.03            0.92             0.92           0.95            0.97
  Net realized and unrealized gain (loss)                      0.01           (1.12)           (0.55)          0.19            0.77
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            1.04           (0.20)            0.37           1.14            1.74
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                       (1.00)          (0.95)           (0.92)         (0.98)          (0.98)
  Net realized gains                                            --            (0.05)           (0.43)         (0.27)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (1.00)          (1.00)           (1.35)         (1.25)          (0.98)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $15.82          $15.78           $16.98         $17.96          $18.07
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   6.84%          (1.00)%           2.06%          6.54%          10.40%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                             $368            $303             $289           $268            $254
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                     0.82%           0.84%            0.82%          0.83%           0.83%
  Net investment income                                        6.50            6.13             5.21           5.24            5.52
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          29%             29%              50%            84%             51%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


24  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


Class B Shares                                               2001(1)         2000(1)          1999(1)         1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $15.79          $16.99           $17.98         $18.09          $17.32
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                        0.92            1.18             0.83           0.86            0.89
  Net realized and unrealized gain (loss)                      0.04           (1.46)           (0.56)          0.19            0.77
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            0.96           (0.28)            0.27           1.05            1.66
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                       (0.93)          (0.87)           (0.83)         (0.89)          (0.89)
  Net realized gains                                            --            (0.05)           (0.43)         (0.27)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.93)          (0.92)           (1.26)         (1.16)          (0.89)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $15.82          $15.79           $16.99         $17.98          $18.09
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   6.25%          (1.52)%           1.48%          6.01%           9.89%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                             $119            $198             $353           $471            $562
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                     1.32%           1.34%            1.31%          1.32%           1.32%
  Net investment income                                        5.96            5.59             4.70           4.75            5.04
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          29%             29%              50%            84%             51%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


25  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                               2001(1)         2000(1)          1999(1)         1998(2)          1997
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $15.76          $16.96           $17.95         $18.07          $17.31
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                        0.94            0.70             0.81           0.87            0.88
  Net realized and unrealized gain (loss)                      0.01           (1.00)           (0.55)          0.16            0.77
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            0.95           (0.30)            0.26           1.03            1.65
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                       (0.91)          (0.85)           (0.82)         (0.88)          (0.89)
  Net realized gains                                             --           (0.05)           (0.43)         (0.27)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.91)          (0.90)           (1.25)         (1.15)          (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $15.80          $15.76           $16.96         $17.95          $18.07
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   6.21%          (1.61)%           1.42%          5.91%           9.79%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                              $20,906          $5,360           $3,122         $1,869            $752
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                     1.35%           1.44%            1.44%          1.42%           1.40%
  Net investment income                                        6.01            5.57             4.62           4.64            4.94
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          29%             29%              50%            84%             51%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

26  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. As to securities sold or purchased but not yet delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

New York, New York
September 10, 2001


27  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2001.

      o 99.89% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

28  Smith Barney Municipal High Income Fund | 2001 Annual Report to Shareholders

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and

Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Municipal High Income Fund

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Municipal High Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO] SALOMON SMITH BARNEY
A member of citigroup

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0427 9/01

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
                                  SMITH BARNEY

                             TOTAL RETURN BOND FUND

     ---------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2001

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

     ---------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
     ---------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report . July 31, 2001

SMITH BARNEY
TOTAL RETURN BOND FUND

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 30 years of securities business experience and has been managing the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize total return consisting of capital appreciation and income by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 27, 1998

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
30 Years

                                           CLASS A      CLASS B      CLASS L
--------------------------------------------------------------------------------
NASDAQ                                      TRBAX        TRBBX        SBTLX
--------------------------------------------------------------------------------
Inception                                  2/27/98      2/27/98      2/27/98
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2001

                                      Without Sales Charges(1)

                            Class A            Class B            Class L
--------------------------------------------------------------------------------
One-Year                     14.83%             14.26%             14.30%
--------------------------------------------------------------------------------
Since Inception+              5.40               4.86               4.91
--------------------------------------------------------------------------------

                                       With Sales Charges(2)

                            Class A            Class B            Class L
--------------------------------------------------------------------------------
One-Year                      9.63%              9.76%             12.22%
--------------------------------------------------------------------------------
Since Inception+              3.99               4.36               4.59
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+     Inception date for Class A, B and L shares is February 27, 1998.

--------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders ....................................................1
Historical Performance ........................................................3
Fund at a Glance ..............................................................5
Schedule of Investments .......................................................6
Statement of Assets and Liabilities ..........................................11
Statement of Operations ......................................................12
Statements of Changes in Net Assets ..........................................13
Notes to Financial Statements ................................................14
Financial Highlights .........................................................18
Independent Auditors' Report .................................................20

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the Smith Barney Total Return Bond Fund ("Fund"). We are pleased to provide this annual report as of July 31, 2001, which includes a discussion of market conditions, the Fund's investment strategy, and a detailed summary of the Fund's performance.

Performance Update

For the 12 months ended July 31, 2001, the Fund's Class A shares returned 14.83% without sales charges. In comparison, the Merrill Lynch U.S. Corporate & Government 10+ Years Index ("Merrill Lynch Index")(1) returned 13.58% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund seeks to maximize total return consisting of capital appreciation and income, and invests primarily in the following types of fixed-income securities:

      o Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

      o High-grade mortgage-related securities issued by various governmental and non-governmental entities

      o     Investment-grade(2) corporate debt securities

      o     Investment-grade taxable municipal securities

      o     Investment-grade asset-backed securities

The Fund may invest in securities of any maturity, and its effective portfolio maturity will vary based on the manager's outlook for interest rates.

Bond Market Update

For the 12 months ended July 31, 2001, both general economic and market conditions were quite positive for high-grade bond funds. The economy began the period in a rapid-growth stage and ended in a state approaching zero growth. One year ago, the Federal Reserve Board ("Fed") had just completed federal funds rate ("fed funds rate")(3) increases that peaked at 6.50% in an effort to cool the U.S. economy's galloping expansion. Currently, we have a 3.50% fed funds rate and a Fed that is trying to resuscitate the economy. Inflation went from a concern to a moot point, with the technology and telecommunications industries clearly experiencing deflationary pressures.

That economic scenario set up a market environment that was conducive to fixed-income products. The Dow Jones Industrial Average(4) has been under pressure and the Nasdaq Composite Index(5) has buckled under the weaker economy and

----------
(1) The Merrill Lynch Index is a broad measure of the performance of U.S. Government and corporate fixed-rate debt issues with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.

(2) Investment-grade bonds are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc.; AAA, AA, A or BBB by Standard & Poor's Ratings Service; have an equivalent rating by a nationally recognized statistical rating organization; or are determined by the manager to be of equivalent quality.

(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(4) The Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.

(5) The Nasdaq Composite Index is a market-value-weighted index that measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

1   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders
depressed earnings. This has prompted investors to balance their portfolios more equally between equities and fixed income. The combination of an accommodative Fed and positive cash flow in funds has led to a powerful rally in U.S. Treasury securities and corporate bonds.

Investment Strategy

Our strategy has been pretty simple. We were constructive on interest rates, so our dual goals were to keep an average maturity near 20 years to take advantage of the rate declines, and keep credit levels very high due to the weaker economy. Specifically, we added high-grade corporate bonds issued by Caterpillar, PPG Industries and Procter & Gamble. Other investments included AAA-rated, insured, taxable municipal bonds. We feel these securities provide a nice balance of credit qualities, with maturities and structures that fit our investment profile.

Our strategy seems to have been on target. In the 12 months ended July 31, 2001, the Fund ranked first in its Lipper category in terms of total return(6).

Market Outlook

Our outlook going forward will be guided by our economic view. If the economy stays soft, our present strategy is appropriate. If an economic recovery begins to materialize by early 2002, we anticipate shortening the portfolio's average maturity by several years to protect against potentially higher long-term interest rates. We would also keep a cash cushion on hand.

Thank you again for your investment in the Smith Barney Total Return Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Heath McLendon                     /s/ Joseph P. Deane

Heath McLendon                         Joseph P. Deane
Chairman                               Vice President and Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's holdings in various sectors will remain the same. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.
----------
(6) Past performance is not indicative of future results. Rankings in the Lipper General Bond Funds category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of July 31, 2001. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include sales charges. Results would have been less favorable had sales charges been included. The Fund's Class A shares were ranked 1 out of 40 and 7 out of 27 for the 1- and 3-year periods, respectively. The Fund's Class L shares were ranked 2 out of 40 and 15 out of 27 for the 1- and 3-year periods, respectively. Please note that the Fund has an investment history of 3 years.

2   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares

================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income          Total
Year Ended                    of Year     of Year     Dividends      Returns(1)
================================================================================
7/31/01                       $10.34       $11.08      $0.74           14.83%
--------------------------------------------------------------------------------
7/31/00                        10.67        10.34       0.68            3.40
--------------------------------------------------------------------------------
7/31/99                        11.53        10.67       0.68           (1.79)
--------------------------------------------------------------------------------
Inception* -- 7/31/98          11.46        11.53       0.23            2.64+
================================================================================
  Total                                                $2.33
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income          Total
Year Ended                    of Year     of Year     Dividends      Returns(1)
================================================================================
7/31/01                       $10.34       $11.08      $0.69           14.26%
--------------------------------------------------------------------------------
7/31/00                        10.67        10.34       0.62            2.83
--------------------------------------------------------------------------------
7/31/99                        11.53        10.67       0.62           (2.29)
--------------------------------------------------------------------------------
Inception* -- 7/31/98          11.46        11.53       0.21            2.48+
================================================================================
  Total                                                $2.14
================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                               Net Asset Value
                             --------------------
                             Beginning      End        Income          Total
Year Ended                    of Year     of Year     Dividends      Returns(1)
================================================================================
7/31/01                       $10.34       $11.08      $0.69           14.30%
--------------------------------------------------------------------------------
7/31/00                        10.67        10.34       0.63            2.89
--------------------------------------------------------------------------------
7/31/99                        11.53        10.67       0.62           (2.24)
--------------------------------------------------------------------------------
Inception* -- 7/31/98          11.46        11.53       0.21            2.49+
================================================================================
  Total                                                $2.15
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

3   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                       -----------------------------------------
                                        Class A         Class B         Class L
================================================================================
Year Ended 7/31/01                       14.83%          14.26%          14.30%
--------------------------------------------------------------------------------
Inception* through 7/31/01                5.40            4.86            4.91
================================================================================
                                                  With Sales Charges(2)
                                       -----------------------------------------
                                        Class A         Class B         Class L
================================================================================
Year Ended 7/31/01                        9.63%           9.76%          12.22%
--------------------------------------------------------------------------------
Inception* through 7/31/01                3.99            4.36            4.59
================================================================================

================================================================================
Cumulative Total Returns
================================================================================
                                                   Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/01)                        19.70%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/01)                        17.65
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/01)                        17.84
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is February 27, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.

4     Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Smith Barney Total Return Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+

--------------------------------------------------------------------------------
                           February 1998 -- July 2001

   [The following table was depicted as a line graph in the printed material.]

                Smith Barney Total   Smith Barney Total   Smith Barney Total       Merrill Lynch U.S.
                 Return Bond Fund     Return Bond Fund     Return Bond Fund     Corporate & Government
                  Class A Shares       Class B Shares       Class L Shares         10+ Years Index
                ------------------   ------------------   ------------------    ----------------------
Feb 27 1998           9,550                10,000                9,896                  10,000
  July 1998           9,803                10,248               10,044                  10,521
  July 1999           9,628                10,013                9,916                   9,915
  July 2000           9,955                10,297               10,203                  10,612
  July 2001          11,431                11,571               11,662                  12,034

+ The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum sales charge of 4.50% and 1.00% at the time of investment for Class A and L shares, respectively; the deduction of the 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through July 31, 2001. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                       5.4%   Aerospace/Defense
                       9.6%   Automotive
                       9.2%   Chemicals
                      12.1%   Diversified Manufacturing
                       9.5%   Energy
                       9.5%   Food and Beverage
                      18.3%   Insurance
                       5.0%   Machinery
                       8.6%   Retail
                       8.7%   Telecommunications
                       4.1%   Other

--------------------------------------------------------------------------------
                            Investment Breakdown**++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                      44.9%   Municipal Bonds
                       2.0%   Repurchase Agreement
                      53.1%   Corporate Bonds and Notes

*     As a percentage of total corporate bonds and notes.
**    As a percentage of total investments.
++ Please note that the Fund's holdings are as of July 31, 2001 and are subject to change.

5   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                            July 31, 2001
================================================================================

    FACE
   AMOUNT          Rating(a)                           SECURITY                                                            VALUE
==================================================================================================================================
CORPORATE BONDS AND NOTES -- 53.1%
Aerospace/Defense -- 2.9%
$  1,500,000       AA-        Boeing Capital Corp., Sr. Notes, 6.100% due 3/1/11                                      $  1,505,735
     775,000       A          Rockwell International Corp., Debentures, 6.700% due 1/15/28                                 708,890
   1,500,000       A+         United Technologies Corp., Debentures, 8.750% due 3/1/21                                   1,827,842
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,042,467
----------------------------------------------------------------------------------------------------------------------------------
Automotive -- 5.1%
   4,775,000       A          Ford Motor Co., Debentures, 8.875% due 1/15/22                                             5,432,575
   1,480,000       A          General Motors Corp., Debentures, 9.400% due 7/15/21                                       1,810,056
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,242,631
----------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 4.9%
   5,000,000       BB         Lyondell Chemical Co., Debentures, 9.800% due 2/1/20                                       4,943,650
   2,000,000       A          PPG Industries Inc., Debentures, 7.400% due 8/15/19                                        2,000,288
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,943,938
----------------------------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 0.7%
   1,000,000       AA         The Procter & Gamble Co., Debentures, 6.450% due 1/15/26                                     989,841
----------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 6.4%
   6,670,000       Baa2*      FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08                                 6,571,818
   2,475,000       A2*        Philip Morris Cos. Inc., Debentures, 7.750% due 1/15/27                                    2,521,990
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,093,808
----------------------------------------------------------------------------------------------------------------------------------
Energy -- 5.1%
     200,000       A+         Halliburton Co., Debentures, 8.750% due 2/15/21                                              236,151
   4,775,000       Aa1*       Northern Illinois Gas Co., First Mortgage Bonds, 7.375% due 10/15/27                       4,747,892
   1,775,000       A          ONEOK, Inc., Debentures, 6.875% due 9/30/28                                                1,644,779
     500,000       A-         Transocean Sedco Forex Inc., Debentures, 8.000% due 4/15/27                                  533,407
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,162,229
----------------------------------------------------------------------------------------------------------------------------------
Food and Beverage -- 5.1%
   2,000,000       A          Coca-Cola Enterprises Inc., Debentures, 6.750% due 9/15/23                                 1,982,520
   5,775,000       A-         Tyson Foods, Inc., Notes, 7.000% due 5/1/18                                                5,158,761
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,141,281
----------------------------------------------------------------------------------------------------------------------------------
Insurance -- 9.7%
   6,425,000       Aa2*       Lion Connecticut Holdings Inc., Guaranteed Debentures, 7.625% due 8/15/26                  6,900,373
   7,775,000       Baa1*      CNA Financial Corp., Notes, 6.950% due 1/15/18                                             6,858,203
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,758,576
----------------------------------------------------------------------------------------------------------------------------------
Machinery -- 2.6%
   2,750,000       A+         Caterpillar Inc., Sr. Debentures, 6.625% due 7/15/28                                       2,694,862
   1,000,000       A+         Dover Corp., Notes, 6.500% due 2/15/11                                                     1,021,532
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,716,394
----------------------------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.7%
   1,000,000       A+         Alcoa Inc., Notes, 6.340% due 1/15/28                                                        994,968
----------------------------------------------------------------------------------------------------------------------------------
Retail -- 4.5%
     750,000       BBB-       J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16                                        611,963
   5,300,000       A-         Sears Roebuck Acceptance Corp., Notes, 7.500% due 10/15/27                                 5,322,117
     500,000       A          Target Corp., Debentures, 6.750% due 1/1/28                                                  488,716
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,422,796
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

6   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2001
================================================================================

    FACE
   AMOUNT          Rating(a)                           SECURITY                                                            VALUE
==================================================================================================================================
Telecommunications -- 4.6%
$    500,000       Aa3*       BellSouth Capital Funding Corp., Debentures, 7.875% due 2/15/30                          $   554,110
   4,775,000       A-         Motorola, Inc., Debentures, 6.500% due 11/15/28                                            3,845,594
   2,000,000       A+         Verizon Global Funding Corp., Notes, 7.750% due 12/1/30+                                   2,153,816
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,553,520
----------------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.8%
     972,574       AA+        Continental Airlines Inc., Pass-Through Certificates,
                                Series 2000-1, Class A-1, 8.048% due 11/1/20                                             1,064,074
----------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS AND NOTES
                              (Cost -- $79,748,307)                                                                     75,126,523
==================================================================================================================================
MUNICIPAL BONDS -- 44.9%
Arizona -- 3.1%
   4,300,000       AAA        Phoenix, AZ IDA Revenue, America West Arena, AMBAC-Insured, 7.125% due 12/1/21             4,433,687
----------------------------------------------------------------------------------------------------------------------------------
California -- 16.8%
                              Fresno, CA Joint Powers Financing Authority Lease Revenue, FSA-Insured, Series B:
   1,000,000       AAA          6.930% due 6/1/23                                                                        1,026,050
   1,000,000       AAA          7.030% due 6/1/31                                                                        1,027,790
   1,500,000       AAA        Los Angeles, CA Convention and Exhibition Center Authority Lease Revenue,
                                MBIA-Insured, Series A, 7.125% due 8/15/24                                               1,537,185
   7,980,000       AAA        Monrovia, CA Redevelopment Agency, Tax Allocation (Center Redevelopment
                                Project), AMBAC-Insured, Series A, 7.050% due 5/1/29                                     8,108,717
   5,000,000       AAA        Oakland, CA Revenue, 1800 Harrison Foundation, AMBAC-Insured,
                                Series A, 8.500% due 1/1/29                                                              5,466,900
   2,040,000       AAA        Pinole, CA Redevelopment Agency, Tax Allocation, MBIA-Insured, Series B,
                                6.750% due 8/1/17                                                                        2,079,882
   1,300,000       AAA        San Dieguito, CA Public Facilities Authority Revenue, AMBAC-Insured,
                                Series B, 7.000% due 8/1/18                                                              1,344,629
                              Union City, CA Community Redevelopment Agency, Tax
                                Allocation, AMBAC-Insured, Series B:
   2,000,000       AAA          7.250% due 10/1/33                                                                       2,067,760
   1,000,000       AAA          7.500% due 10/1/34                                                                       1,053,200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,712,113
----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 3.5%
   4,500,000       AAA        Bridgeport, CT GO, Taxable Pension Bonds, FGIC-Insured, 7.640% due 1/15/30                 4,966,605
----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 3.2%
   4,500,000       AAA        De Kalb County, GA Development Authority Revenue (Regional Office Project),
                                MBIA-Insured, 6.875% due 3/1/20                                                          4,561,830
----------------------------------------------------------------------------------------------------------------------------------
Maryland -- 1.4%
   2,000,000       Aa2*       Montgomery County, MD Housing Opportunities, Community Single-Family
                                Mortgage Revenue, Series C, 7.000% due 7/1/30                                            1,985,120
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 4.2%
   5,800,000       AAA        Northeastern University, MA Revenue, MBIA-Insured, Series A, 7.040% due 10/1/28            5,896,976
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

7   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 2001
================================================================================

    FACE
   AMOUNT          RATING(a)                           SECURITY                                                            VALUE
==================================================================================================================================
Pennsylvania -- 5.3%
$  4,700,000       AAA        Delaware River Port Authority, PA Port District Project, FSA-Insured,
                                Series A, 7.630% due 1/1/21                                                           $  5,192,184
   2,295,000       AAA        York County, PA IDA, Economic Development Revenue, FGIC-Insured,
                                Series B, 6.875% due 10/1/18                                                             2,326,809
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,518,993
----------------------------------------------------------------------------------------------------------------------------------
Texas -- 7.4%
   2,500,000       AAA        Dallas-Fort Worth, TX International Airport Facilities Improvement Corp. Revenue,
                                MBIA-Insured, 7.070% due 11/1/24                                                         2,559,175
   7,380,000       AAA        Tyler, TX Health Facilities Development Corp., Hospital Revenue, East Texas,
                                FSA-Insured, Series E, Remarketed 2/17/99, 7.830% due 11/1/27                            7,832,394
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,391,569
----------------------------------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost -- $60,657,651)                                                                     63,466,893
==================================================================================================================================
REPURCHASE AGREEMENT -- 2.0%
   2,824,000                  J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $2,824,302;
                                (Fully collateralized by U.S. Treasury Bills, 0.000% due 9/6/01;
                                Market value -- $2,880,739) (Cost -- $2,824,000)                                         2,824,000
==================================================================================================================================
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $143,229,958**)                                                                $141,417,416
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

8   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

9   Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Security
SONYMA  -- State of New York Mortgage Agency
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VAN     -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

 10  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                July 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $143,229,958)                        $ 141,417,416
     Cash                                                                          793
     Interest receivable                                                     2,635,736
     Receivable for Fund shares sold                                           402,619
--------------------------------------------------------------------------------------
     Total Assets                                                          144,456,564
--------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                        1,997,370
     Payable for Fund shares purchased                                         115,590
     Investment advisory fee payable                                            79,671
     Distribution fees payable                                                  29,540
     Accrued expenses                                                           93,312
--------------------------------------------------------------------------------------
     Total Liabilities                                                       2,315,483
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 142,141,081
======================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                          $      12,829
     Capital paid in excess of par value                                   151,798,253
     Undistributed net investment income                                        17,187
     Accumulated net realized loss from investments                         (7,874,646)
     Net unrealized depreciation of investments                             (1,812,542)
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 142,141,081
======================================================================================
Shares Outstanding:
     Class A                                                                 3,484,223
     ---------------------------------------------------------------------------------
     Class B                                                                 6,553,382
     ---------------------------------------------------------------------------------
     Class L                                                                 2,791,005
     ---------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $       11.08
     ---------------------------------------------------------------------------------
     Class B *                                                           $       11.08
     ---------------------------------------------------------------------------------
     Class L **                                                          $       11.08
     ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       11.60
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       11.19
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

 11  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                         For the Year Ended July 31, 2001
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $  9,315,636
-----------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                            804,204
     Distribution fees (Note 2)                                                         742,909
     Shareholder and system servicing fees                                               90,229
     Audit and legal                                                                     38,864
     Registration fees                                                                   33,470
     Shareholder communications                                                          15,741
     Trustees' fees                                                                      15,513
     Pricing fees                                                                         5,547
     Custody                                                                              4,606
     Other                                                                                8,128
-----------------------------------------------------------------------------------------------
     Total Expenses                                                                   1,759,211
-----------------------------------------------------------------------------------------------
Net Investment Income                                                                 7,556,425
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          10,034,545
        Cost of securities sold                                                      10,915,053
-----------------------------------------------------------------------------------------------
     Net Realized Loss                                                                 (880,508)
-----------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
        Beginning of year                                                           (11,793,561)
        End of year                                                                  (1,812,542)
-----------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                                          9,981,019
-----------------------------------------------------------------------------------------------
Net Gain on Investments                                                               9,100,511
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $ 16,656,936
===============================================================================================

                       See Notes to Financial Statements.

 12  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                          2001             2000
====================================================================================================
OPERATIONS:
     Net investment income                                            $   7,556,425    $   8,555,382
     Net realized loss                                                     (880,508)      (4,920,793)
     (Increase) decrease in net unrealized depreciation                   9,981,019          (57,628)
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              16,656,936        3,576,961
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (8,124,159)      (8,167,910)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (8,124,159)      (8,167,910)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                    40,423,428       12,855,348
     Net asset value of shares issued for reinvestment of dividends       5,458,717        5,864,146
     Cost of shares reacquired                                          (26,799,760)     (61,948,084)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions      19,082,385      (43,228,590)
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                        27,615,162      (47,819,539)
NET ASSETS:
     Beginning of year                                                  114,525,919      162,345,458
     End of year*                                                     $ 142,141,081    $ 114,525,919
====================================================================================================
* Includes undistributed net investment income of:                    $      17,187    $     584,921
====================================================================================================

                       See Notes to Financial Statements.

 13  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC, ("SBFM") formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2001, the Fund paid transfer agent fees of $74,559 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from

 14  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2001, SSB received sales charges of approximately $194,000 and $95,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2001, CDSCs paid to SSB were approximately:

                                                        Class B      Class L
================================================================================
CDSCs                                                  $187,000     $  4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                                          Class A       Class B      Class L
================================================================================
Distribution Plan Fees                   $ 86,946      $500,203     $155,760
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $28,454,877
--------------------------------------------------------------------------------
Sales                                                             10,034,545
================================================================================

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $ 3,053,609
Gross unrealized depreciation                                     (4,866,151)
--------------------------------------------------------------------------------
Net unrealized depreciation                                      $(1,812,542)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2001, the Fund did not hold any futures contracts.

 15  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2001, the Fund had no securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

During the year ended July 31, 2001, the Fund did not enter into any reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At July 31, 2001, the Fund did not hold any when-issued securities and had not entered into any delayed delivery transactions.

9. Capital Loss Carryforward

At July 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $7,856,000 available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                               2007         2008         2009
================================================================================
Carryforward Amounts                        $1,372,000   $1,052,000   $5,432,000
================================================================================

 16  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

10. Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                                     Class A          Class B          Class L
================================================================================
Total Paid-in Capital              $42,017,074      $77,580,929      $32,213,079
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                      Year Ended
                                        July 31, 2001                    July 31, 2000
                                -----------------------------    ----------------------------
                                   Shares          Amount          Shares          Amount
=============================================================================================
Class A
Shares sold                        904,059      $  9,760,624        331,660      $  3,453,600
Shares issued on reinvestment      153,510         1,637,908        186,040         1,948,681
Shares reacquired                 (762,505)       (8,189,532)    (2,211,021)      (23,123,790)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)            295,064      $  3,209,000     (1,693,321)     $(17,721,509)
=============================================================================================
Class B
Shares sold                      1,343,039      $ 14,497,759        556,356      $  5,831,747
Shares issued on reinvestment      252,471         2,692,573        278,605         2,915,293
Shares reacquired               (1,314,324)      (14,030,961)    (2,623,521)      (27,408,846)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)            281,186      $  3,159,371     (1,788,560)     $(18,661,806)
=============================================================================================
Class L
Shares sold                      1,496,764      $ 16,165,045        340,670      $  3,570,001
Shares issued on reinvestment      105,531         1,128,236         95,547         1,000,172
Shares reacquired                 (427,835)       (4,579,267)    (1,093,084)      (11,415,448)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)          1,174,460      $ 12,714,014       (656,867)     $ (6,845,275)
=============================================================================================

 17  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                 2001(1)          2000(1)          1999(1)          1998(2)
==========================================================================================================
Net Asset Value, Beginning of Year           $    10.34       $    10.67       $    11.53       $    11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.69             0.70             0.67             0.25
   Net realized and unrealized gain (loss)         0.79            (0.35)           (0.85)            0.05
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.48             0.35            (0.18)            0.30
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.74)           (0.68)           (0.68)           (0.23)
----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.74)           (0.68)           (0.68)           (0.23)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    11.08       $    10.34       $    10.67       $    11.53
----------------------------------------------------------------------------------------------------------
Total Return                                      14.83%            3.40%           (1.79)%           2.64%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   38,614       $   32,972       $   52,101       $   54,674
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                     1.05%            1.08%            1.02%            1.00%+
   Net investment income                           6.47             6.69             5.88             5.39+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               8%               8%              32%               0%
==========================================================================================================

Class B Shares                                 2001(1)          2000(1)          1999(1)          1998(2)
==========================================================================================================
Net Asset Value, Beginning of Year           $    10.34       $    10.67       $    11.53       $    11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.63             0.64             0.62             0.23
   Net realized and unrealized gain (loss)         0.80            (0.35)           (0.86)            0.05
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.43             0.29            (0.24)            0.28
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.69)           (0.62)           (0.62)           (0.21)
----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.69)           (0.62)           (0.62)           (0.21)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    11.08       $    10.34       $    10.67       $    11.53
----------------------------------------------------------------------------------------------------------
Total Return                                      14.26%            2.83%           (2.29)%           2.48%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   72,605       $   64,843       $   85,991       $   81,797
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                     1.58%            1.61%            1.52%            1.50%+
   Net investment income                           5.95             6.15             5.39             4.90+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               8%               8%              32%               0%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.
(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                              Per Share Decreases            Expense Ratios
                           in Net Investment Income        Without Fee Waivers
                           ------------------------        -------------------
                               1999         1998            1999        1998+
                              -----        -----           -----        -----
             Class A          $0.01        $0.01           1.11%        1.21%
             Class B           0.01         0.01           1.61         1.71

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

 18  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class L Shares                                 2001(1)          2000(1)          1999(1)          1998(3)
==========================================================================================================
Net Asset Value, Beginning of Year           $    10.34       $    10.67       $    11.53       $    11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.64             0.65             0.62             0.22
   Net realized and unrealized gain (loss)         0.79            (0.35)           (0.86)            0.06
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.43             0.30            (0.24)            0.28
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.69)           (0.63)           (0.62)           (0.21)
----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.69)           (0.63)           (0.62)           (0.21)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    11.08       $    10.34       $    10.67       $    11.53
----------------------------------------------------------------------------------------------------------
Total Return                                      14.30%            2.89%           (2.24)%           2.49%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   30,922       $   16,711       $   24,253       $   20,386
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                     1.52%            1.57%            1.47%            1.45%+
   Net investment income                           5.98             6.18             5.44             4.97+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               8%               8%              32%               0%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.
(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                              Per Share Decreases            Expense Ratios
                           in Net Investment Income        Without Fee Waivers
                           ------------------------        -------------------
                               1999         1998            1999         1998
                              -----        -----           -----        -----
                              $0.01        $0.01           1.56%        1.66%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

 19  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund of Smith Barney Income Funds ("Fund") as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the three-year period then ended and the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Total Return Bond Fund of Smith Barney Income Funds as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the three-year period then ended and the period from February 27, 1998 to July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ KPMG LLP

New York, New York

September 10, 2001


 20  Smith Barney Total Return Bond Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
     SMITH BARNEY
TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SMITH BARNEY TOTAL RETURN BOND FUND

================================================================================

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Total Return Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY TOTAL RETURN BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01539 9/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              EXCHANGE RESERVE FUND
--------------------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2001

                               [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money, Professionally Managed.[TM]

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO]                        [PHOTO]
Heath B.                       Martin R.
McLendon                       Hanley
Chairman                       Vice President and
                               Investment Officer

[PHOTO]
Kevin
Kennedy
Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the year ended July 31, 2001. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On June 15, 2001 Martin R. Hanley and Kevin Kennedy became responsible for the day-to-day management of the Fund. Mr. Hanley, a director of Salomon Smith Barney has more than 14 years of securities business experience. Mr. Kennedy, a managing director of Salomon Smith Barney, has more than 20 years of securities business experience. The Fund's previous investment officer, Phyllis M. Zahorodny, retired on June 14, 2001. A valued member of the Salomon Smith Barney family who contributed over 21 years of distinguished service to the firm, Ms. Zahorodny will be sorely missed.

Performance Summary

The chart below provides the yields for the Fund's Class B and L shares as of July 31, 2001:

                               Seven-Day                 Seven-Day
                             Current Yield           Effective Yield(1)
                            ---------------          ------------------
         Class B                 2.63%                      2.67%
         Class L                 2.60                       2.64

-----------
1 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

1    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

Market and Economic Review

Through much of this year the U.S. Federal Reserve Board ("Fed") had to take aggressive action to mitigate the risk of recession. In response to declining corporate profits and capital spending, as well as a weakening manufacturing sector, the Fed lowered the federal funds rate ("fed funds rate")(2) on six different occasions during the reporting period for a total of 275 basis points.(3) (The Fed cut the rate a further 25 basis points on August 21st, after the Fund's reporting period ended.)

U.S. economic growth has deteriorated over the last year. In each of the last two quarters Gross Domestic Product ("GDP")(4) growth has been below 1.50%, much less than the 4% growth posted last year. Layoffs across many sectors of the economy have pushed the unemployment rate towards 5%. Despite a sluggish stock market, consumer spending has remained resilient. Lower interest rates had helped raise consumer confidence and maintain housing sales.

Global economies too have been in a downturn this year. Alongside weak European and Asian growth, problems have surfaced in Latin America as well. Financial debt troubles have been building for months in Argentina. Weak overseas demand, coupled with a strong dollar has only helped to postpone our own revitalization. The most recent economic news failed to show any concrete evidence of improvement.

Portfolio Update

Returns on money market securities have fallen considerably over the last year, particularly since the Fed began easing interest rates. The yield curve was inverted for much of the period.(5) One year ago, one-year securities were yielding 7% and have now fallen below 4%. With interest rates falling throughout the year, we lengthened the average maturity of the fund from 10 days to over 20 days. We expect to see some weaker corporate earnings as a result of the U.S. slowdown, but generally solid revenues from the banking sector.

-----------
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
3 A basis point is 0.01% or one one-hundredth of a percent.
4 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.

2    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

As of July 31, 2001, the Fund had 31 different issues with 10.5% of the Fund's assets in bank obligations and 89.5% in corporate commercial paper.

Thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Health B. McLendon        /s/ Martin R. Hanley         /s/ Kevin Kennedy

Heath B. McLendon             Martin R. Hanley             Kevin Kennedy
Chairman                      Vice President and           Vice President and
                              Investment Officer           Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to page 4 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of July 31, 2001 and subject to change.

3    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                           July 31, 2001
--------------------------------------------------------------------------------

     FACE                                                                      ANNUALIZED
    AMOUNT                  SECURITY                                              YIELD               VALUE
---------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 3.8%
$5,000,000       Bank of Montreal matures 8/13/01
                 (Cost -- $5,000,000)                                             3.76%            $ 5,000,000
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 89.5%
  1,800,000      Abbey National North America matures 8/8/01                      3.82               1,798,663
                 Aloca Inc. matures:
  2,600,000          8/16/01                                                      3.70               2,595,992
  2,230,000          8/17/01                                                      3.70               2,226,333
  5,000,000      ANZ Delaware Inc. matures 8/13/01                                3.78               4,993,700
  5,000,000      BankAmerica Corp. matures 8/10/01                                3.74               4,995,325
  5,000,000      BCI Funding Corp. matures 9/6/01                                 3.74               4,981,300
  1,590,000      BMW US Capital Corp. matures 8/9/01                              3.72               1,588,686
  5,000,000      BNP Paribas SA matures 8/3/01                                    3.70               4,998,972
  2,815,000      British Columbia matures 9/11/01                                 3.65               2,803,298
  1,100,000      Canadian Wheat Board matures 8/10/01                             3.84               1,098,944
  5,000,000      CBA DEL Finance Inc. matures 8/21/01                             3.73               4,989,639
  4,250,000      Commerzbank US Finance matures 9/11/01                           3.67               4,232,236
  5,000,000      Dexia Delaware matures 9/17/01                                   3.60               4,976,500
  3,857,000      Fortis Funding matures 9/27/01                                   3.70               3,834,405
  5,000,000      General Electric Capital Corp. matures 8/3/01                    3.86               4,998,928
  5,000,000      Halifax PLC matures 8/1/01                                       3.72               5,000,000
  5,000,000      Honeywell International Inc. matures 8/3/01                      3.75               4,998,958
  5,000,000      International Business Machines Credit Corp. matures 8/21/01     3.70               4,989,722
  5,000,000      International Lease Finance Corp. matures 8/13/01                3.70               4,993,833
  5,000,000      Lloyds Bank PLC matures 10/1/01                                  3.58               4,969,670
  5,000,000      Oesterreichische Kontrollbank matures 8/7/01                     3.80               4,996,833
  5,000,000      Societe Generale matures 9/6/01                                  3.72               4,981,400
  5,000,000      Svenska Handelsbanken matures 8/6/01                             3.73               4,997,410
  5,000,000      Transamerica Finance Corp. matures 8/13/01                       3.79               4,993,683
  5,000,000      UBS Finance LLC matures 8/16/01                                  3.78               4,992,125
  5,000,000      USAA Capital Corp. matures 8/21/01                               3.70               4,989,722
  3,600,000      Walt Disney Co. matures 8/2/01                                   3.78               3,599,622
  5,000,000      Wells Fargo Financial Corp. matures 8/3/01                       3.83               4,998,936
--------------------------------------------------------------------------------------------------------------
                 TOTAL COMMERCIAL PAPER
                 (Cost-- $118,614,835)                                                             118,614,835
--------------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 6.7%
  2,861,000      Chase Manhattan Bank matures 8/1/01                              3.88               2,861,000
  6,000,000      Hong Kong & Shanghai Bank matures 8/1/01                         3.88               6,000,000
--------------------------------------------------------------------------------------------------------------
                 TOTAL TIME DEPOSITS
                 (Cost -- $8,861,000)                                                                8,861,000
--------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS-- 100%
                 (Cost -- $132,475,835*)                                                          $132,475,835
--------------------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

4    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2001
--------------------------------------------------------------------------------

ASSETS:
     Investments, at amortized cost                                 $132,475,835
     Cash                                                                    937
     Receivable for Fund shares sold                                     656,152
     Prepaid registration fees                                           280,070
     Interest receivable                                                   8,573
     Other assets                                                         31,783
--------------------------------------------------------------------------------
     Total Assets                                                    133,453,350
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                 1,117,772
     Dividends payable                                                   147,095
     Investment advisory fee payable                                      52,613
     Distribution fees payable                                            22,196
     Administration fee payable                                           21,995
     Accrued expenses                                                    131,825
--------------------------------------------------------------------------------
     Total Liabilities                                                 1,493,496
--------------------------------------------------------------------------------
Total Net Assets                                                    $131,959,854
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of shares of beneficial interest                     $    131,980
     Capital paid in excess of par value                             131,827,874
--------------------------------------------------------------------------------
Total Net Assets                                                    $131,959,854
--------------------------------------------------------------------------------
Shares Outstanding:
     Class B                                                          90,816,592
--------------------------------------------------------------------------------
     Class L                                                          41,163,100
--------------------------------------------------------------------------------
Net Asset Value, per class                                                 $1.00
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

5    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                            $7,029,399
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                             630,594
  Investment advisory fee (Note 3)                                       378,356
  Administration fee (Note 3)                                            252,237
  Shareholders and system servicing fees                                 125,359
  Registration fees                                                       69,670
  Audit and legal                                                         34,936
  Custody                                                                 33,580
  Shareholder communications                                              24,680
  Trustees' fees                                                          11,680
  Other                                                                   15,481
--------------------------------------------------------------------------------
  Total Expenses                                                       1,576,573
--------------------------------------------------------------------------------
Net Investment Income                                                  5,452,826
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                                 984
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $5,453,810
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

6    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                                                  2001                      2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                    $     5,452,826          $     7,092,409
  Net realized gain                                                                                    984                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                                         5,453,810                7,092,409
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                                         (5,452,826)              (7,092,409)
  Net realized gains                                                                                  (984)                    --
-----------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                                                 (5,453,810)              (7,092,409)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                                             363,659,742            1,240,092,344
  Net asset value of shares issued for reinvestment of dividends                                 4,838,894                5,949,909
  Cost of shares reacquired                                                                   (360,702,095)          (1,269,342,786)
-----------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
  From Fund Share Transactions                                                                   7,796,541              (23,300,533)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                                7,796,541              (23,300,533)
NET ASSETS:
  Beginning of year                                                                            124,163,313              147,463,846
-----------------------------------------------------------------------------------------------------------------------------------
  End of year                                                                              $   131,959,854          $   124,163,313
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

7    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

8    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2001, the Fund paid transfer agent fees of $95,991 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made.

For the year ended July 31, 2001, CDSCs paid to SSB were approximately:

                                                        Class B         Class L
--------------------------------------------------------------------------------
 CDSCs                                                 $429,000         $80,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively.

9    Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended July 31, 2001, total Distribution Plan fees incurred were:

                                                       Class B         Class L
--------------------------------------------------------------------------------
 Distribution Plan Fees                               $463,086        $167,508
--------------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and L shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                                 Year Ended        Year Ended
                                               July 31, 2001     July 31, 2000
--------------------------------------------------------------------------------
 Class B
 Shares sold                                    154,258,943         653,749,502
 Shares issued on reinvestment                    3,577,707           4,887,564
 Shares reacquired                             (161,944,968)       (683,862,065)
-------------------------------------------------------------------------------
 Net Decrease                                    (4,108,318)        (25,224,999)
-------------------------------------------------------------------------------
 Class L
 Shares sold                                    209,400,799         586,342,842
 Shares issued on reinvestment                    1,261,187           1,062,345
 Shares reacquired                             (198,757,127)       (585,480,721)
-------------------------------------------------------------------------------
 Net Increase                                    11,904,859           1,924,466
-------------------------------------------------------------------------------

10  Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares                       2001(1)           2000(1)           1999(1)             1998              1997
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                    $1.00             $1.00             $1.00            $1.00             $1.00
-------------------------------------------------------------------------------------------------------------------
  Net investment income                0.044             0.046             0.040            0.044             0.043
  Dividends from net investment
  income and realized gains           (0.044)           (0.046)           (0.040)          (0.044)           (0.043)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00             $1.00             $1.00            $1.00             $1.00
-------------------------------------------------------------------------------------------------------------------
Total Return                            4.50%             4.72%             4.05%            4.51%             4.43%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)                        $91               $95              $120              $74              $117
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.25%             1.25%             1.18%            1.21%             1.16%
  Net investment income                 4.37              4.59              3.98             4.43              4.34
-------------------------------------------------------------------------------------------------------------------
Class L Shares                       2001(1)           2000(1)           1999(1)             1998(2)           1997
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                    $1.00             $1.00             $1.00            $1.00             $1.00
-------------------------------------------------------------------------------------------------------------------
  Net investment income                0.044             0.046             0.040            0.044             0.043
  Dividends from net investment
  income and realized gains           (0.044)           (0.046)           (0.040)          (0.044)           (0.043)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00             $1.00             $1.00            $1.00             $1.00
-------------------------------------------------------------------------------------------------------------------
Total Return                            4.47%             4.68%             4.04%            4.52%             4.42%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)                        $41               $29               $27               $9                $6
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.27%             1.26%             1.21%            1.21%             1.16%
  Net investment income                 4.22              4.59              3.95             4.43              4.34
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2001:

o A total of 0.27% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

11   Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds ("Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                  /s/ KPMG LLP

New York, New York
September 10, 2001

12   Smith Barney Exchange Reserve Fund   |   2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY EXCHANGE RESERVE FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Martin R. Hanley
Vice President and Investment Officer

Kevin Kennedy
Vice President and Investment Officer

Michele Mirabella, CFA
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Exchange Reserve Fund

This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney Exchange Reserve Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY EXCHANGE RESERVE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01183 9/01